Exhibit 10.52

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                          GENESISINTERMEDIA.COM, INC.,

                            GENESIS INTERMEDIA, INC.

                                       AND

                             INFINITY OUTDOOR, INC.


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                          SECURITIES PURCHASE AGREEMENT

                           Dated as of June ___, 2000




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                                TABLE OF CONTENTS

SECTION 1 - ISSUANCE OF SECURITIES......................................1
  Section 1.1     Authorization.........................................1
  Section 1.2     Transfer of the Securities; the Closing...............1
  Section 1.3     Representations and Warranties of the Company.........2
  Section 1.4     Representations and Warranties of Infinity Outdoor....4
  Section 1.5     Registration Rights...................................6

SECTION 2 - CONDITIONS TO OBLIGATIONS OF INFINITY OUTDOOR..............14
  Section 2.1     Conditions to Closing................................14

SECTION 3 - RESTRICTIONS ON TRANSFERABILITY; COMPLIANCE WITH
SECURITIES ACT.........................................................15
  Section 3.1     Restrictions on Transferability......................15
  Section 3.2     Restrictive Legend...................................15
  Section 3.3     Notice of Proposed Transfers.........................15

SECTION 4 - MISCELLANEOUS..............................................16
  Section 4.1     Indemnification......................................16
  Section 4.2     Reliance on and Survival of Representations..........17
  Section 4.3     Successors and Assigns...............................17
  Section 4.4     Notices..............................................17
  Section 4.5     Counterparts.........................................18
  Section 4.6     Amendments...........................................18
  Section 4.7     Severability.........................................18
  Section 4.8     Governing Law; Submission to Process.................18
  Section 4.9     Entire Agreement.....................................19
  Section 4.10    Further Assurances...................................19
  Section 4.11    Headings.............................................19
  Section 4.12    Waiver of Jury Trial.................................19

EXHIBIT A - WARRANT CERTIFICATE
EXHIBIT B - FORM OF GENESIS WARRANT CERTIFICATE

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                          SECURITIES PURCHASE AGREEMENT

                  This SECURITIES PURCHASE AGREEMENT, dated as of June __, 2000 (this "Agreement"), is among GenesisIntermedia.com, Inc., a Delaware corporation ("Genesis"), Genesis Intermedia, Inc., a Florida corporation and wholly-owned subsidiary of Genesis (the "Company"), and Infinity Outdoor, Inc., a Delaware corporation ("Infinity Outdoor").

                  WHEREAS Genesis, the Company and Infinity Outdoor desire to provide Infinity Outdoor with a warrant to purchase an equity interest in the Company, exchangeable for a warrant to purchase an equity interest in Genesis as an incentive to Infinity Outdoor to maximize its joint marketing efforts with the Company.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

         Section 1     ISSUANCE OF SECURITIES.

                  Section 1.1 Authorization. Genesis and the Company have, respectively, duly authorized the issue of warrants substantially in the form of Exhibit A (the "Subsidiary Warrant") and Exhibit B (the "Genesis Warrant") hereto, to purchase 20 shares of the Company's common stock, or 322,580 shares of the common stock of Genesis, respectively (either security issuable upon exercise of the Subsidiary Warrant or the Genesis Warrant, as applicable, referred herein from time to time as the "Warrant Shares"). The Subsidiary Warrant, the Genesis Warrant, the Warrant Shares issuable upon exercise of the Subsidiary Warrant or the Genesis Warrant and the certificates and other instruments from time to time evidencing the same, are herein sometimes collectively called the "Securities."

                  Section 1.2 Transfer of the Securities; the Closing. In reliance upon the representations of Genesis and the Company contained in
Section 1.3 hereof and subject to the terms and conditions set forth herein, Infinity Outdoor shall acquire the Subsidiary Warrant. The closing (the "Closing") of Infinity Outdoor's purchase of the Subsidiary Warrant shall be held at 10:00 a.m., Los Angeles time on June ____, 2000 (the "Closing Date"), by facsimile transmission of documents, or at such other time or place as the parties hereto may mutually agree.

                  On the Closing Date, the Company will tender to Infinity Outdoor the Subsidiary Warrant, registered in Infinity Outdoor's name, duly executed and dated the Closing Date, in consideration of Infinity Outdoor's agreement to jointly market advertising with the Company.

                  Infinity Outdoor shall have certain rights to tender the Subsidiary Warrant in exchange for the Genesis Warrant as set forth in and in accordance with the terms of the Subsidiary Warrant. In the event Infinity Outdoor so tenders the Subsidiary Warrant, Genesis will deliver to Infinity Outdoor the Genesis Warrant, registered in Infinity Outdoor's name and duly executed.

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                  In addition, in the event the assets comprising the Centerlinq network are transferred by the Company to another entity controlled by Genesis, the Subsidiary Warrant shall be exchanged for a like warrant to purchase securities of such entity.

                  Section 1.3 Representations and Warranties of Genesis and the Company.

                  Genesis and the Company represent and warrant to Infinity Outdoor that on the date hereof and as of the Closing Date:

                           (a)     Each of Genesis and the Company is a
corporation duly organized, validly existing and in good standing under the laws of the State of its incorporation, and is duly qualified as a foreign corporation in each jurisdiction in which the character of the properties owned or held under lease by it or the nature of the business transacted by it requires such qualification, except to the extent the failure to be so qualified does not materially adversely affect it. Each of Genesis and the Company has all requisite power to transact the business it transacts and proposes to transact, to execute and deliver this Agreement, the Securities and all other documents and agreements contemplated hereby and thereby, and to perform the provisions hereof and thereof and to consummate the transactions contemplated hereby and thereby.

                           (b)     The execution, delivery and performance of
this Agreement, the Securities, and all other documents and agreements contemplated hereby and thereby, and the consummation of the transactions contemplated hereby or thereby, have been duly authorized and approved by each of Genesis and the Company including, without limitation, by their respective Boards of Directors. This Agreement, the Securities, and all other documents and agreements contemplated hereby and thereby have each been duly authorized, executed and delivered by, and each is the valid and binding obligation of, each of Genesis and the Company, enforceable against each of Genesis and the Company in accordance with its terms, except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws or by legal or equitable principles relating to or limiting creditors' rights generally.

                           (c)     Neither Genesis nor the Company has knowledge
of any fact that materially adversely affects, or could reasonably be expected to materially adversely affect, its business, prospects, properties, assets, operations or financial condition, or its ability to perform its respective obligations under this Agreement, the Securities or any other documents or agreements contemplated hereby and thereby.

                           (d)     The consummation of the transactions
contemplated by this Agreement and the performance of the terms and provisions of this Agreement, the Securities and any other documents or agreements contemplated hereby and thereby will not (i) contravene, result in any breach of, or constitute a default under any indenture, mortgage, deed of trust, bank loan or credit agreement, corporate charter, by-laws or other material agreement or instrument to which Genesis or the Company is a party or by which Genesis or

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the Company or any of their properties are bound, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order of any court, arbitrator or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign (collectively, "Governmental Person") applicable to Genesis or the Company or
(iii) violate any material provision of any statute or other law, rule or regulation of any Governmental Person applicable to Genesis or the Company.

                           (e)     No consent, approval or authorization of, or
registration, filing or declaration with, any person or entity is required for the issuance of the Securities or the valid execution and delivery of the Securities or for the performance by Genesis and the Company of this Agreement, the Securities, and any other documents or agreements contemplated hereby and thereby, other than the filing required under Regulation D of the Securities Act and any other filings, registrations or qualifications under the securities laws or "blue sky" laws of any State that may be required to be made or obtained in connection with the offer, issuance, sale or delivery of the Securities or any interest therein, which filings will be made by each of Genesis and the Company, as appropriate.

                           (f)     Subject to the terms and provisions herein,
at the Closing, Infinity Outdoor shall acquire good and marketable title to the Subsidiary Warrant free and clear of all covenants, conditions, restrictions, liens, pledges, charges, encumbrances, options and adverse claims or rights of any kind whatsoever and, upon exercise of the Subsidiary Warrant in accordance with its terms, including payment of the Exercise Price therefore, Infinity Outdoor shall acquire good and marketable title to the respective Securities issuable upon such exercise, free and clear of all covenants, conditions, restrictions, liens, pledges, charges, encumbrances, options and adverse claims or rights of any kind whatsoever. In the event the Subsidiary Warrant is tendered for the Genesis Warrant in accordance with the terms thereof, subject to the terms and provisions herein, Infinity Outdoor shall acquire good and marketable title to the Genesis Warrant free and clear of all covenants, conditions, restrictions, liens, pledges, charges, encumbrances, options and adverse claims or rights of any kind whatsoever and, upon exercise of the Genesis Warrant in accordance with its terms, including payment of the Exercise Price therefor, Infinity Outdoor shall acquire good and marketable title to the respective Securities issuable upon such exercise, free and clear of all covenants, conditions, restrictions, liens, pledges, charges, encumbrances, options and adverse claims or rights of any kind whatsoever.

                           (g)     The authorized capital stock of Genesis
consists of 25,000,000 shares of common stock, and 5,000,000 shares of preferred stock. At May 5, 2000, Genesis had issued and outstanding 5,315,000 shares of common stock and 146,858 shares of preferred stock. The authorized capital stock of the Company consists of 1000 shares of common stock. The Company has issued and outstanding 180 shares of common stock. The Company common stock issued and outstanding as of the date hereof and the Warrant Shares issuable upon exercise of the Subsidiary Warrant was, or will when issued be, duly and validly issued, fully paid and nonassessable. There are no other outstanding options, warrants or similar rights of any person to acquire any of the capital stock of the Company and the Company has no contingent obligations to issue additional shares. The Company is not subject to any obligation (contingent or otherwise)

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to repurchase or otherwise acquire or retire any of its capital stock or other securities or obligation evidencing the right of any holder thereof to purchase any of its capital stock or other securities. The common stock of Genesis issued and outstanding as of May 5, 2000 and the Warrant Shares issuable upon exercise of the Genesis Warrant was, or will when issued be, duly and validly issued, fully paid and nonassessable. Except as set forth in Genesis' Quarterly Report on Form 10-QSB for the quarter ended March 31, 2000, on March 31, 2000 there were no other outstanding options, warrants or similar rights of any person to acquire any of the capital stock of Genesis and Genesis had no contingent obligations to issue additional shares. Since such date, Genesis has issued additional securities and additional rights to purchase additional securities. Except with respect to its outstanding preferred stock, Genesis is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its capital stock or other securities or obligation evidencing the right of any holder thereof to purchase any of its capital stock or other securities.

                           (h)     Except as provided in Genesis filings with
the Securities and Exchange Commission (the "SEC Documents"), there is no action, suit, proceeding or investigation pending, or to the knowledge of each of Genesis and the Company, threatened against either Genesis or the Company that would have a material adverse effect on either the Company or Genesis and there are no judgements, injunctions, writs, rulings or orders by any Governmental Person against Genesis or the Company or its directors or officers pertaining to Genesis or the Company that would have a material adverse effect on either the Company or Genesis.

                  Section 1.4 Representations, Warranties and Covenants of Infinity Outdoor.

                     (a) Infinity Outdoor represents and warrants to Genesis and the Company that on the date hereof and as of the Closing Date:

                                (i) Infinity Outdoor is an "accredited
investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder and any successor provisions thereto (the "Securities Act"), and is acquiring the Securities for investment for its own account, and not with a view to distribution subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. Infinity Outdoor has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Securities. Infinity Outdoor is aware that it may be required to bear the economic risk of an investment in the Securities for an indefinite period, and it is able to bear such risk for an indefinite period. Infinity Outdoor acknowledges (i) that the Securities being and to be acquired by it are not being registered under the Securities Act on the grounds that the issuance of such Securities is exempt from registration pursuant to the exemption provided by Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act as not involving any public offering and (ii) that the Company's reliance on such exemption is predicated in part on the representations made to the Company by Infinity Outdoor in this
Section 1.4.

                                (ii) Infinity Outdoor represents that (A) it
has good and sufficient power, authority and right to enter into and deliver

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this Agreement, and the execution, delivery and performance of this Agreement have been duly authorized by all necessary action; (B) this Agreement constitutes a valid and legally binding obligation of Infinity Outdoor, enforceable against Infinity Outdoor in accordance with its terms subject to applicable bankruptcy and insolvency laws and to equitable principles; and (C) neither the entering into, nor the delivery of this Agreement, nor the completion of the transactions contemplated hereby by Infinity Outdoor will result in the violation or breach of any agreement or other instrument to which Infinity Outdoor is a party or by which Infinity Outdoor is bound, or any applicable law, rule or regulation.

                          (iii)  Infinity Outdoor agrees that it will resell the
Securities only pursuant to registration or qualification under the Securities Act and applicable state securities laws or pursuant to an available exemption from such registration and qualification.

                          (iv)  Infinity Outdoor has been given the
opportunity by Genesis and the Company to obtain any information and ask such questions concerning Genesis and the Company, the Securities, and Infinity Outdoor's investment as Infinity Outdoor deemed necessary or appropriate, and, to the extent Infinity Outdoor availed itself of that opportunity, Infinity Outdoor has received satisfactory information and answers. Infinity Outdoor has examined Genesis' SEC Documents.

                          (v)  In reaching the decision to invest in the
Securities, Infinity Outdoor has carefully evaluated its financial resources and investment position and the risks associated with this investment. By electing to participate in this investment, Infinity Outdoor realizes it may lose its entire investment.

                      (b) Infinity Outdoor agrees for so long as Infinity Outdoor is otherwise engaged in co-marketing efforts with the Company involving the Centerlinq Network to use its best efforts to (all capitalized terms not otherwise defined are defined in Section 1.5(a) hereof):

                          (i) establish Co-Marketed Sites generating aggregate
annual Gross Revenue in excess of $1,000,000 within twelve (12) months of the date hereof;

                          (ii) market the Company's Kiosk Networks to
top-tier Infinity Outdoor Existing Sites, and where permitted by the terms of Infinity Outdoor's agreements with its top-tier Infinity Outdoor Existing Sites, to secure the opportunity for the installation of the Company's Kiosk Networks under such agreements so as to establish Co-Marketed Sites at such Sites;

                          (iii) market the Company's Kiosk Networks to
Infinity Outdoor's affiliates, such as the Viacom network of companies, for advertising placements; and

                          (iv) provide the Company with cost-free
Display Advertising services in or about mall locations and for the promotion of the Centerlinq Network, on a space-available and case-by-case basis as determined by Infinity Outdoor, provided that the Company shall pay all reasonable and actual production expenses associated with such Display Advertising services.

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         Section 1.5 Registration Rights.

         (a) Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

             "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

             "Co-Marketed Sites" means any Prospective Site and any Existing Company Site or Existing Infinity Outdoor Site where the parties' co-marketing efforts hereunder are successful in producing additional Gross Revenue to the other party.

             "Display Advertising" means Infinity Outdoor's advertising displays.

             "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

             "Existing Company Sites" means a Site where an installation of the Company's Kiosk Networks is either planned or currently existing within the Territory as of the date of this Agreement.

             "Existing Infinity Outdoor Site" means a Site where an installation of Infinity Outdoor Display Advertising is planned or currently existing within the Territory as of the date of this Agreement.

             "Gross Revenue" means the total revenue, net of any agency commissions, generated as a result of the parties' co-marketing efforts under this Agreement.

             "Holder" shall mean Infinity Outdoor, provided Infinity Outdoor has duly exercised the Warrant and holds Registrable Securities, and any person holding Registrable Securities to whom the rights under this Section 1.5 have been transferred in accordance with Section 1.5(h) hereof.

             "Issuer" means either Genesis or the Company, as applicable.

             "Kiosk Network" means the Company's interactive multimedia Kiosk Networks comprising computers, computer monitors, television monitors, keyboards, display cabinets and related equipment operated and maintained by the Company, or its assigns or contractors.

             "Prospective Site" means any Site that has no prior history of business contact with either the Company or Infinity Outdoor.

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             "Registrable Securities" means any Warrant Shares of Issuer issued or issuable in respect of the Warrant or other securities issued or issuable pursuant to the exercise of the Warrant upon any recapitalization, or any common stock otherwise issued or issuable with respect to the Warrant Shares, provided, however, that Warrant Shares or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold or are available for sale in the opinion of counsel to Issuer in a single transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are or may be removed upon the consummation of such sale.

             The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing with the Commission a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

             "Registration Expenses" shall mean all expenses, except Selling Expenses as defined below, incurred by Issuer in complying with Section 1.5(b) and 1.5(c) hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees and disbursements of counsel for Issuer, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of Issuer which shall be paid in any event by Issuer) and the reasonable fees and disbursements of one counsel for all Holders in the event of one Issuer registration pursuant to Section 1.5(b) or 1.5(c) hereof.

             "Restricted Securities" shall mean the securities of Issuer required to bear the legend set forth in Section 3.2 hereof.

             "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

             "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and, except as set forth in the definition of Registration Expenses, all fees and disbursements of counsel for any Holder.

             "Site" means any retail site accessible to the public, including but not limited to shopping malls, shopping centers, discount malls and retails stores, and any other site mutually agreed upon in writing by the Coordination Committee.


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             "Territory" means the world.

             "Warrant" means either the Subsidiary Warrant or the Genesis Warrant, as applicable.

         (b) Issuer Registration.

             (i) Notice of Registration. From and after exercise of the Warrant, if at any time or from time to time Issuer shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than a registration relating solely to employee benefit plans or a registration relating solely to a Commission Rule 145 transaction, Issuer will:

             (A) promptly give to each Holder written notice thereof; and

             (B) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 days after receipt of such written notice from Issuer, by any Holder.

           (ii) Underwriting. If the registration of which Issuer gives notice is for a registered public offering involving an underwriting, Issuer shall so advise the Holders as a part of the written notice given pursuant to
Section 1.5(b)(i)(A). In such event the right of any Holder to registration pursuant to this Section 1.5(b) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with Issuer and any other shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by Issuer. Notwithstanding any other provision of this Section 1.5(b), if the managing underwriter determines that marketing factors make advisable a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration. Issuer shall so advise all Holders and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, Issuer may round the number of shares allocated to any Holder or other shareholder to the nearest 100 shares. If any Holder or other shareholder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to Issuer and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 90 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require. Issuer may include shares of common stock held by shareholders other than Holders in a registration statement pursuant to this
Section 1.5(b) to the extent that the amount of Registrable Securities otherwise includible in such registration statement would not thereby be diminished.


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         (iii) Right to Terminate Registration. Issuer shall have the right to terminate or withdraw any registration initiated by it under this Section 1.5(b) prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

         (iv) Subsidiaries. Notwithstanding anything to the contrary contained in this Agreement, the registration rights of the Holder shall be subordinate to the registration rights of holders of any currently outstanding preferred stock issued by Genesis (or shares issuable upon conversion of such preferred stock or issued in connection with or upon exercise or conversion of currently outstanding securities issued in connection with such preferred stock).

         (c) Requested Registration.

         (i) Request for Registration. In the event (i) Holder has exercised the Genesis Warrant and holds Warrant Shares of Genesis common stock, and Genesis has not effectuated a registered public offering of its common stock within eighteen (18) months of the date hereof, and Genesis shall receive from Holder a written request that Genesis effect a registration under the Securities Act with respect to not less than 250,000 shares (as adjusted for Recapitalizations) of Registrable Securities, or (ii) Holder has exercised the Subsidiary Warrant and holds Warrant Shares of Company common stock, the Company has effectuated its initial underwritten public offering of its common stock (the "IPO"), the Company has not effectuated a subsequent registered public offering of its common stock within the greater of six (6) months of the date of the IPO or eighteen (18) months of the date hereof, and the Company shall receive from Holder a written request that the Company effect a registration under the Securities Act with respect to not less than 20 shares (as adjusted for recapitalizations) of Registrable Securities, Issuer will:

             (A) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

             (B) as soon as practicable, use its best efforts to effect such registration (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by Issuer within 20 days after receipt of such written notice from Issuer;

         Provided, however, that Issuer shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 1.5(c):

         (I) In any particular jurisdiction in which Issuer would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless Issuer is already subject to service in such jurisdiction and except as may be required by the Securities Act;

         (II) During the period starting with the date sixty (60) days prior to


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Issuer's estimated date of filing of, and ending on the date six (6) months immediately following the effective date of, any registration statement pertaining to securities of Issuer (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that Issuer is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

         (III) After Issuer has effected one such registration pursuant to this subparagraph 1.5(c)(i), and such registration has been declared or ordered effective; or

         (IV) If Issuer shall furnish to such Holders a certificate signed by the President of Issuer stating that in the good faith judgment of the Board of Directors of Issuer it would be seriously detrimental to Issuer or its shareholders for a registration statement to be filed in the near future, in which case Issuer's obligation to use its best efforts to register, qualify or comply under this Section 1.5(c) shall be deferred for a period not to exceed 120 days from the date of receipt of the written request from the Holders.

         Subject to the foregoing clauses (I) through (IV), Issuer shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders.

         (ii) Underwriting. In the event that a registration pursuant to this Section 1.5(c) is for a registered public offering involving an underwriting, Issuer shall so advise the Holders as part of the notice given pursuant to Section 1.5(c)(i)(A). In such event, the right of any Holder to registration pursuant to this Section 1.5(c) shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 1.5(c), and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited as provided herein. Issuer shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with managing underwriter(s) selected for such underwriting by a majority in interest of the Holders, but subject to Issuer's reasonable approval. Notwithstanding any other provision of this Section 1.5(c), if the managing underwriter(s) advise(s) the Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then Issuer shall so advise all Holders participating and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriters' marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, Issuer or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares. If any Holder disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to Issuer, the managing underwriter and the Holders. The Registrable Securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to 90 days after the effective date of such registration, or such other shorter period of time as the underwriters may require.


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                  (d)     Expenses of Registration. All Registration Expenses
incurred in connection with one registration pursuant to Section 1.5(b) or 1.5(c) shall be borne by Issuer. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders and all other Registration Expenses shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered.

                  (e) Registration Procedures. In the case of each registration, qualification or compliance effected by Issuer pursuant to this
Section 1.5, Issuer will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense Issuer will:

                         (i)     Prepare and file with the Commission a
registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least two hundred seventy (270) days, and prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for at least two hundred seventy (270) days, provided that no such registration shall constitute a shelf registration under Rule 415 promulgated by the Commission under the Securities Act;

                         (ii)   Enter into a written underwriting agreement
in customary form and substance reasonably satisfactory to Issuer, the Holders and the managing underwriter or underwriters of the public offering of such securities, if the offering is to be underwritten in whole or in part;

                         (iii)    Furnish to the Holders participating in such
registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

                         (iv)    Use its best efforts to register or qualify
the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating Holders may reasonably request within ten (10) days prior to the original filing of such registration statement, except that Issuer shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified;

                         (v)     Notify the Holders (or if they have
appointed an attorney-in-fact, such attorney-in-fact) participating in such registration, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                         (vi)    Notify such Holders or their attorney-in-fact
promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

                         (vii)    Prepare and file with the Commission
promptly upon the request of any such Holders, any amendments or supplements to such registration statement or prospectus which, in the reasonable opinion of counsel for such Holders, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities by such Holders;

                         (viii)   Prepare and promptly file with the
Commission, and promptly notify such Holders or their attorney-in-fact of the filing of, such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances in which they were made;

                         (ix)    In case any of such Holders or any
underwriter for any such Holders is required to deliver a prospectus at a time when the prospectus then in effect may no longer be used under the Securities Act, prepare promptly upon request such amendment or amendments to such registration statement and such prospectuses as may be necessary to permit compliance with the requirements of the Securities Act;

                         (x)     Advise such Holders or their
attorney-in-fact, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and

                         (xi)    .At the request of any such Holder, furnish
on the effective date of the registration statement and, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement, (A) an opinion, dated each such date, of the counsel representing Issuer for the purposes of such registration, addressed to the underwriters, if any, and to the Holder or Holders making such request, covering such matters with respect to the registration statement, the prospectus and each amendment or supplement thereto, proceedings under state and federal securities laws, other matters relating to Issuer, the securities being registered and the offer and sale of such securities as are customarily the subject of opinions of issuer's counsel provided to underwriters in underwritten public offerings, and
(B) to the extent Issuer's accounting firm is willing to do so, a letter dated each such date, from the independent public accountants of Issuer, addressed to the underwriters, if any, and to the Holder or Holders making such request, stating that they are independent public accountants within the meaning of the Securities Act and that in the opinion of such accountants the financial statements and other financial data of Issuer included in the registration statement or the prospectus or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act, and additionally covering such other financial matters, including information as to the period ending not more than five (5) business days prior to the date of such letter with respect to the registration statement and prospectus, as the underwriters or such requesting Holder or Holders may reasonably request.

                  (f) Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish Issuer such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as Issuer may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 1.5.

                  (g)     Indemnification.

                         (i)     Issuer will indemnify each Holder, each of
its officers, directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this
Section 1.5, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by Issuer of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to Issuer in connection with any such registration, qualification or compliance, and Issuer will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that Issuer will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to Issuer by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

                         (ii)    Each Holder will, if Registrable Securities
held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify Issuer, each of its directors and officers, each underwriter, if any, of Issuer's securities covered by such a registration statement, each person who controls Issuer or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Issuer, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to Issuer by an instrument duly executed by such Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Holder under this subsection (ii) shall be limited to an amount equal to the initial public offering price of the shares sold by such Holder, unless such liability arises out of or is based on willful conduct by such Holder.

                         (iii)    Each party entitled to indemnification under
this Section 1.5(g) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1.5 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                  (h) Transfer of Registration Rights. The rights granted Infinity Outdoor under Sections 1.5(b) and 1.5(c) may be assigned to a transferee or assignee reasonably acceptable to Issuer in connection with any transfer or assignment of Registrable Securities by Infinity Outdoor provided that: (i) such transfer may otherwise be effected in accordance with applicable securities laws, and (ii) such assignee or transferee acquires at least fifty percent (50%) of the Warrant Shares (appropriately adjusted for any recapitalization).

                  (i) Standoff Agreement. Each Holder agrees, so long as such Holder holds at least one percent (1%) of Issuer's outstanding voting equity securities, that, upon request of Issuer or the underwriters managing an underwritten offering of Issuer's securities, it will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of Issuer or such underwriters, as the case may be, for such period of time (not to exceed ten (10) days) prior to nor not to exceed one hundred eighty (180) days after the effective date of such registration as may be requested by the underwriters; provided that the officers and directors of Issuer who own stock of Issuer also agree to such restrictions.

                  (j) Termination of Registration Rights. The rights granted pursuant to Section 1.5 of this Agreement shall terminate for any particular Holder at such time as such Holder beneficially owns securities constituting less than one percent (1%) of the outstanding voting stock of the Company and such Holder is able to sell all such securities under Rule 144 promulgated under the Securities Act within a three-month period.

         Section 2       CONDITIONS TO OBLIGATIONS.

                  Section 2.1 Conditions to Closing. The obligations of Infinity Outdoor to purchase and pay for the Securities on the Closing Date and the obligations of the Company to issue and deliver the Securities shall be subject to the satisfaction or waiver on or before the Closing Date of the conditions hereinafter set forth:

                           (a)     Proceedings Satisfactory.  All proceedings
taken on or prior to the Closing Date in connection with the issuance of the Securities and the consummation of the transactions contemplated hereby and all documents and papers relating thereto shall be satisfactory in form and substance to Infinity Outdoor and its counsel.

                           (b)     Representations True.  All representations
and warranties of the parties contained herein shall be true and correct in all respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date; the parties shall have performed in all respects all agreements on their respective parts required to be performed under this Agreement on or prior to the Closing Date.

                           (c)     The Purchase by Infinity Outdoor Permitted
by Applicable Law. The issuance of the Subsidiary Warrant (i) shall not be prohibited by any applicable law or governmental regulation, release, interpretation or opinion, (ii) shall not subject any of the Company, Genesis or Infinity Outdoor to any penalty under or pursuant to any applicable law or governmental regulation, and (iii) shall be permitted by the laws and regulations of the jurisdictions to which any of the Company, Genesis or Infinity Outdoor is subject.

         Section 3    RESTRICTIONS ON TRANSFERABILITY; COMPLIANCE WITH
                      SECURITIES ACT

                  Section 3.1 Restrictions on Transferability. None of the Securities shall be sold, assigned, transferred or pledged except upon the conditions specified in this section, which conditions are intended to ensure compliance with the Securities Act. Infinity Outdoor will cause any proposed purchaser, assignee, transferee, or pledgee of any of the Securities to agree to take and hold such Securities subject to the provisions and upon the conditions specified in this section.

                  Section 3.2 Restrictive Legend. For purposes of Regulation D under the Securities Act, Infinity Outdoor acknowledges and agrees that none of the Securities have been registered under the Securities Act and none of the Securities may be offered or sold unless the Securities are registered under the Securities Act, or an exemption from such registration is available. Each certificate representing (i) the Securities and (ii) any other securities issued in respect of the Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall

(unless otherwise permitted by the provisions of this section) be stamped or otherwise imprinted with a legend required under applicable state securities laws reading substantially as follows:

                  The securities represented hereby are subject to a Securities Purchase Agreement, dated as of June ___, 2000, copies of which are on file at the principal office of the issuer and will be furnished to the holder on request to the Secretary of the issuer. The securities represented hereby have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities law, and such securities may not be sold, transferred or otherwise disposed of or exercised unless the same is registered and qualified in accordance with the Act and any applicable state securities laws, or in the opinion of counsel reasonably satisfactory to the issuer such registration and qualification are not required under the Act. Transfer of such securities is prohibited except pursuant to registration under the Act, or pursuant to an available exemption from registration; hedging transactions involving such securities may not be conducted unless in compliance with the Act.

Infinity Outdoor consents to the Company and Genesis making a notation on its records and giving instructions to any transfer agent of the Securities in order to implement the restrictions on transfer established in this section.

                  Section 3.3 Notice of Proposed Transfers. The holder of each certificate evidencing or representing Securities by acceptance thereof agrees to comply in all respects with the provisions of this section. Prior to any proposed sale, assignment, transfer or pledge of any of the Securities (other than a transfer not involving a change in beneficial ownership), unless there is in effect a registration statement under the Securities Act covering the proposed transfer or unless the Securities may be transferred pursuant to Rule 144 or Rule 144A under the Securities Act, the holder thereof shall give written notice to Genesis and the Company of such holder's intention to effect such transfer, manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied, at such holder's expense by either (a) an unqualified written opinion of legal counsel reasonably satisfactory to Genesis and the Company addressed to Genesis and the Company, to the effect that the proposed transfer of the Securities may be effected without registration under the Securities Act, or (b) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Securities shall be entitled to transfer such Securities in accordance with the terms of the notice delivered by the holder to Genesis and the Company. Each certificate representing the Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in this section, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder, Genesis and the Company such legend is not required in order to establish compliance with any provision of the Securities Act.

                  Section 4       MISCELLANEOUS.

                  Section 4.1     Indemnification.

                  (a) Each of Genesis and the Company agrees to indemnify, defend and hold harmless Infinity Outdoor and its respective successors, assigns, heirs, subsidiaries, affiliates and all of the officers, directors, employees, partners and agents (including attorneys and accountants) of each of the aforementioned persons or entities, and each of them, from and against any and all losses, claims, damages, liabilities, expenses, demands, causes of action, suits, debts, obligations, rights, promises, acts, agreements and damages of any kind or nature whatsoever, whether at law or in equity, whether known or unknown, foreseen or unforeseen, heretofore or hereafter arising out of, relating to, connected with or incidental to the failure of any representation or warranty made by Genesis or the Company or in any other documents or agreements contemplated hereby or the failure of Genesis or the Company to comply in all material respects with the covenants contained in this Agreement or in any other documents or agreements contemplated hereby.

                  (b) Infinity Outdoor agrees to indemnify, defend and hold harmless Genesis and the Company and its respective successors, assigns, heirs, subsidiaries, affiliates and all of the officers, directors, employees, partners and agents (including attorneys and accountants) of each of the aforementioned persons or entities, and each of them, from and against any and all losses, claims, damages, liabilities, expenses, demands, causes of action, suits, debts, obligations, rights, promises, acts, agreements and damages of any kind or nature whatsoever, whether at law or in equity, whether known or unknown, foreseen or unforeseen, heretofore or hereafter arising out of, relating to, connected with or incidental to the failure of any representation or warranty made by Infinity Outdoor or in any other documents or agreements contemplated hereby or the failure of Infinity Outdoor to comply in all material respects with the covenants contained in this Agreement or in any other documents or agreements contemplated hereby.

                  Section 4.2 Reliance on and Survival of Representations. All representations, warranties, covenants and agreements of Genesis, the Company and Infinity Outdoor herein shall survive the execution and delivery of this Agreement and of the Securities, for so long as the Subsidiary Warrant or the Genesis Warrant remains outstanding

                  Section 4.3 Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by Genesis, the Company, Infinity Outdoor and each of their respective successors and assigns, and, in addition, shall inure to the benefit of and be enforceable by each person who shall from time to time be a holder of the Securities. Infinity Outdoor shall be permitted to transfer the Securities in accordance with their terms and in accordance with restrictions under applicable federal and state securities laws.

                  Section 4.4     Notices. All notices and other
communications provided for in this Agreement shall be in writing and delivered by registered or certified mail, postage prepaid, or delivered by overnight courier (for next business day delivery) or telecopied, addressed as follows, or at such other address as any of the parties hereto may hereafter designate by notice to the other parties given in accordance with this Section:

                  1)     if to Genesis or the Company:

                         GenesisIntermedia.com, Inc.
                         5805 Sepulveda Blvd. 4th Floor
                         Van Nuys, CA 91411
                         Attn:  Ramy Y. El-Batrawi
                         Telephone: (818) 902-4300
                         Telecopier: (818) 902-4301

                         with a copy to:

                         Nida & Maloney, LLP
                         800 Anacapa Street
                         Santa Barbara, California 93101
                         Attn: Theodore R. Maloney, Esq.
                         Telephone: (805) 568-1151
                         Telecopier: (805) 568-1955

                  2)     if to Infinity Outdoor:

                         Infinity Outdoor, Inc.
                         1731 Workman Street
                         Los Angeles, CA 90031
                         Attn:  Doug Williams
                         Telephone:  (800) 349-1474
                         Telecopier:  (800) 221-1839

                         With a copy of to:

                         Infinity Outdoor, Inc.
                         2502 North Black Canyon Highway
                         Phoenix, AZ 85009
                         Attn:  John Clements
                         Telephone:  (602) 246-9569
                         Telecopier: (602) 269-8869

                         Powell, Goldstein, Frazer & Murphy, LLP
                         191 Peachtree Street, N.W.
                         Atlanta, GA 30306
                         Attn:  William B. Shearer, Esq.
                         Telephone:  (404) 572-6600
                         Telecopier:  (404) 572-5958

                  Any such notice or communication shall be deemed to have been duly given on the fifth day after being so mailed, the next business day after delivery by overnight courier, when received when sent by telecopy or upon receipt when delivered personally.

                  Section 4.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signatures may be exchanged by telecopy, with original signatures to follow. Each of the parties hereto agrees that it will be bound by its own telecopied signature and that it accepts the telecopied signatures of the other parties to this Agreement.

                  Section 4.6 Amendments. This Agreement may only be amended by a writing duly executed by the parties hereto.

                  Section 4.7 Severability. If any term or provision of this Agreement or any other document executed in connection herewith shall be determined to be illegal or unenforceable, all other terms and provisions hereof and thereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

                  Section 4.8 Governing Law; Submission to Process. EXCEPT TO THE EXTENT THAT THE LAW OF ANOTHER JURISDICTION IS EXPRESSLY SELECTED IN A DOCUMENT OR SECURITY, THIS AGREEMENT AND THE SECURITIES AND ALL AMENDMENTS, SUPPLEMENTS, WAIVERS AND CONSENTS RELATING HERETO OR THERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF GENESIS, THE COMPANY AND INFINITY OUTDOOR HEREBY IRREVOCABLY SUBMITS ITSELF TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE STATE OF CALIFORNIA AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDINGS RELATING HERETO BY ANY MEANS ALLOWED UNDER CALIFORNIA OR FEDERAL LAW. EACH OF GENESIS, THE COMPANY AND INFINITY OUTDOOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE COMPANY AND INFINITY OUTDOOR SHALL APPOINT AN AGENT FOR SERVICE OF PROCESS IN CALIFORNIA AND SHALL NOTIFY THE OTHER OF ANY FUTURE CHANGE THEREIN.

                  Section 4.9 Entire Agreement. This Agreement contains the entire Agreement of the parties hereto with respect to the transactions contemplated hereby and supersedes all previous oral and written, and all previous contemporaneous oral negotiations, commitments and understandings.

                  Section 4.10 Further Assurances. Each of the parties hereto agrees promptly to execute and deliver such documents and to take such other acts as are reasonably necessary to effectuate the purposes of this Agreement.

                  Section 4.11 Headings. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  Section 4.12   Waiver of Jury Trial. GENESIS, THE COMPANY
AND INFINITY OUTDOOR EACH HEREBY AGREE TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE SECURITIES OR ANY OTHER AGREEMENTS RELATING TO THE SECURITIES OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE SECURITIES OR ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE SECURITIES.

                            [Signature page follows]

             IN WITNESS WHEREOF, the parties hereto execute this Securities Purchase Agreement as of the date first set forth above.

                                            GENESIS:

                                            GENESISINTERMEDIA.COM, INC.,
                                            a Delaware corporation

                                            By: ______________________________
                                                     Name:
                                                     Title:

                                            THE COMPANY:


                                            GENESIS INTERMEDIA, INC.,
                                            a Florida corporation

                                            By________________________________
                                                     Name:
                                                     Title:


                                            INFINITY OUTDOOR, INC.,
                                            a Delaware corporation

                                            By: ______________________________
                                                     Name:
                                                     Title:

                                    Exhibit A

                                     WARRANT

THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO A SECURITIES PURCHASE AGREEMENT, DATED AS OF JUNE ___, 2000, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED TO THE HOLDER ON REQUEST TO THE SECRETARY OF THE COMPANY. THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW, AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS THE SAME IS REGISTERED AND QUALIFIED IN ACCORDANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNDER THE ACT. TRANSFER OF SUCH SECURITIES IS PROHIBITED EXCEPT PURSUANT TO REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION; HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

No. IO-1                                                    Dated June __, 2000

                               WARRANT CERTIFICATE

         This WARRANT CERTIFICATE certifies that Infinity Outdoor, Inc., ("Infinity Outdoor") or its assigns, is the registered holder of a warrant (the "Warrant") to purchase the number of shares of common stock of Genesis Intermedia, Inc., a Florida corporation (the "Company"), set forth in Section 1 of this Warrant Certificate, at an exercise price per share set forth in Section 1 of this Warrant Certificate, subject to the terms and conditions set forth herein.

SECTION 1.        Securities Purchase Agreement; Warrant Shares; Exercise Price.

         This Warrant Certificate represents the Subsidiary Warrant issued pursuant to the Securities Purchase Agreement dated as of June ___, 2000 between GenesisIntermedia.com, Inc. ("Genesis"), the Company and Infinity Outdoor. Terms used but not defined in this Warrant Certificate shall have the meanings, if any, ascribed thereto in the Securities Purchase Agreement. This Warrant Certificate represents the right to purchase 20 shares of common stock of the Company (the "Common Stock") subject to the terms and conditions set forth herein. The shares of common stock so issuable are referred to herein as "Warrant Shares."

         The per share exercise price (the "Exercise Price") of this Warrant shall equal $250,000 subject to the terms and conditions set forth herein.

SECTION 2.        Exercise; Expiration.

         To exercise this Warrant, the Warrant holder must elect and sign the exercise election attached to this Warrant Certificate and deliver to the
Company: (a) this Warrant Certificate and (b) cash or a check payable to the Company for the aggregate Exercise Price for the Warrant Shares to be so purchased upon exercise. This Warrant may be exercised at any time prior to

12:00 p.m., Los Angeles time on July __, 2001 (the "Term"), and to the extent not exercised prior to the expiration of the Term, this Warrant shall become void and all rights hereunder and all rights in respect hereof shall cease as of such time, provided, however, that the Term of this Warrant shall be extended to June __, 2003 if Infinity Outdoor's sales force shall have generated aggregate gross revenue during the period of 12 consecutive calendar months commencing July 1, 2000 in excess of $1,000,000 from any sites where the Company's interactive kiosks networks and Infinity Outdoor's display advertising systems are or have been jointly marketed. Notwithstanding the foregoing, at anytime during the Term of this Warrant if the Company has not theretofore completed a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of the Company's Common Stock to the public resulting in gross proceeds to the Company of not less than $20,000,000, Holder shall have the option to tender this Warrant to the Company in exchange for the Genesis Warrant, in the form attached to the Securities Purchase Agreement as Exhibit B after giving effect to all adjustments to the Exercise Price and/or the number of shares set forth therein, as if the Genesis Warrant had originally been issued on the date hereof. Upon Holder's tender of this Warrant, Genesis shall promptly issue the Genesis Warrant.

         This Warrant shall be exercisable at the election of any holder thereof, either in full or from time to time in part (but in no event for less than one whole Share) and, in the event that a certificate evidencing this Warrant is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of this Warrant, a new Warrant Certificate evidencing the remaining Warrant with respect to whole shares of Common Stock issuable upon exercise will be issued.

         The Company covenants that all Warrant Shares which may be issued upon exercise of this Warrant will, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

         The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant.

         The Company shall not be required to issue fractional Warrant Shares on the exercise of this Warrant. If any fraction of a Warrant Share would be issuable on the exercise of this Warrant (or specified portion hereof), such fraction shall be payable in cash based upon the Exercise Price per share.

SECTION 3.        Transfer or Exchange.

         Subject to the restrictions on transfer set forth in the Securities Purchase Agreement and applicable securities law, the Company shall from time to time register the transfer of this Warrant Certificate upon the records to be maintained by it for that purpose, upon surrender hereof accompanied (if so required by it) by a written instrument or instruments of transfer in form satisfactory to the Company, duly executed by the registered holder hereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration of transfer, a new Warrant Certificate(s) shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be canceled by the Company.

         This Warrant Certificate may be exchanged at the option of the holder hereof, when surrendered to the Company at its office for another Warrant Certificate or other Warrant Certificates of like tenor and representing a Warrant with respect to a like aggregate number of Warrant Shares. A Warrant Certificate surrendered for exchange shall be canceled by the Company.

         Subject to the payment of any taxes as provided herein, upon an exercise of this Warrant, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the holder and in such name or names as the Warrant holder may designate, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of this Warrant. This Warrant shall be deemed to have been exercised as of the date of the surrender of this Warrant Certificate (and payment of the aggregate Exercise Price).

         The Company may deem and treat the registered holder hereof as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Nothing contained in this Warrant Certificate shall be construed prior to the date of surrender of the Warrant Certificate for exercise in accordance with the terms hereof as conferring upon the holder hereof the right to vote or to consent or to receive notice as members in respect of the meetings of members or the election of directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company.

SECTION 4.        Mutilated, Lost, Stolen or Destroyed Warrant Certificate.

         In case this Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent Warrant, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, also satisfactory to the Company.

SECTION 5.        Reservation of Shares for Issuance.

         The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued common stock, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of this Warrant, the maximum number of shares of Common Stock which may then be issuable upon the exercise of this Warrant. The Company or, if appointed, the transfer agent for the shares of Common Stock and every subsequent transfer agent for any of the Company's capital securities issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares of Warrant Shares as shall be required for such purpose. The Company will keep a copy of this Warrant Certificate on file with any such transfer agent for any of the Company's capital securities issuable upon the exercise of the rights of purchase represented by this Warrant Certificate.

SECTION 6.        Effect of Subdivision, Reclassification, Merger, Etc.

         (a) If the outstanding Common Stock shall be subdivided into a greater number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, if the outstanding Common Stock shall be combined into a smaller number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective. Upon such adjustment in the Exercise Price, a like and proportional adjustment shall be made in the number of Warrant Shares issuable upon exercise of this Warrant.

         If any of the following events occur: (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation, merger or combination of the Company with another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such shares of Common Stock, or (iii) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other company or corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such shares of Common Stock, then the Company or the successor or purchasing company or corporation, as the case may be, shall provide that this Warrant shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of a number of shares of Common Stock issuable upon exercise of this Warrant (assuming, for such purposes, a sufficient number of authorized shares of Common Stock available to issue upon exercise of the entirety of this Warrant) immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance. If: (A) the Company shall declare a dividend (or any other distribution) on its Common Stock; or (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or (E) the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall cause to be mailed to the holder of this Warrant at its last address as it shall appear upon the Warrant register of the Company, at least 10 business days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up.

           If, in the case of any such reclassification, change, consolidation, merger, combination, sale or conveyance, the stock or other securities and assets receivable thereupon by a holder of shares of Common Stock includes shares of stock or other securities and assets of a corporation other than the successor or purchasing company or corporation, as the case may be, in such reclassification, change, consolidation, merger, combination, sale or conveyance, then, to the extent necessary, an acknowledgment of the obligations under this paragraph shall be executed by such other company or corporation. The Company shall not effect any non-dissolution or non-liquidation transaction described in Section 6 of this Warrant unless prior to or simultaneously with the consummation of or the purchasing of the securities or assets in such transaction thereof the successor person or entity (if other than the Company) resulting from such transaction shall assume in writing the obligations of the Company pursuant to this Warrant. The above provisions of this paragraph shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.

                  (b) Exercise Price Adjustment. In the event that the Company issues or sells any Common Stock or securities which are convertible into or exchangeable for its Common Stock or any convertible securities, or any warrants or other rights to subscribe for or to purchase or any options for the purchase of its Common Stock or any such convertible securities (other than shares or options issued or which may be issued pursuant to (i) the Company's option plans (but not in excess of two percent (2%) of the fully diluted outstanding Common Stock and not at a discount in excess of 15% from the Exercise Price then in effect) or shares issued upon exercise of options, warrants or rights outstanding on the date of the Securities Purchase Agreement,
(ii) acquisitions, mergers, or other business combination), at an effective price per share which is less than the Exercise Price then in effect, then in each such case, the Exercise Price in effect immediately prior to such issue or sale shall be reduced effective concurrently with such issue or sale to an amount determined by multiplying the Exercise Price then in effect by a fraction, (x) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus
(2) the number of shares of Common Stock which the aggregate consideration received by the Company for such additional shares would purchase at the Exercise Price then in effect; and (y) the denominator of which shall be the number of shares of Common Stock of the Company outstanding immediately after such issue or sale.

                  For the purposes of the foregoing adjustment, in the case of the issuance of any convertible securities, warrants, options or other rights to subscribe for or to purchase or exchange for, shares of Common Stock ("Convertible Securities"), the maximum number of shares of Common Stock issuable upon exercise, exchange or conversion of such Convertible Securities shall be deemed to be outstanding, provided that no further adjustment shall be made upon the actual issuance of Common Stock upon exercise, exchange or conversion of such Convertible Securities, unless any such Convertible Securities shall expire or terminate unconverted, in which case an equitable adjustment shall be made to reflect the reduction in the actual shares issued.

                  The number of shares which may be purchased hereunder shall be increased proportionately to any reduction in Exercise Price pursuant to this
Section 6(b) so that after such adjustments the aggregate Exercise Price payable hereunder for the increased number of shares shall be the same as the aggregate Exercise Price in effect just prior to such adjustments.

                  (c) In the event of any adjustment in the number of Warrant Shares issuable hereunder upon exercise, the Exercise Price shall be inversely proportionately increased or decreased as the case may be, such that aggregate purchase price for Warrant Shares upon full exercise of this Warrant shall remain the same. Similarly, in the event of any adjustment in the Exercise Price, the number of Warrant Shares issuable hereunder upon exercise shall be inversely proportionately increased or decreased as the case may be, such that aggregate purchase price for Warrant Shares upon full exercise of this Warrant shall remain the same.

         Upon any adjustment of the Exercise Price and number of shares of Warrant Shares issuable upon exercise of this Warrant pursuant hereto, the Company shall promptly thereafter cause to be given to the registered holder of this Warrant Certificate at its address appearing on the Warrant register maintained by the Company written notice of such adjustments by first-class mail, postage prepaid. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

Section 7.        Miscellaneous.

         This Warrant Certificate and Warrant shall be deemed to be a contract made under the law of the State of California and for all purposes shall be construed in accordance with the internal law of said State.

         Nothing in this Warrant Certificate shall be construed to give to any person or company other than the Company and the registered holder of this Warrant Certificate any legal or equitable right, remedy or claim under this Warrant Certificate; but this Warrant Certificate shall be for the sole and exclusive benefit of the Company and the registered holder of this Warrant.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be signed by its duly authorized officer.

Dated:  _________, 2000                  GENESIS INTERMEDIA, INC.,
                                         a Florida corporation

                                         By: ____________________________
                                             Name:
                                             Title:

                         [Form of Election for Exercise]

                  The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive ___________ shares of Warrant Shares and herewith tenders payment for such shares in the amount of $______ in accordance with the terms of the Warrant Certificate dated _______, 2000. The undersigned requests that a certificate for such shares be registered in the name of _______________________________________, whose address is
_________________________________________________ and that such shares be delivered to____________________________________________________________ whose address is ___________________________________. If said number of shares is less than all of the shares of Warrant Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such whole shares be registered in the name of _____________________, whose address is _________________________________ and that such Warrant Certificate be delivered to,________________________ whose address is
________________________________________________.


                                    Signature: ____________________________

                                    Date:      ____________________________

                                    Exhibit B

                             FORM OF GENESIS WARRANT

THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO A SECURITIES PURCHASE AGREEMENT, DATED AS OF JUNE ___, 2000, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED TO THE HOLDER ON REQUEST TO THE SECRETARY OF THE COMPANY. THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW, AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS THE SAME IS REGISTERED AND QUALIFIED IN ACCORDANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNDER THE ACT. TRANSFER OF SUCH SECURITIES IS PROHIBITED EXCEPT PURSUANT TO REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION; HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

No. IO-1                                                    Dated June __, 2000

                               WARRANT CERTIFICATE

         This WARRANT CERTIFICATE certifies that Infinity Outdoor, Inc., Infinity Outdoor or its assigns, is the registered holder of a warrant (the "Warrant") to purchase the number of shares of common stock of GenesisIntermedia.com, Inc., a Delaware corporation (the "Company"), set forth in Section 1 of this Warrant Certificate, at an exercise price per share set forth in Section 1 of this Warrant Certificate, subject to the terms and conditions set forth herein.

SECTION 1.   Securities Purchase Agreement; Warrant Shares; Exercise Price.

         This Warrant Certificate represents the Genesis Warrant issued pursuant to the Securities Purchase Agreement dated as of June ___, 2000 between Genesis Intermedia, Inc., a Florida corporation ("Subsidiary"), the Company and Infinity Outdoor. Terms used but not defined in this Warrant Certificate shall have the meanings, if any, ascribed thereto in the Securities Purchase Agreement. This Warrant Certificate represents the right to purchase 322,580 shares of common stock of the Company (the "Common Stock") subject to the terms and conditions set forth herein. The shares of common stock so issuable are referred to herein as "Warrant Shares."

         The per share exercise price (the "Exercise Price") of this Warrant shall equal $15.50 subject to the terms and conditions set forth herein.

SECTION 2.   Exercise; Expiration.

         To exercise this Warrant, the Warrant holder must elect and sign the exercise election attached to this Warrant Certificate and deliver to the
Company: (a) this Warrant Certificate and (b) cash or a check payable to GenesisIntermedia.com, Inc. for the aggregate Exercise Price for the Warrant

Shares to be so purchased upon exercise. This Warrant may be exercised at any time prior to 12:00 p.m., Los Angeles time on July __, 2001 (the "Term"), and to the extent not exercised prior to the expiration of the Term, this Warrant shall become void and all rights hereunder and all rights in respect hereof shall cease as of such time, provided, however, that the Term of this Warrant shall be extended to June __, 2003 if Infinity Outdoor's sales force shall have generated aggregate gross revenue during the period of 12 consecutive calendar months commencing July 1, 2000 in excess of $1,000,000 from any sites where the Company's interactive kiosks networks and Infinity Outdoor's display advertising systems are or have been jointly marketed.

         This Warrant shall be exercisable at the election of any holder thereof, either in full or from time to time in part (but in no event for less than one whole Share) and, in the event that a certificate evidencing this Warrant is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of this Warrant, a new Warrant Certificate evidencing the remaining Warrant with respect to whole shares of Common Stock issuable upon exercise will be issued.

         The Company covenants that all Warrant Shares which may be issued upon exercise of this Warrant will, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

         The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant.

         The Company shall not be required to issue fractional Warrant Shares on the exercise of this Warrant. If any fraction of a Warrant Share would be issuable on the exercise of this Warrant (or specified portion hereof), such fraction shall be payable in cash based upon the Exercise Price per share.

SECTION 3.  Transfer or Exchange.

         Subject to the restrictions on transfer set forth in the Securities Purchase Agreement and applicable securities law, the Company shall from time to time register the transfer of this Warrant Certificate upon the records to be maintained by it for that purpose, upon surrender hereof accompanied (if so required by it) by a written instrument or instruments of transfer in form satisfactory to the Company, duly executed by the registered holder hereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration of transfer, a new Warrant Certificate(s) shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be canceled by the Company.

         This Warrant Certificate may be exchanged at the option of the holder hereof, when surrendered to the Company at its office for another Warrant Certificate or other Warrant Certificates of like tenor and representing a Warrant with respect to a like aggregate number of Warrant Shares. A Warrant Certificate surrendered for exchange shall be canceled by the Company.

         Subject to the payment of any taxes as provided herein, upon an exercise of this Warrant, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the holder and in such name or names as the Warrant holder may designate, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of this Warrant. This Warrant shall be deemed to have been exercised as of the date of the surrender of this Warrant Certificate (and payment of the aggregate Exercise Price).

         The Company may deem and treat the registered holder hereof as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Nothing contained in this Warrant Certificate shall be construed prior to the date of surrender of the Warrant Certificate for exercise in accordance with the terms hereof as conferring upon the holder hereof the right to vote or to consent or to receive notice as members in respect of the meetings of members or the election of directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company.

SECTION 4.        Mutilated, Lost, Stolen or Destroyed Warrant Certificate.

         In case this Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent Warrant, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, also satisfactory to the Company.

SECTION 5.        Reservation of Shares for Issuance.

         The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued common stock, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of this Warrant, the maximum number of shares of Common Stock which may then be issuable upon the exercise of this Warrant. The Company or, if appointed, the transfer agent for the shares of Common Stock and every subsequent transfer agent for any of the Company's capital securities issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares of Warrant Shares as shall be required for such purpose. The Company will keep a copy of this Warrant Certificate on file with any such transfer agent for any of the Company's capital securities issuable upon the exercise of the rights of purchase represented by this Warrant Certificate.

SECTION 6.        Effect of Subdivision, Reclassification, Merger, Etc.

         If the outstanding Common Stock shall be subdivided into a greater number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, if the outstanding Common Stock shall be combined into a smaller number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective. Upon such adjustment in the Exercise Price, a like and proportional adjustment shall be made in the number of Warrant Shares issuable upon exercise of this Warrant.

         If any of the following events occur: (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation, merger or combination of the Company with another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such shares of Common Stock, or (iii) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other company or corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such shares of Common Stock, then the Company or the successor or purchasing company or corporation, as the case may be, shall provide that this Warrant shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of a number of shares of Common Stock issuable upon exercise of this Warrant (assuming, for such purposes, a sufficient number of authorized shares of Common Stock available to issue upon exercise of the entirety of this Warrant) immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance. If: (A) the Company shall declare a dividend (or any other distribution) on its Common Stock; or (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or (E) the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall cause to be mailed to the holder of this Warrant at its last address as it shall appear upon the Warrant register of the Company, at least 10 business days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up.

         If, in the case of any such reclassification, change, consolidation, merger, combination, sale or conveyance, the stock or other securities and assets receivable thereupon by a holder of shares of Common Stock includes shares of stock or other securities and assets of a corporation other than the successor or purchasing company or corporation, as the case may be, in such reclassification, change, consolidation, merger, combination, sale or conveyance, then, to the extent necessary, an acknowledgment of the obligations under this paragraph shall be executed by such other company or corporation. The Company shall not effect any non-dissolution or non-liquidation transaction described in Section 6 of this Warrant unless prior to or simultaneously with the consummation of or the purchasing of the securities or assets in such transaction thereof the successor person or entity (if other than the Company) resulting from such transaction shall assume in writing the obligations of the Company pursuant to this Warrant. The above provisions of this paragraph shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.

         Upon any adjustment of the Exercise Price and number of shares of Warrant Shares issuable upon exercise of this Warrant pursuant hereto, the Company shall promptly thereafter cause to be given to the registered holder of this Warrant Certificate at its address appearing on the Warrant register maintained by the Company written notice of such adjustments by first-class mail, postage prepaid. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

SECTION 7.  Miscellaneous.

         This Warrant Certificate and Warrant shall be deemed to be a contract made under the law of the State of California and for all purposes shall be construed in accordance with the internal law of said State.

         Nothing in this Warrant Certificate shall be construed to give to any person or company other than the Company and the registered holder of this Warrant Certificate any legal or equitable right, remedy or claim under this Warrant Certificate; but this Warrant Certificate shall be for the sole and exclusive benefit of the Company and the registered holder of this Warrant.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be signed by its duly authorized officer.

Dated:  ________, 2000                       GENESISINTERMEDIA.COM, INC.,
                                             a Delaware corporation

                                             By: ____________________________
                                                 Name:
                                                 Title:

                         [Form of Election for Exercise]

                  The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive ___________ shares of Warrant Shares and herewith tenders payment for such shares in the amount of $______ in accordance with the terms of the Warrant Certificate dated _______, 2000. The undersigned requests that a certificate for such shares be registered in the name of _______________________________________, whose address is
_________________________________________________ and that such shares be delivered to____________________________________________________________ whose address is ___________________________________. If said number of shares is less than all of the shares of Warrant Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such whole shares be registered in the name of _____________________, whose address is _________________________________ and that such Warrant Certificate be delivered to,________________________ whose address is
________________________________________________.



                                      Signature: ____________________________

                                      Date:      ____________________________

                                                                  Exhibit 10.53

                                RELEASE AGREEMENT

This RELEASE AGREEMENT (this "Agreement") is made as of September __, 2000, by and between GenesisIntermedia.com, Inc., a Delaware corporation ("Genesis") and Denmore Investments Ltd., a British Virgin Islands company ("Denmore")

                                    RECITALS

         A. Genesis and Denmore entered into a Securities Purchase Agreement dated as of February 7, 2000 (the "Stock Purchase Agreement").

         B. Genesis and Denmore dispute the proper interpretation of Section 6 of Stock Purchase Agreement, relating to the payment of liquidated damages in connection with events occurring prior to the date hereof (the "Liquidated Damages Dispute").

         C. Genesis and Denmore wish to settle the Liquidated Damages Dispute on the terms set forth herein.

         D. Genesis and Denmore desire to provide for the release of certain obligations as set forth herein.

         E. Genesis acknowledges that the certain 15,000 shares of Genesis Common Stock represented by stock certificates number LU 0189 were subscribed and paid for in full by Denmore on February 7, 2000 and that, notwithstanding the date on such stock certificates, such shares have been issued and outstanding since February 7, 2000.

         NOW, THEREFORE, in consideration of the premises and of the respective covenants, agreements, obligations, and promises set forth below, the parties hereto agree as follows:

         1.       Payment of Settlement Amount.

         (a) Genesis shall issue to Denmore warrants to purchase 50,000 shares of common stock of Genesis at $16.00 per share, in the form attached hereto as Exhibit A (the "Warrants"), concurrently with the execution and delivery by Genesis and Denmore of this Agreement, in full and complete satisfaction of the Liquidated Damages Dispute existing on the date hereof.

         (b)      Piggyback Registration.

         Subject to the terms and conditions set forth in this Agreement, if Genesis proposes to register shares of its common stock under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), it shall promptly give written notice to Denmore of its intention to so register such shares and, upon the written request, given within 10 days after delivery of such notice by Genesis, of Denmore to include in such registration shares of the common stock of Genesis which would be issuable upon exercise of the Warrants (the "Registrable Shares") (which request shall specify the number of Registrable Shares proposed to be included in such registration by Denmore and shall state the intended method of exercise of the Warrants by Denmore), Genesis shall use its reasonable efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration. In the event that the written notice referred to above states (if known) that the proposed registration by Genesis is an underwritten public offering of shares of Genesis common stock, any request pursuant to this Paragraph 1(b) to register Registrable Shares shall specify that such Registrable Shares are to be included in the underwriting on the same terms and conditions as the shares of Genesis common stock, if any, otherwise being sold through underwriters under such registration; provided, however, that if the managing underwriter advises Genesis in writing that the inclusion of all Registrable Shares and other shares, if any, proposed to be included in such registration would interfere with the successful marketing (including pricing) of authorized but unissued shares of Genesis common stock (the "Primary Shares") or other shares proposed to be registered by Genesis, then the number of Primary Shares, Registrable Shares and other shares proposed to be included in such registration shall be included in the following order:

                  (i) first, the (i) Primary Shares, and (ii) other shares that are to be included by third parties in such registration pursuant to the exercise of demand registration rights granted by Genesis to such third parties; and

                  (ii) second, (i) any other shares of Genesis common stock held by persons who exercise piggyback rights granted prior to the date of this Agreement that obligate Genesis to register such shares prior to the Registrable Shares, (ii) the Registrable Shares requested to be included in such registration and (iii) at the absolute and sole discretion of Genesis, other shares that are requested to be included by third parties in such registration pursuant to the exercise of "piggy-back" registration rights, pro rata among them based upon the ratio that the number of shares then owned by each holder thereof bears to the aggregate number of shares then owned by all such holders requested to be included in such registration.

         2.    Release.

         (a) Denmore hereby forever releases and discharges Genesis, and each and all of its predecessors, successors, parents, and subsidiaries, and each and all of their present and former employees, agents, representatives, officers, directors, shareholders, attorneys, insurers, or reinsurers, and any other person, firm, partnership, company or corporation now, previously, or hereafter expressly and formerly affiliated in any manner with any of the above (the "Released Parties") from any and all claims, demands, causes of action, obligations, damages, and liabilities, in law or equity, whether or not known, suspected or claimed, direct or indirect, fixed or contingent, whether now existing or hereafter arising, that relate to, arise from, is connected with, or in any manner concerns the Liquidated Damages Dispute existing on the date hereof (the "Released Claims").

         (b) It is expressly understood that the Released Claims include, without limitation, any and all claims or causes of action against the Released Parties based on theories of alter ego, principal-agent, conspiracy, successor liability, fraudulent conveyance law, or the like.

         (c) Denmore acknowledges that it is familiar with the provisions of California Civil Code Section 1542, which provides as follows:

                  A general release does not extend to claims which the creditor does not know or expect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

Denmore acknowledges that it may have sustained damages, losses, costs, or expenses by reason of an act, failure to act, event, or matter that are presently unknown and unsuspected and that such damages, losses, costs, or expenses as may have been sustained may give rise to additional damages, losses, costs, or expenses in the future. Nevertheless, Denmore hereby expressly waives any and all rights it may have under California Civil Code Section 1542, or under any other state or federal statute, or common law principle of similar effect relating to the Released Claims.

         3. No Oral Representations or Agreements. No oral representations or agreements that are not expressly included in this written Agreement have been made to, or relied upon by, any of the parties hereto in conjunction with this Agreement. This Agreement constitutes the entire agreement of the parties on the subject matter hereof, and it is expressly understood and agreed upon that this Agreement shall not be altered, amended, modified, or otherwise changed by oral communication of any kind or character.

         4. Indemnity Regarding Assignment of Claims. Each of the parties hereto hereby represents to the other parties hereto that they have not heretofore assigned, sold, transferred, pledged, or hypothecated, or purported to assign, sell, transfer, pledge, or hypothecate, to any entity or individual, any claims related to this Agreement. Each of the parties hereto hereby agrees to indemnify and hold harmless the other parties hereto against any claim, demand, debt, loss, obligation, liability, cost, expense (including reasonable attorneys' fees), right of action to cause of action, based solely on, arising solely out of, or solely in connection with, any such transfer, assignment, sale, pledge, or hypothecation, or purported transfer, assignment, sale, pledge, or hypothecation by such party.

         5. Costs and Expenses. Each of the parties hereto shall bear his, her, or its own costs and expenses incurred in connection with the negotiation, drafting, and consummation of this Agreement.

         6. Successors, Subsidiaries, and Assigns. This Agreement shall bind and inure to the benefit of the principals, agents, representatives, successors, heirs, and assigns of the parties hereto.

         7. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement, which shall be binding on the parties hereto and their successors, subsidiaries and assigns.

         8. Construction. The terms and language of this Agreement are the result of negotiations between the parties and there shall be no presumptions that any ambiguities in this Agreement should be resolved against any party hereto. Any controversy concerning the construction of this Agreement shall be decided without regard to authorship.

         9. Headings. Paragraph headings or captions contained in this Agreement are used for reference only and shall not be deemed to govern or extend the terms of this Agreement.

         10. Necessary Acts. Each of the parties hereto agrees to any and all acts necessary and/or reasonably required in order to effectuate the purposes of this Agreement or to comply with its terms.

         11. Governing Law. This Agreement shall be governed by and construed in accordance with California law, without regard to the conflicts of laws provision thereof.

                            [signature page follows]

         IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first above written.

                                            GENESIS

                                            GenesisIntermedia.com, Inc.

                                            By: ____________________________

                                                Ramy Y. El-Batrawi
                                                Chief Executive Officer

                                            DENMORE

                                            Denmore Investments Ltd.

                                            By: ____________________________
                                            Name:
                                            Its:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW, AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE SAME ARE REGISTERED AND QUALIFIED IN ACCORDANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED (INCLUDING UNDER REGULATION S) UNDER THE ACT. TRANSFER OF SUCH SECURITIES IS PROHIBITED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE ACT (RULE 901 THROUGH 905, AND PRELIMINARY NOTES), PURSUANT TO THE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION; AND HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

No. ___                                          Dated: As of September__, 2000

                                     Warrant

                           GENESISINTERMEDIA.COM, INC.

         This Warrant certifies that Denmore Investments Ltd., a British Virgin Islands company, or registered assigns, is the registered holder of a warrant (the "Warrant") to purchase 50,000 shares of common stock, par value $.001 per share (the "Shares"), of GenesisIntermedia.com, Inc., a Delaware corporation (the "Company"), at an exercise price of $16.00 (the "Exercise Price").

Section 1. Exercise; Expiration.

         To exercise this Warrant, the Warrant holder must elect and sign the exercise election form attached to this Warrant certificate and deliver to the Company (i) this Warrant certificate and (ii) cash or a check payable to the Company for the Exercise Price for the Warrant (unless exercised pursuant to Section 2).

         This Warrant may be exercised by any holder hereof at any time following the issuance hereof until September ___, 2005, the date of the expiration of this Warrant. To the extent that this Warrant has not been exercised by the date of its expiration, this Warrant shall become void and all rights hereunder and all rights in respect hereof shall cease as of such time.

         This Warrant shall be exercisable at the election of any holder hereof, either in full or from time to time in part (but in no event for less than one whole Share) and, in the event that a certificate evidencing this Warrant is exercised in respect of fewer than all of the Shares issuable on such exercise at any time prior to the date of expiration of this Warrant, a new Warrant certificate evidencing the remaining Warrant with respect to whole Shares issuable upon exercise will be issued. No adjustment shall be made for any dividends on any Shares issuable upon exercise of this Warrant.

         The Company covenants that all Shares which may be issued upon exercise of this Warrant will, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

         The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant certificates or any certificates for Warrant Shares in a name other than that of the registered holder of this Warrant certificate surrendered upon the exercise of this Warrant, and the Company shall not be required to issue or deliver such Warrant certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         The Company shall not be required to issue fractional Warrant Shares on the exercise of this Warrant. If any fraction of a Warrant Share would be issuable on the exercise of this Warrant (or specified portion hereof), the Company shall pay an amount in cash equal to the Exercise Price on the day immediately preceding the date this Warrant certificate is presented for exercise, multiplied by such fraction.

         This Warrant and any Shares may only be transferred by the holder in accordance with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") of an exemption there from.

Section 2.        Cashless Exercise.

         Notwithstanding the provisions of Section 1, the holder may elect to exercise this Warrant, in whole or in part, by receiving Shares equal to the value (as herein determined) of the portion of this Warrant then being exercised, in which event the Company shall issue to the holder of this Warrant the number of Shares determined by using the following formula:

                           X =    Y(A-B)
                                  ------
                                    A

         Where:            X =    the number of Shares to be issued to the
                                  holder under the provisions of this
                                  Section 2

                           Y = the number of Shares that would otherwise be issued upon an exercise for cash

                           A =    the Current Fair Market Value (as
                                  hereinafter defined) of one Share calculated as of the last trading day immediately preceding such exercise

                           B =    the Exercise Price

         As used herein, the "Current Fair Market Value" of the Shares of a specified date shall mean with respect to each Share, (i) the average of the closing prices of Shares sold on all securities exchanges on which the Shares may at the time be listed, or (ii) if there have been no sales on any such exchange on such day, the average highest bid and lowest asked prices on all such exchanges at the end of such day, or (iii) if on such day the Shares are not so listed, the average of representative bid and asked prices quoted in the NASDAQ System as of 4:00 p.m., New York time, or (iv) if on such day Shares are not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Association of Securities Dealers, Inc. Over-the-Counter Bulletin Board System or any similar successor organization, in each such case either (i) calculated on the date which the form of exercise election specified in Section 1 herein is deemed to have been sent to the Company or (ii) averaged over a period of five (5) days consisting of the day as of which the Current Fair Market Value is being determined and the four (4) consecutive business days prior to such day. The holder hereof shall determine in its sole discretion which method of calculation to use. If on the date for which Current Fair Market Value is to be determined Shares are not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the then Current Fair Market Value of the Shares shall be the highest price per share which the Company could then obtain from a willing buyer (not a current employee or director) for Shares sold by the Company from authorized but unissued Shares, as determined in good faith by the Board of Directors of the Company, unless prior to such date the Company has become subject to a merger, consolidation, reorganization, acquisition or other similar transaction pursuant to which the Company is not the surviving entity, in which case the Current Fair Market Value of the Shares shall be deemed to be the per share value received or to be received in such transaction by the holders of Shares.

Section 3.  Transfer or Exchange.

         The Company shall from time to time register the transfer of this Warrant certificate upon the records to be maintained by it for that purpose, upon surrender hereof, accompanied (if so required by it) by a written instrument or instruments of transfer in form satisfactory to the Company, duly executed by the registered holder hereof or by the duly appointed legal representative thereof or by a duly authorized attorney and an opinion of counsel in form and substance satisfactory to the Company that such transfer may be effected under the Securities Act. Upon any such registration of transfer, a new Warrant certificate(s) shall be issued to the transferee(s) and the surrendered Warrant certificate shall be canceled by the Company.

         This Warrant certificate may be exchanged at the option of the holder hereof, when surrendered to the Company at its office for another Warrant certificate or other Warrant certificates of like tenor and representing a Warrant with respect to a like aggregate number of Shares. A Warrant certificate surrendered for exchange shall be cancelled by the Company.

         Subject to the payment of any taxes as provided herein, upon an exercise of this Warrant, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the holder and in such name or names as the Warrant holder may designate, a certificate or certificates for the number of full Shares issuable upon the exercise of this Warrant. This Warrant shall be deemed to have been exercised and any person so designated to be named therein shall be deemed to have become a holder of record of such Shares as of the date of the surrender of this Warrant certificate (and payment of the Exercise Price or exercise pursuant to Section 2).

         The Company may deem and treat the registered holder hereof as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Nothing contained in this Warrant certificate shall be construed prior to the date of surrender of the Warrant certificate for exercise in accordance with the terms hereof as conferring upon the holder hereof the right to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter, or rights whatsoever as stockholders of the Company.

Section 4.  Mutilated, Lost, Stolen or Destroyed Warrant Certificate.

         In case this Warrant certificate shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue in exchange and substitution for and upon cancellation of the mutilated Warrant certificate, or in lieu of and in substitution for the Warrant certificate lost, stolen or destroyed, a new Warrant certificate of like tenor and representing an equivalent Warrant, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant certificate and indemnity, if requested, also satisfactory to the Company.

Section 5.  Reservation of Shares for Issuance.

         The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued common stock, for the purpose of enabling it to satisfy any obligation to issue Shares upon exercise of this Warrant, the maximum number of Shares which may then be issuable upon the exercise of this Warrant. The Company or, if appointed, the transfer agent for the common stock and every subsequent transfer agent for any of the Company's capital securities issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares of common stock as shall be required for such purpose. The Company will keep a copy of this Warrant certificate on file with any such transfer agent for any of the Company's capital securities issuable upon the exercise of the rights of purchase represented by this Warrant certificate.

Section 6.  Effect of Subdivision, Reclassification, Merger, Etc.

         If the outstanding common stock shall be subdivided into a greater number of shares of common stock, the Exercise Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, if the outstanding common stock shall be combined into a smaller number of shares of common stock, the Exercise Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

         If any of the following events occur: (i) any reclassification or change of the outstanding shares of common stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation, merger or combination of the Company with another corporation as a result of which holders of common stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such common stock, or (iii) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other company or corporation as a result of which holders of Shares shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such common stock, then the Company or the successor or purchasing company or corporation, as the case may be, shall provide that this Warrant shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of a number of Shares issuable upon exercise of this Warrant (assuming, for such purposes, a sufficient number of authorized shares of common stock available to issue upon exercise of the entirety of this Warrant) immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance assuming such holder of common stock did not exercise his or her rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance (provided that, if the kind or amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance is not the same for each share of common stock in respect of which such rights of election have not been exercised ("non-electing share"), then, for the purposes of paragraph, the kind and amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance for such non-electing share shall be deemed to be the kind and amount so receivable per share of common stock by a plurality of the non-electing shares). In any such case, the revenue calculation necessary for exercise of this Warrant shall be calculated on the basis of the business entity or assets so consolidated, merged, exchanged, sold or conveyed, whether in whole or incorporated into another business entity, and it shall be the responsibility of such successor or acquiror entity to perform such calculation, which calculation shall be conclusive and binding on the holder of this Warrant. If, in the case of any such reclassification, change, consolidation, merger, combination, sale or conveyance, the stock or other securities and assets receivable thereupon by a holder of common stock includes shares of stock or other securities and assets of a corporation other than the successor or purchasing company or corporation, as the case may be, in such reclassification, change, consolidation, merger, combination, sale or conveyance, then an acknowledgement of the obligations under this paragraph shall be executed by such other company or corporation. The above provisions of this paragraph shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.

         Upon any adjustment of the Exercise Price pursuant hereto, the Company shall promptly thereafter cause to be given to the registered holder of this Warrant certificate at its address appearing on the Warrant register maintained by the Company written notice of such adjustments by first-class mail, postage prepaid. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

Section 7.   Miscellaneous.

         This Warrant certificate and Warrant shall be deemed to be a contract made under the law of the State of Delaware and for all purposes shall be construed in accordance with the internal law of said State.

        Nothing in this Warrant certificate shall be construed to give to any person or company other than the Company and the registered holder of this Warrant certificate any legal or equitable right, remedy or claim under this Warrant certificate; but this Warrant certificate shall be for the sole and exclusive benefit of the Company and the registered holder of this Warrant.


                            [Signature Page Follows]

       IN WITNESS WHEREOF, GenesisIntermedia.com, Inc., a Delaware corporation, has caused this Warrant certificate to be signed by its duly authorized officer.



Dated:  September ___, 2000

                                                GENESISINTERMEDIA.COM, INC., a

                                                Delaware Corporation

                                                By: __________________________

                                EXERCISE ELECTION

                          To be Executed by the Holder
                        in Order to Exercise the Warrant

         The undersigned holder of the foregoing Warrant hereby irrevocably elects to exercise the purchase rights represented by such Warrant, and to purchase thereunder, ________ shares of common stock, $.001 par value ("Shares"), and (i) herewith makes payment of an aggregate of $___________ therefor and/or (ii) pursuant to Section 2 of such Warrant hereby tenders the right to exercise such Warrant to the extent of ___________ Shares of the Company. The undersigned requests that the certificates for Shares to be issued in the name(s) of, and delivered to, the person(s) whose name(s) and address(es) are set forth below:


                   __________________________________________
                     (Please type or print name and address)

                   __________________________________________
          (Social Security or tax identification number, if applicable)

and delivered to  _____________________________________________________________
                     (Please type or print name and address)

and, if such number of Shares shall not be all the Shares evidenced by this Warrant, that a new Warrant of like tenor for the balance of the Shares subject to the Warrant be registered in the name of, and delivered to, the holder at the address stated below.

         In full payment of the purchase price with respect to the portion of the Warrant exercised and transfer taxes, if any, the undersigned hereby tenders payment of $_________ by check or money order payable in United States currency to the order of GenesisIntermedia.com, Inc., or its successor.

Dated: _____________________

                                     _________________________________________

                                     _________________________________________
                                     (Address)

                                     _________________________________________

                                     _________________________________________


Signatures guaranteed by:

____________________________

                                                                   EXHIBIT 10.54

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW, AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE SAME ARE REGISTERED AND QUALIFIED IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION IS AVAILABLE.

                             NOTE PURCHASE AGREEMENT

         This NOTE PURCHASE AGREEMENT (this "Agreement") is entered into as of the 16th day of October 2000, between Ultimate Holdings, Ltd., a Bermuda limited company (the "Lender"), and GenesisIntermedia.com, Inc., a Delaware corporation (the "Company").

         WHEREAS the Company would like to borrow from the Lender up to US$5,000,000 for use in connection with the Company's business; and the Lender is willing to lend up to US$5,000,000 to the Company, on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

         Section 1     ISSUANCE OF NOTE.

                  Section 1.1 Authorization. The Company has duly authorized the issuance to the Lender of a Promissory Note, in the maximum aggregate principal amount of Five Million United States Dollars (US$5,000,000) (the "Note") payable on October 16, 2005.

                  Section 1.2 Purchase and Sale of the Note. In reliance upon the representations of the Company contained in Section 1.6 and of the representations of the Lender contained in Section 1.7, and subject to the terms and conditions set forth herein, the Company shall issue to the Lender the Note and the Lender shall lend to the Company at the Closings (as defined in Section 1.4) up to the maximum aggregate principal amount of Five Million United States Dollars (US$5,000,000) (the "Maximum Loan Commitment Amount").

                  Section 1.3 Form of Note. The Note shall mature, shall bear interest, shall be payable and shall be otherwise as provided in the form of Note attached hereto as Exhibit A.

                  Section 1.4 The Closings. The initial closing of the loan transactions contemplated hereby (the "Initial Closing") shall be held at 12:00 noon, Pacific Time on the next business day after the date hereof or such other date and time as the parties hereto may mutually agree (the "Initial Closing Date"). Subsequent closings ("Subsequent Closings" and together with the Initial Closing, the "Closings") shall take place at 12:00 p.m. Pacific Time on the second business day following the date the Company shall deliver to the Lender a

Borrowing Certificate in the form attached hereto ("Subsequent Closing Dates"), provided that such borrowing request, together with all prior borrowing requests that have been funded, does not exceed the Maximum Loan Commitment Amount. The Closings shall take place at the principal executive offices of the Company, in Van Nuys, California or at such other place or in such other manner as the parties hereto may mutually agree. These amounts advanced by the Lender pursuant to such borrowing requests are referred to as the "Loans."

                  Section 1.5 General Payment Provisions. (a) The Company will make each payment when due under the Note or this Agreement not later than 12:00 noon, Pacific Time, on the date such payment becomes due and payable, in lawful money of the United States of America, without set-off, deduction or counterclaim, and in immediately available funds sent by wire transfer to the Lender at the address to be provided by the Lender. Any payment received by the Lender after such time shall be deemed to have been made on the next following business day. Should any such payment become due and payable on a day other than a business day, the maturity of such payment shall be the next business day. Any amount received by the Lender, whether as an interest payment, principal payment or principal prepayment from or on behalf of the Company, shall be applied as follows in descending order of priority: (i) to all previously invoiced costs, fees and expenses of the Lender (including reasonable attorneys' fees) incurred in connection with this Agreement or in enforcing any obligations of, or in collecting any payments from, any obligor hereunder; (ii) to interest which has accrued on past due payments under the Note; (iii) to interest that is currently due and payable under the Note; (iv) to payment of principal under the Note currently due and payable; (v) to the payment of past due principal under the Note; and (vi) to the prepayment of principal due under the Note.

                  (b) Other than the tender of cash equal to such amount of the Maximum Loan Commitment Amount as in determined by the parties to be tendered at the Closings pursuant to the terms of this Agreement, which tenders are subject to the terms and conditions hereof, and regardless of whether the Company has repaid such amounts in whole or in part, the Lender will have no obligation whatsoever to lend, advance or otherwise pay any other monies to or on behalf of the Company.

                  Section 1.6 Representations, Warranties and Covenants of the Company.

                  The Company makes the following representations and warranties to the Lender as the date hereof, the Closing Date and the date of any subsequent disbursement of funds.

                  (a) The Company is duly organized, validly existing and in good standing under the laws of its state of formation and is duly qualified as a foreign corporation in each jurisdiction in which the character of its properties or the nature of its business requires such qualification. The Company has all requisite power to transact the business it transacts and proposes to transact, to execute and deliver this Agreement, the Note and all other documents and agreements contemplated hereby and thereby, and to perform the provisions hereof and thereof and to consummate the transactions contemplated hereby and thereby.

                  (b) The execution, delivery and performance of this Agreement, the Note and all other documents and agreements contemplated hereby or thereby to be executed, delivered and performed by the Company, and the consummation of the transactions contemplated hereby or thereby, have been duly authorized and approved by the Company. This Agreement, the Note and all other documents and agreements contemplated hereby or thereby to be executed and delivered by the Company have been duly authorized, executed and delivered by, and are the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws or by legal or equitable principles relating to or limiting creditors' rights generally.

                  (c) Except as set forth in Schedule 1.6(c) hereto, the Company has no knowledge of any fact that materially adversely affects, or could reasonably be expected to materially adversely affect, the business, prospects, properties, assets, operations or financial condition of the Company, or the ability of the Company to perform its obligations under this Agreement or the Note.

                  (d) The consummation of the transactions contemplated by this Agreement and the Note, and the performance of the terms and provisions of this Agreement and the Note, will not (i) contravene, result in any breach of, or constitute a default under any indenture, mortgage, deed of trust, bank loan or credit agreement, corporate charter, by-laws or other material agreement or instrument to which the Company is a party or by which the Company or any of its properties is bound, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order of any court, arbitrator or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign (collectively, "Governmental Person") applicable to the Company or (iii) violate any material provision of any statute or other rule or regulation of any Governmental Person applicable to the Company.

                  (e) No consent, approval or authorization of, or registration, filing or declaration with, any person or entity is required for the transfer or valid delivery of the Securities or for the performance by the Company of this Agreement or the Note, other than the filings, registrations or qualifications under securities laws or that may be required to be made or obtained in connection with the offer, transfer, sale or delivery of the Securities or any interest therein.
                                       3

                  (f) Neither the Company nor anyone acting on its behalf has taken or will take any action that would require the offer, issuance or sale of the Note or any interest or participation therein to be registered under Section 5 of the Securities Act of 1933, as amended.

                  (g) No part of the proceeds of the loans hereunder will be used, directly or indirectly, for the purpose of buying or carrying any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR part 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR part 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR part 220). The assets of the Company do not include any margin stock, and the Company does not have any present intention of acquiring any margin stock.

                  (h) The Company is not an investment company subject to registration under the Investment Company Act of 1940, as amended.

                  (i) Except as described in the Company's documents filed with the Securities and Exchange Commission, there are no material (i) actions, suits or legal, equitable, arbitrative or administrative proceedings pending, or to the knowledge of the Company, threatened against the Company or (ii) judgments, injunctions, writs, rulings or orders by any Governmental Person against the Company or its directors or officers.

                  Section 1.7    Representations and Warranties of the Lender.

                  The Lender represents, warrants and covenants to the Company as of the date hereof, the Closing Date, the date of any subsequent disbursement of funds, and the date of any transfer or exercise of the Securities:

                  (a) The Lender has all requisite power to execute and deliver this Agreement and any other related documents and to perform the provisions hereof and thereof and to consummate the transactions contemplated hereby and thereby.

                  (b) The execution, delivery and performance of this Agreement and any other related documents and the consummation of the transactions contemplated hereby or thereby, have been duly authorized and approved by the Lender. This Agreement has been duly authorized, executed and delivered by, and is the valid and binding obligation of, the Lender enforceable against the Lender in accordance with its terms, except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws or by legal or equitable principles relating to or limiting creditors' rights generally.

                  (c) The Lender is an "accredited investor" within the meaning of Regulation D under the Securities Act, and is acquiring the Note for investment for its own account, and not with a view to distribution subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. If the Lender is an entity funded for the purposes of making the loans evidenced by the Note, the Lender further represents and warrants that each of its constituents is an accredited investor. The Lender has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Note. The Lender is aware that it may be required to bear the economic risk of the loans evidenced by the Note for an indefinite period, and it is able to bear such risk for an indefinite period. The Lender acknowledges (i) that the Note being acquired by it is not being registered under the Securities Act on the grounds that (A) the Note does not constitute a security subject to registration under the Securities Act, or (B) the issuance of the Note is exempt from registration under Section 4(2) of the Securities Act as not involving any public offering, or (C) such issuance is exempt from registration under Regulation D and (ii) that the Company's reliance on such exemptions is predicated in part on the representations made to the Company by the Lender in this Section 1.7.

         Section 2 CONDITIONS TO OBLIGATIONS OF THE LENDER. The obligation of the Lender to advance any funds on any Closing Date or on the date of any scheduled subsequent disbursement of funds shall be subject to the satisfaction on or before such Closing Date of the conditions hereinafter set forth:

                  Section 2.1 Proceedings Satisfactory. All proceedings taken on or prior to such date in connection with the making of such loan and the issuance of the Note and the consummation of the transactions contemplated hereby and all documents and papers relating thereto shall be satisfactory in form and substance to the Lender and its counsel.

                  Section 2.2 Representations True. All representations and warranties of the Company contained herein shall be true and correct in all respects on and as of such date with the same effect as though such representations and warranties had been made on and as of such date and the Company shall have performed in all respects all agreements on its part required to be performed under this Agreement on or prior to such date.

                  Section 2.3 The Loan by the Lender Permitted by Applicable Laws. The loan by the Lender to the Company and the issuance of the Note (i) shall not be prohibited by any applicable law or governmental regulation, release, interpretation or opinion, (ii) shall not subject the Lender to any penalty under or pursuant to any applicable law or governmental regulation, and
(iii) shall be permitted by the laws and regulations of the jurisdictions to which the Lender is subject.

                  Section 2.4 Execution and Delivery of Documents. The Lender shall have received the following, duly executed and delivered and in form and substance satisfactory to the Lender and its counsel:

                               a)  this Agreement;

                               b)  the Note in the form of Exhibit A hereto; and

                               c)  such other documents and information
                                   as the Lender may reasonably request
                                   in connection herewith.

The foregoing documents are referenced to herein as the "Basic Documents."

         Section 3       COVENANTS.

                  Section 3.1 Covenants of the Company. The Company covenants and agrees that:

                  (a) Corporate Existence. The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence in accordance with the rights (charter and statutory), licenses and franchises of the Company; provided, however, that the foregoing shall not restrict any merger involving the Company, as long as the Company is the surviving corporation.

                  (b) Taxes. The Company will pay prior to delinquency all taxes, assessments and governmental levies that may be imposed upon the Company, except as contested in good faith and by appropriate proceedings.

                  (c) Compliance with Laws. The Company will comply in all respects with all applicable laws, statutes and regulations of any Governmental Person, a violation of which would have a material adverse effect on the financial condition, operations, business, profits, prospects or properties of the Company or the validity or enforceability of this Agreement or the Note, or any of the transactions contemplated hereby or thereby.

                  (d) Payment of the Note. The Company will pay the principal of and interest on the Note on the dates and in the manner provided in such instrument and this Agreement. The obligation of the Company described in the preceding sentence is absolute and unconditional, irrespective of any tax or accounting treatment of such obligation including without limitation any documentary stamp, transfer, ad valorem or other taxes assessed by any jurisdiction in connection with this transaction.

                  (e) Payment of Expenses. In the event the transactions contemplated by this Agreement are consummated, the Company will promptly pay to the Lender all reasonable costs and out-of-pocket expenses of Lender, including without limitation its reasonable attorneys' fees, incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and the Note, and defense or enforcement costs related thereto.

                  (f) Stay, Extension and Usury Laws. The Company agrees (to the extent it may lawfully do so) that it will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or a portion of the principal of, or interest on, the Note as contemplated herein, wherever enacted, now or at any time hereinafter in force, or that may materially affect the covenants or the performance of this Agreement in any manner inconsistent with the provisions of this Agreement. The Company expressly waives all benefit or advantage of any such law. If a court of competent jurisdiction prescribes that the Company may not waive its rights to take the benefit or advantage of any stay or extension law or any usury law or other law in accordance with the prior sentence, then the obligation to pay interest on the Note will be reduced to the maximum legal limit under applicable law governing the interest payable in connection with the Note, and any amount of interest paid by the Company that is deemed illegal shall be deemed to have been a prepayment of principal on the Note.

                  (g) Limitation on Activities. The Company will not, and shall not permit any of its 50% or greater owned subsidiaries to, engage in any business or investment activities other than those necessary for, incident to, connected with or arising out of the Company's principal activities in the marketing, multimedia and internet industries.

                  (h) Limitations on Transactions with Affiliates. The Company will not make any payment to or investment in, or enter into any transaction with, any Affiliate, including without limitation the purchase, sale or exchange of property or the rendering of any service, except transactions entered into with Affiliates (a) prior to the date hereof, (b) contemplated under this Agreement, (c) in the ordinary course of business, (d) on terms and conditions substantially similar to those that the Company would have received in an "arm's length" transaction with a third party and (e) related to the Company's principal activities. For purposes of this Agreement, "Affiliate" shall mean any other person controlling or controlled by or under common control with such specified person. For the purposes of this definition, "control" when used with respect to any specified person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

                  (i) Subordinated Indebtedness. The Company will not purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for, the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any Subordinated Indebtedness, except for regularly scheduled (but not accelerated) payments of principal and interest in respect of such Subordinated Indebtedness required pursuant to the instruments evidencing such Subordinated Indebtedness; provided, however, that no payment of principal or interest made pursuant to acceleration of any Indebtedness or made with respect to Indebtedness that does not amortize principal evenly over the terms of the Indebtedness shall be permitted hereby. For purposes of this paragraph (i), "Subordinated Indebtedness" means, other Indebtedness (a) for which the Company and/or any of its subsidiaries is directly, primarily, contingently or otherwise obligated and
(ii) which has not, by its terms, been made expressly senior or prior to the obligations of the Company under this Agreement on terms, and pursuant to documentation containing other terms (including interest, amortization, covenants and events of default), in form and substance to which the Lender has consented in writing. For purposes of this paragraph (i), "Indebtedness" means, for any person (without duplication): (a) obligations created, issued or incurred by such person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of property to another person subject to an understanding or agreement, contingent or otherwise, to repurchase such property from such person); (b) obligations of such person to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business; (c) Indebtedness of others secured by a lien on the property of such person, whether or not the respective indebtedness so secured has been assumed by such person; (d) obligations of such person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such person; (e) capital lease obligations of such person; and (f) Indebtedness of others guaranteed by such person.

                  (j) Maintenance of Properties. The Company will maintain, preserve, protect and keep its properties in good repair, working order and condition (ordinary wear and tear and obsolescence or consideration excepted), and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times consistent with past practices of the Company.

         Section 4.      EVENTS OF DEFAULT; REMEDIES

                  Section 4.1 Events of Default Defined; Acceleration of Maturity. If any of the following events ("Events of Default") shall occur and be continuing (for any reason whatsoever and whether it shall be voluntary or involuntary or by operation of law or otherwise):

                  (a) Default shall be made in the payment of the principal of, or interest on, the Note when and as the same shall become due and payable, whether at stated maturity, by acceleration, upon demand, upon a mandatory prepayment due date, or otherwise;

                  (b) Default shall be made in the performance or observance of any covenant, agreement or condition contained herein or in the Note, and such default shall have continued for a period of fifteen (15) business days;

                  (c) The Company shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property and assets, (ii) be generally unable to pay its debts as such debts become due,
(iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the United States Bankruptcy Code or similar law or regulation (as now or hereafter in effect), (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) fail to controvert in a timely or appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under such Bankruptcy Code or other law or regulation, (vii) dissolve, (viii) take any corporate action under any applicable law analogous to any of the foregoing, or (ix) take any corporate action for the purpose of effecting any of the foregoing;

                  (d) A proceeding or case shall be commenced, without the application or consent of the Company in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, dissolution, winding up or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or for all or any substantial part of its assets, or (iii) similar relief in respect of the Company, under any law providing for the relief of debtors, and such proceeding or case shall continue undismissed, or unstayed and in effect, for a period of sixty (60) days; or an order for relief shall be entered in an involuntary case under the United States Bankruptcy Code or other similar law or regulation, against the Company; or action under the laws of any jurisdiction affecting the Company analogous to any of the foregoing shall be taken with respect to the Company and shall continue unstayed and in effect for any period of sixty (60) days;

                  (e) Final judgment for the payment of money shall be rendered by a court of competent jurisdiction against the Company and the Company shall not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereof within sixty (60) days from the date of entry thereof and within said period of sixty (60) days, or such longer period during which execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal, and such judgment together with all other such judgments shall exceed in the aggregate US$500,000; or

                  (f) Any representation or warranty made by the Company in this Agreement or in any instrument delivered hereunder or pursuant hereto or in connection with any provision hereof shall be false or incorrect in any material respect as of the date on which it was made or is deemed to have been made;

then (x) upon the occurrence of any Event of Default described in subsection (c) or (d) the unpaid principal amount of the Note, together with the interest accrued thereon and all other amounts payable by the Company hereunder, shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Company or (y) upon the occurrence of any other Event of Default, the Lender may, by notice to the Company, declare the unpaid principal amount of the Note to be, and the same shall forthwith become, due and payable, together with the interest accrued thereon and all other amounts payable by the Company hereunder.

                  Section 4.2 Suits for Enforcement. If any Event of Default shall have occurred and be continuing, the Lender may proceed to protect and enforce its rights against the Company, either by suit in equity or by action at law, or both, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement, or, the Lender may proceed to enforce the payment by the Company of all sums due upon the Note or to enforce any other legal or equitable right of the Lender.

                  The Company covenants that, if it shall default in the making of any payment due under the Note or in the performance or observance of any agreement contained in this Agreement, it will pay to the Lender such further amounts, to the extent lawful, to cover any reasonable costs and expenses of collection or of otherwise enforcing their respective rights, including without limitation the reasonable counsel fees and costs and expenses incurred in connection with such collection. The obligations set forth in this paragraph will survive the payment in full of the Note.

                  Section 4.3 Remedies Cumulative. No remedy herein conferred upon the Lender is intended to be exclusive of any other remedy and each and every such remedy will be cumulative and will be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

                  Section 4.4 Remedies Not Waived. No course of dealing between the Company and any other person and no delay or failure in exercising any rights hereunder or under the Note in respect thereof shall operate as a waiver of any rights of the Lender.

         Section 5       TAXES.

                  The Company will pay all taxes (including interest and penalties), other than taxes imposed on the income of the Lender which may be payable in respect of the execution and delivery of this Agreement or of the execution and delivery of (but not the subsequent transfer of or interest or principal payable under) the Note or of any amendment of, or waiver or consent under or with respect to, this Agreement or of the Note and will save the Lender and all subsequent holders of the Note harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax.

         Section 6       MISCELLANEOUS.

                  Section 6.1 Indemnification. The Company agrees to indemnify, defend and hold harmless the Lender, and its successors, assigns, heirs, subsidiaries, affiliates and all of the officers, directors, employees, partners and agents (including attorneys and accountants) of each of the aforementioned persons or entities, and each of them, from and against any and all losses, claims, damages, liabilities, expenses, demands, causes of action, suits, debts, obligations, rights, promises, acts, agreements and damages of any kind or nature whatsoever, whether at law or in equity, whether known or unknown, foreseen or unforeseen, heretofore or hereafter arising out of, relating to, connected with or incidental to the failure of any representation or warranty made by the Company in this Agreement or the Note or the failure of the Company to comply in all material respects with the covenants contained in this Agreement or the Note, or the agreements contemplated hereby or thereby.

                  Section 6.2 Private Placement; Legends. The Lender acknowledges and agrees that the Note has not been registered under the Securities Act and, to the extent it constitutes a security subject to registration under Section 5 of the Securities Act, may not be offered or sold unless registered under the Securities Act, or an exemption from such registration requirements is available. The Note shall bear a legend in substantially the following form, unless counsel to the Company shall have advised the Company that such legend is no longer needed:

         The securities evidenced by this instrument have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities law, and such securities may not be sold, transferred or otherwise disposed of unless the same are registered and qualified in accordance with the Act and any applicable state securities laws, or in the opinion of counsel reasonably satisfactory to the Company such registration and qualification are not required under the Act and applicable state securities law.

                  Section 6.3 Reliance on and Survival of Representations. All representations, warranties, covenants and agreements of the Company herein will be deemed to be material and to have been relied upon by the Lender and will survive the execution and delivery of this Agreement and the Note.

                  Section 6.4 Successors and Assigns. This Agreement will bind and inure to the benefit of and be enforceable by the Company, the Lender and each of their respective successors and assigns. The Lender shall be permitted to transfer the Note in accordance with its terms and the terms of this Agreement and in accordance with applicable restrictions under applicable federal and state securities laws; provided, however, that upon any assignment of the Note that results in more than one Note being outstanding, the rights of all holders of Notes to enforce any right, take any enforcement action or do any other thing or action with respect to any Basic Document shall only be done upon the consent or action of the holders of not less than 66-2/3% in aggregate principal amount of all Notes outstanding, which action, if taken, shall bind the holders of all Notes.

                  Section 6.5 Notices. All notices and other communications provided for in this Agreement shall be in writing and delivered by registered or certified mail, postage prepaid, or delivered by overnight courier (for next business day delivery) or telecopied, addressed as follows, or at such other address as any of the parties hereto may hereafter designate by notice to the other parties given in accordance with this Section 6.5:

                  1)       if to the Company:

                           c/o Genesis Intermedia.com, Inc.
                           Fourth Floor
                           5805 Sepulveda Boulevard
                           Van Nuys, California 91411
                           Attn:  Ramy El-Batrawi
                           Telephone:  (818) 464-7270
                           Telecopier:  (818) 464-7398

                           With a copy of any notice to:

                           Nida & Maloney, LLP
                           800 Anacapa Street
                           Santa Barbara, California  93101
                           Attn: Theodore R. Maloney, Esq.
                           Telephone: (805) 568-1151
                           Telecopier:  (805) 568-1955

                  2)       if to the Lender:

                           Ultimate Holdings, Ltd.
                           13 Parliament St.
                           Hamilton, HM 12
                           Bermuda
                           Attn:  Alison Chadwick
                           Telephone:  _______________
                           Telecopier: (011) 41-286-2286

Any such notice or communication shall be deemed to have been duly given on the fifth (5th) day after being so mailed, the next business day after delivery by overnight courier, when received when sent by telecopy or upon receipt when delivered personally.

                  Section 6.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signatures may be exchanged by telecopy, with original signatures to follow. Each of the parties hereto agrees that it will be bound by its own telecopied signature and that it accepts the telecopied signatures of the other parties to this Agreement. The original signature pages shall be forwarded to the Company or its counsel and the Company or its counsel will provide all of the parties hereto with a copy of the entire Agreement.

                  Section 6.7 Amendments. This Agreement may only be amended by a writing duly executed by all of the parties hereto.

                  Section 6.8 Severability. If any term or provision of this Agreement or any other document executed in connection herewith shall be determined to be illegal or unenforceable, all other terms and provisions hereof and thereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

                  Section 6.9 Governing Law. EXCEPT TO THE EXTENT THAT THE LAW OF ANOTHER JURISDICTION IS EXPRESSLY SELECTED IN A DOCUMENT, THIS AGREEMENT, THE NOTE AND ALL AMENDMENTS, SUPPLEMENTS, WAIVERS AND CONSENTS RELATING HERETO OR THERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

                  Section 6.10 Entire Agreement. This Agreement and the Note contain the entire agreement of the parties hereto with respect to the transactions contemplated hereby and thereby and supersede all previous oral and written, and all previous contemporaneous oral negotiations, commitments and understandings.

                  Section 6.11 Further Assurances. Each party agrees promptly to execute and deliver such documents and to take such other acts as are reasonably necessary to effectuate the purposes of this Agreement.

                  Section 6.12 Headings. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  Section 6.13 Waiver of Jury Trial. EACH PARTY HEREBY AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT AND THE NOTE OR AGREEMENTS RELATING TO THE NOTE OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE NOTE OR ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE NOTE.

                  Section 6.14 Assignments. The Company may not assign its rights or obligations hereunder or under the Note without the prior written consent of the Lender.

                            [Signature Page Follows]

                  IN WITNESS WHEREOF, the parties hereto execute this Agreement as of the date first set forth above.

                                        LENDER:

                                        ULTIMATE HOLDINGS, LTD.

                                        By:    _____________________________
                                               Name:
                                               Title:


                                        COMPANY:

                                        GENESISINTERMEDIA.COM, INC.

                                        By:    _____________________________
                                               Name:
                                               Title:

                                    EXHIBIT A

                                  FORM OF NOTE

THE SECURITIES EVIDENCED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW, AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE SAME ARE REGISTERED AND QUALIFIED IN ACCORDANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE BORROWER SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAW.

                                 PROMISSORY NOTE

US$5,000,000                                                   October 16, 2000
                                                           Van Nuys, California

                  FOR VALUE RECEIVED, GenesisIntermedia.com, Inc., a Delaware corporation, (the "Company"), hereby promises to pay to the order of Ultimate Holdings, Ltd., a Bermuda limited company ("Lender"), at Lender's principal office, the principal sum of Five Million United States Dollars (US$5,000,000) or such lesser amount as shall equal the unpaid principal amount of the Loans made by the Lender to the Company under the Note Purchase Agreement (as defined below) (this "Note"), in lawful money of the United States of America and in immediately available funds, together with interest on the unpaid principal amount for the period commencing on the date or dates of disbursement shown on
Schedule 1 attached hereto (some which may precede the date hereof) at the rate of eleven and one-half percent (11.5%) per annum. Interest shall be paid on the dates set forth on Schedule 1. The Maturity Date of this Note shall be October 16, 2005.

                  The date, amount and interest payment dates of each Loan made by the Lender to the Company, and each payment made on account of the principal of such Loan, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on Schedule 1 attached to this Note or any continuation of Schedule 1, provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Company to make a payment when due of any amount owing under the Note Purchase Agreement or under this Note in respect of the Loans made by the Lender.

                  This Note is the Note referred to and is subject to the further terms and conditions set forth in the Note Purchase Agreement of even date herewith between the Company and the Lender (the "Note Purchase Agreement") and is evidence of the Loans made by the Lender under the Note Purchase Agreement. Except as otherwise indicated, capitalized terms used herein have the meanings ascribed to them in the Note Purchase Agreement.

                  This Note may be prepaid in full or in part, at any time without penalty. Principal and interest are payable in lawful money of the United States of America.

                  Upon the occurrence of an Event of Default and without demand or notice, Lender will have the option to declare the entire balance of principal together with all accrued interest thereon immediately due and payable and to exercise all rights and remedies available to it under any or all of the Documents. Upon the occurrence of an Event of Default (and so long as such Event of Default shall continue), the entire balance of principal together with all accrued interest thereon shall bear interest at the then applicable rate plus two percent (2%). No delay or omission on the part of Lender hereof in exercising any right under this Note or the Note Purchase Agreement shall operate as a waiver of such right. The application of this default rate shall not be interpreted or deemed to extend any cure period set forth in the Note Purchase Agreement or otherwise limit any of Lender's remedies hereunder or thereunder.

                  The Company hereby waives diligence, presentment, protest and demand, notice of protest, dishonor and nonpayment of this Note and expressly agrees that, without in any way affecting the liability of the Company hereunder, Lender may extend any maturity date or the time for payment of any installment due hereunder, accept security, release any party liable hereunder and release any security now or hereafter securing this Note. The Company further waives, to the full extent permitted by law, the right to plead any and all statutes of limitations as a defense to any demand on this Note, or on any deed of trust, security agreement, lease assignment, guaranty or other agreement, if any, now or hereafter securing this Note.

                  If this Note is not paid when due or if any Event of Default occurs, the Company promises to pay all costs of enforcement and collection, including but not limited to, Lender's reasonable attorneys' fees, whether or not any action or proceeding is brought to enforce the provisions hereof.

                  Every provision of this Note is intended to be severable. In the event any term or provision hereof is declared by a court of competent jurisdiction to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable.

                  It is the intent of the Company and Lender in the execution of this Note and all other instruments securing this Note that the loan evidenced hereby be exempt from the restrictions of applicable usury laws of any jurisdiction. In the event that, for any reason, it should be determined that any applicable usury law of any jurisdiction is applicable to this Note, Lender and the Company stipulate and agree that none of the terms and provisions contained herein or in the Note Purchase Agreement shall ever be construed to create a contract for use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by such applicable laws. In such event, if any Lender of this Note shall collect monies which are deemed to constitute interest which would otherwise increase the effective interest rate on this Note to a rate in excess of the maximum rate permitted to be charged by the applicable laws of such jurisdiction, all such sums deemed to constitute interest in excess of such maximum rate shall, at the option of Lender, be credited to the payment of the sums due hereunder or returned to the Company.

                  In this Note, the singular shall include the plural and the masculine shall include the feminine and neuter gender, and vice versa, if the context so requires.

                  This Note shall be governed by, and construed in accordance with, the law of the State of California applicable to contracts made and performed within the State of California.

                            [Signature page follows]

                  IN WITNESS WHEREOF, the Company has caused this Note to be executed by its duly authorized officer.

                                            COMPANY:

                                            GENESISINTERMEDIA.COM, INC.,
                                            a Delaware corporation


                                            By:  ___________________________
                                                     Ramy Y. El-Batrawi
                                                     Chairman

                                   SCHEDULE 1

                                SCHEDULE OF LOANS

         This Note evidences Loans made under the Note Purchase Agreement to the Company, on the dates, in the principal amounts, and having interest payment dates or periods set forth below, subject to the payments and prepayments of principal set forth below:

                                                    Interest Payment Dates
                                                    or Period (at Maturity
     Date Made            Principal Amount              if left blank)            Amount Paid       Notation Made By
---------------------     -----------------        -------------------------     ---------------    ------------------



                              BORROWING CERTIFICATE

         Reference is made to the Note Purchase Agreement dated as of October 16, 2000 (as modified and supplemented and in effect from time to time, the "Note Purchase Agreement"), between GenesisIntermedia.com, Inc., a Delaware corporation (the "Company") and Ultimate Holdings, Ltd., a Bermuda limited company. Capitalized terms used in this Certificate have the respective meanings assigned to them in the Note Purchase Agreement.

         Pursuant to Section 1.4 of the Note Purchase Agreement, the Company, through the undersigned, its duly authorized [President] [Chief Financial Officer], hereby certifies that:

                  (i) all representations and warrants of the Company contained in the Note Purchase Agreement are true and correct as of the date hereof;

                  (ii) all conditions precedent to the Company's borrowing under the Note Purchase Agreement have been satisfied or waived;

                  (iii) by this Certificate the Company requests a further advance of ____________ United States Dollars (US$_________); and

                  (iv) that the requested amount set forth in the preceding clause (iii), together with all amounts previously advanced under the Note Purchase Agreement, does not exceed the Maximum Loan Commitment Amount.

         IN WITNESS WHEREOF, the undersigned has caused this certificate to be duly executed as of the ______ day of ___________, 20___.

                                          GENESISINTERMEDIA.COM, INC., a
                                             Delaware corporation


                                          By:  __________________________
                                                   Name:
                                                   Title: [President][Chief
                                                          Financial Officer]

                                 SCHEDULE 1.6(c)

                            Material Adverse Effects

None.

                                                                  Exhibit 10.55

THE SECURITIES EVIDENCED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW, AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE SAME ARE REGISTERED AND QUALIFIED IN ACCORDANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE BORROWER SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAW.

                                 PROMISSORY NOTE

US$5,000,000                                                   October 16, 2000
                                                           Van Nuys, California

                  FOR VALUE RECEIVED, GenesisIntermedia.com, Inc., a Delaware corporation, (the "Company"), hereby promises to pay to the order of Ultimate Holdings, Ltd., a Bermuda limited company ("Lender"), at Lender's principal office, the principal sum of Five Million United States Dollars (US$5,000,000) or such lesser amount as shall equal the unpaid principal amount of the Loans made by the Lender to the Company under the Note Purchase Agreement (as defined below) (this "Note"), in lawful money of the United States of America and in immediately available funds, together with interest on the unpaid principal amount for the period commencing on the date or dates of disbursement shown on
Schedule 1 attached hereto (some which may precede the date hereof) at the rate of eleven and one-half percent (11.5%) per annum. Interest shall be paid on the dates set forth on Schedule 1. The Maturity Date of this Note shall be October 16, 2005.

                  The date, amount and interest payment dates of each Loan made by the Lender to the Company, and each payment made on account of the principal of such Loan, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on Schedule 1 attached to this Note or any continuation of Schedule 1, provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Company to make a payment when due of any amount owing under the Note Purchase Agreement or under this Note in respect of the Loans made by the Lender.

                  This Note is the Note referred to and is subject to the further terms and conditions set forth in the Note Purchase Agreement of even date herewith between the Company and the Lender (the "Note Purchase Agreement") and is evidence of the Loans made by the Lender under the Note Purchase Agreement. Except as otherwise indicated, capitalized terms used herein have the meanings ascribed to them in the Note Purchase Agreement.

                  This Note may be prepaid in full or in part, at any time without penalty. Principal and interest are payable in lawful money of the United States of America.

                  Upon the occurrence of an Event of Default and without demand or notice, Lender will have the option to declare the entire balance of principal together with all accrued interest thereon immediately due and payable and to exercise all rights and remedies available to it under any or all of the Documents. Upon the occurrence of an Event of Default (and so long as such Event of Default shall continue), the entire balance of principal together with all accrued interest thereon shall bear interest at the then applicable rate plus two percent (2%). No delay or omission on the part of Lender hereof in exercising any right under this Note or the Note Purchase Agreement shall operate as a waiver of such right. The application of this default rate shall not be interpreted or deemed to extend any cure period set forth in the Note Purchase Agreement or otherwise limit any of Lender's remedies hereunder or thereunder.

                  The Company hereby waives diligence, presentment, protest and demand, notice of protest, dishonor and nonpayment of this Note and expressly agrees that, without in any way affecting the liability of the Company hereunder, Lender may extend any maturity date or the time for payment of any installment due hereunder, accept security, release any party liable hereunder and release any security now or hereafter securing this Note. The Company further waives, to the full extent permitted by law, the right to plead any and all statutes of limitations as a defense to any demand on this Note, or on any deed of trust, security agreement, lease assignment, guaranty or other agreement, if any, now or hereafter securing this Note.

                  If this Note is not paid when due or if any Event of Default occurs, the Company promises to pay all costs of enforcement and collection, including but not limited to, Lender's reasonable attorneys' fees, whether or not any action or proceeding is brought to enforce the provisions hereof.

                  Every provision of this Note is intended to be severable. In the event any term or provision hereof is declared by a court of competent jurisdiction to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable.

                  It is the intent of the Company and Lender in the execution of this Note and all other instruments securing this Note that the loan evidenced hereby be exempt from the restrictions of applicable usury laws of any jurisdiction. In the event that, for any reason, it should be determined that any applicable usury law of any jurisdiction is applicable to this Note, Lender and the Company stipulate and agree that none of the terms and provisions contained herein or in the Note Purchase Agreement shall ever be construed to create a contract for use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by such applicable laws. In such event, if any Lender of this Note shall collect monies which are deemed to constitute interest which would otherwise increase the effective interest rate on this Note to a rate in excess of the maximum rate permitted to be charged by the applicable laws of such jurisdiction, all such sums deemed to constitute interest in excess of such maximum rate shall, at the option of Lender, be credited to the payment of the sums due hereunder or returned to the Company.

                  In this Note, the singular shall include the plural and the masculine shall include the feminine and neuter gender, and vice versa, if the context so requires.

                  This Note shall be governed by, and construed in accordance with, the law of the State of California applicable to contracts made and performed within the State of California.


                            [Signature page follows]

                  IN WITNESS WHEREOF, the Company has caused this Note to be executed by its duly authorized officer.

                                           COMPANY:

                                           GENESISINTERMEDIA.COM, INC.,
                                           a Delaware corporation

                                           By:  ___________________________
                                                    Ramy Y. El-Batrawi
                                                    Chairman

                                   SCHEDULE 1

                                SCHEDULE OF LOANS

         This Note evidences Loans made under the Note Purchase Agreement to the Company, on the dates, in the principal amounts, and having interest payment dates or periods set forth below, subject to the payments and prepayments of principal set forth below:

                                                    Interest Payment Dates
                                                    or Period (at Maturity
     Date Made            Principal Amount              if left blank)            Amount Paid       Notation Made By
---------------------     -----------------        -------------------------     ---------------    ------------------






                                                                  Exhibit 10.56

                            WARRANT AND REGISTRATION

                                RIGHTS AGREEMENT

                                     Between

                           GENESISINTERMEDIA.COM, INC.

                                       And

                         THE MACERICH PARTNERSHIP, L.P.

                          Dated as of November 2, 2000

THE WARRANT AND WARRANT SECURITIES TO BE RECEIVED UPON EXERCISE OF THE WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE WARRANT AND WARRANT SECURITIES, AS THE CASE MAY BE, MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, WHETHER OR NOT FOR CONSIDERATION, IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT AND QUALIFICATION IN EFFECT WITH RESPECT TO THE WARRANT AND WARRANT SECURITIES, AS THE CASE MAY BE, UNDER THE SECURITIES ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS OR (2) AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION.

                                WARRANT AGREEMENT

         THIS WARRANT AND REGISTRATION RIGHTS AGREEMENT (this "Agreement") is dated as of November 2, 2000, and executed by and between GENESISINTERMEDIA.COM, INC., a Delaware corporation (the "Company"), and THE MACERICH PARTNERSHIP, L.P., a Delaware limited partnership ("Macerich").

         WHEREAS, pursuant to the Space Lease Agreements by and between the Company and Macerich Management Company and Macerich Property Management Company, as applicable, dated November 2, 2000 (the "Space Lease Agreements"), the Company has agreed to grant to Macerich Management Company and Macerich Property Management Company, as applicable, and/or their respective affiliates or subsidiaries a common stock warrant in the form attached hereto as Exhibit A hereto (the "Warrant") to acquire shares of the Company's common stock, $.001 par value per share. This Agreement sets forth certain rights and obligations of the Company and Macerich with respect to the Warrant and the Warrant Securities (as defined below).

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, representations, warranties and agreements contained in this Agreement, the parties hereto agree as follows:

                                 I. DEFINITIONS

         Section 1.01 Defined Terms. As used in this Agreement, the following capitalized terms shall have the meanings respectively assigned to them below, which meanings shall be applicable equally to the singular and plural forms of the terms so defined. Terms not otherwise defined herein shall have the meanings ascribed to such terms in the Space Lease Agreements.

         "Change of Control" shall mean (i) the public announcement of an agreement regarding the acquisition or the acquisition, directly or indirectly, by a person, entity or group of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of 25% or more of the outstanding voting securities of the Company in the aggregate through one or a series of transactions (excluding
(A) any acquisition(s) within six months of the date hereof involving one person, entity or group resulting in the beneficial ownership of up to 35% of such securities in the aggregate (including any prior acquisitions), and (B) any future acquisition(s) by Ramy El-Batrawi or Ultimate Holdings), (ii) the public announcement of an agreement regarding the merger, consolidation or other reorganization of the Company with or into another entity in a transaction in which the Company is not the surviving entity or in which more than fifty percent (50%) of the outstanding voting securities of the Company is transferred, (iii) the public announcement of an agreement(s) regarding a sale, conveyance, transfer or lease of all or substantially all of the Company's assets or the assets of CenterlinQ, whether in one transaction or a series of transactions, or (iv) at any time during any two-year period, directors who at the beginning of such period constituted the Board of Directors of the Company (together with any new director whose election by such Board or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors then still in office who were directors at the beginning of such period, or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the

Board then in office. For purposes hereof, a person, entity or group will be deemed to have beneficial ownership of all shares that any such person, entity or group has the rights to acquire, whether such right is exercisable immediately or only after passage of time or notice. If there is no public announcement of the Change of Control event, it shall be deemed to have occurred when the agreement was executed.

         "Common Equity" shall mean the total equity interest in the Company represented by the Common Stock and shall include Common Equity resulting from any reorganization, reclassification or recapitalization or similar event.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and any successor provisions thereto.

         "Exercise Price" shall have the meaning given in the Warrant, as adjusted from time to time pursuant to the terms of the Warrant and this Agreement.

         "Expiration Period" means the period commencing on the Vesting Date through and including the fifth anniversary of the Vesting Date or, in the event the fifth anniversary is not a Business Day (as hereinafter defined), the next succeeding Business Day.

         "Fair Value" as of a particular date shall mean the average last sale price of the Common Stock as reported on a national securities exchange or on the Nasdaq SmallCap or National Market System for the five trading days immediately preceding such date or, if a last sale reporting quotation is not available for the Common Stock, the average of the bid and asked prices of the Common Stock as reported by Nasdaq or on the NASD's OTC Bulletin Board Service for the five trading days immediately preceding such date, or if not so reported, as listed in the Pink Sheets LLC's "Pink Sheets." If such quotations are unavailable, or with respect to other appropriate security, property, assets, business or entity, "Fair Value" shall mean the fair value of such item as determined by mutual agreement reached by the Holder and the Company or, in the event the parties are unable to agree, an opinion of an independent investment banking firm or firms in accordance with the following procedure. In the case of any event which gives rise to a requirement to determine "Fair Value" pursuant to this Agreement, the Company shall be responsible for initiating the process by which Fair Value shall be determined as promptly as practicable, but in any event within sixty (60) days following such event and if the procedures contemplated herein in connection with determining Fair Value have not been complied with fully, then any such determination of Fair Value for any purpose of this Agreement shall be deemed to be preliminary and subject to adjustment pending full compliance with such procedures. Upon the occurrence of an event requiring the determination of Fair Value, the Company shall give the Holder(s) of the Warrant notice of such event, and the Company and the Holders shall engage in direct good faith discussions to arrive at a mutually agreeable determination of Fair Value.

         In the event the Company and the Holder(s) (as hereinafter defined) are unable to arrive at a mutually agreeable determination within thirty (30) days of the notice, the Company and the Holder(s) of the Warrant (who, if more than one, shall agree among themselves by a majority) shall each retain a separate independent investment banking firm of national reputation (which firm, in either case, may be the independent investment banking firm regularly retained by the Company or any such Holder). Such firms shall jointly determine the Fair Value of the security, property, assets, business or entity, as the case may be, in question and deliver their opinion in writing to the Company and to such Holder within thirty (30) days of their retention.

         If such firms cannot jointly make such determination within such 30-day period, then, unless otherwise directed by agreement of the Company and the Holder(s) of a majority or more of the Warrant, such firms, in their sole discretion, shall choose another independent investment banking firm of the Company or such Holder(s), which firm shall make such determination and render such an opinion. In either case, the determination so made shall be conclusive and binding on the Company and such Holder(s). The fees and expenses of the investment-banking firm retained by Holder(s) pursuant to this provision shall be borne by Holder(s). The fees and expenses of all other investment-banking firms retained pursuant to this provision shall be borne by the Company.

         "Holder" or "Holders" shall mean the Person(s) then registered as the owner(s) of the Warrant or Warrant Securities, as the case may be, on the books and records of the Company.

         "Installation of the CenterlinQ System" or any similar concept shall have the meaning set forth in Section 23 of the Space Lease Agreements.

         "Person" shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, estate, unincorporated organization, joint venture, court or governmental or political subdivision or agency thereof.

         "Registrable Securities" shall have the meaning assigned to it in
Section 6.01 hereof.

         "SEC" shall mean Securities Exchange Commission.

         "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and any successor provisions thereto.

         "Vesting Date" shall mean, with respect to the 66,666 shares of Common Stock initially issuable upon exercise of the Warrant, the date of installation of the CenterlinQ System at the eight malls listed on Exhibit A to the Space Lease Agreements and, with respect to each additional 6,060 shares of Common Stock (up to a total of an additional 127,260 shares of Common Stock) initially issuable upon exercise of the Warrant, the date on which the CenterlinQ System is installed in each of the additional 21 malls and, with respect to the final 6,074 shares of Common Stock initially issuable upon exercise of the Warrant, the date on which the CenterlinQ System is installed in the 22nd mall. Notwithstanding the above, if a Change of Control occurs then the "Vesting Date" shall mean the date on which such Change of Control occurs provided however, that this accelerated vesting provision will terminate if within 18 months after installation of the CenterlinQ System at the eighth mall, the CenterlinQ System is not installed at one additional mall. Thereafter, this accelerated vesting provision will terminate if the CenterlinQ System is not installed at one additional mall within one year after the last mall installation.

         "Warrant Securities" shall mean the shares of Common Stock (or other securities representing Common Stock) purchasable or purchased from time to time under the Warrant or acquired upon any transfer of any such shares, together with all additional securities received in payment of dividends or distributions on or splits of those securities or received as a result of the adjustments provided for in Article V hereof.

                                   II. WARRANT

         On the date hereof, the Company will grant to Macerich, for good and valuable consideration, the Warrant in the form attached as Exhibit A hereto. Macerich and any subsequent Holder of the Warrant and of Warrant Securities shall have the rights and obligations provided for in the Warrant and in this Agreement.

         III. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND MACERICH

         Section 3.01.  Representations and Warranties of the Company.

         (a) The execution and delivery of this Agreement and the Warrant have been duly and properly authorized by all requisite corporate action of the Company and its board of directors, and no consent of any other Person is required as a prerequisite to the validity and enforceability of this Agreement and the Warrant that has not been obtained. The Company has the full legal right, power and authority to execute and deliver this Agreement and the Warrant and to perform its obligations hereunder and thereunder. When issued and delivered pursuant to this Agreement, the Warrant will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided herein and therein.

         (b) The Company is not a party to or otherwise subject to any contract or agreement which restricts or otherwise affects its right or ability to execute and deliver this Agreement or the Warrant or to perform any obligation hereunder or thereunder (including, without limitation, issuance of the Warrant Securities), except for contracts or agreements that the Company has received a written consent and/or waiver from the other party or parties thereto and delivered a copy of the same to Macerich. Neither the execution or delivery of this Agreement or the Warrant, nor compliance therewith (including, without limitation, issuance of the Warrant Securities), will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any material lien upon any properties of the Company under, or require any consent, approval, or other action by, notice to or filing with any court or Governmental Person pursuant to the Certificate of Incorporation or By-laws of the Company, as currently in effect, any award of any arbitrator, or any material agreement, instrument or law to which the Company is subject or by which it is bound.

         (c) On November 7, 2000, the authorized capital stock of the Company consists of 25,000,000 shares of Common Stock and 5,000,000 shares of preferred stock. As of November 7, 2000, the Company has issued and outstanding 6,677,789 shares of Common Stock. The Common Stock and any Warrant Securities issued pursuant to the Warrants will, when issued in accordance with the terms of the Warrant, be duly and validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.

         (d) Except as provided in this Agreement, the Company is not subject to any obligation to repurchase or otherwise acquire or retire any shares of capital stock. The issuance by the Company of the Warrant is not, and the Warrant Securities will not be, subject to any preemptive or similar rights pursuant to statute, contract or understanding.

         (e) The Warrant is, and the Warrant Securities will be, issued by the Company to Macerich in a transaction exempt from registration and qualification under the applicable federal and state securities laws.

         Section 3.02. Representations and Warranties of Macerich. Macerich warrants it is an "accredited investor" as that term is defined in rule 501(a) promulgated under the Securities Act; is acquiring the Warrant for investment purposes only, for its own account and not with the view to any resale or distribution thereof; is not participating, directly or indirectly, in an underwriting of Warrant Securities; and will not take, or cause to be taken, any action that would cause it or its stockholders, to be deemed an `underwriter," as defined in Section 2(a)(11) of the Securities Act.

                                  IV. COVENANTS

         Section 4.01 Covenants of the Company. The Company hereby covenants and agrees that, during the term of this Agreement, unless all of the Holders of the Warrant agree otherwise in writing:

         (a) Each of the Warrant Securities issued and delivered upon the exercise of the Warrant and payment of the Exercise Price will be duly and validly authorized and issued, will be fully paid and nonassessable, and will not be subject to any unpaid tax or any lien, whether respecting their issuance to and purchase by the Holder of the Warrant or otherwise. The Company will take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed.

         (b) The Company shall reserve and at all times keep available for issuance an authorized number of shares of Common Stock sufficient to permit the full and immediate exercise of the Warrant and the full and immediate exercise, exchange and conversion of all other securities, options, warrants and other rights issued or granted by the Company.

         (c) The Company shall not permit the par value of its Common Stock to exceed, at any time, the Exercise Price and shall take all such actions as may be necessary or appropriate to ensure that it does not do so.

         (d) As soon as available, and in no event later than the dates filed with any other Governmental Person or other regulatory authority, if such documents are so filed, the Company shall deliver to the Holder(s) of the Warrant and the Warrant Securities copies of (i) all annual, quarterly and monthly financial statements made available by the Company to its stockholders,
(ii) all reports, notices and proxy or information statements sent or made available generally by the Company to its stockholders, and (iii) all regular and periodic reports and all registration statements, prospectuses and other information filed by the Company with the Securities and Exchange Commission (the "SEC"), relevant state authorities or any securities exchange, securities quotation system or other self-regulatory organization. It is agreed that so long as the Company is a participant in and duly files any such filing with the SEC's EDGAR system, then such filing shall be deemed delivered under this
Section 4.01(d).

         (e) The Company shall cooperate with the Holder(s) of the Warrant and the Warrant Securities in supplying such information as may be reasonably necessary for the Holder(s) to complete and file any information or other reporting forms from time to time required by the SEC, relevant state authorities or any securities exchange, securities quotation system or other self-regulatory organization, including, without limitation, information pertaining to or required for the availability of any exemption from the securities laws for the sale, transfer or other disposition of the Warrant or any of the Warrant Securities.

         Section 4.02  Indemnification.

         (a) In connection with any registration or qualification of Warrant Securities hereunder, the Company agrees that Macerich and each other Holder of the Warrant or any Warrant Securities purchased hereunder, any underwriter(s), and their respective directors, officers, employees, attorneys and agents, as well as each other Person (if any) controlling any of the foregoing Persons within the meaning of Section 15 of the Securities Act, or Section 20 of the Exchange Act, shall not incur any liability for acts and omissions arising out of or related directly or indirectly to the Warrant, the Warrant Securities, this Agreement, any registration statement or prospectus or any misstatement or omission of a material fact therein; and the Company hereby expressly waives any and all claims and actions which it now has or may hereafter at any time have against Macerich and each other Holder of the Warrant or underlying Warrant Securities, and their respective directors, officers, employees, attorneys and agents, arising out of or related directly or indirectly to any and all of the foregoing acts, omissions and circumstances, except insofar as such liability is caused by untrue statements or alleged untrue statements or omissions or alleged omissions and is based upon information furnished in writing by Holder expressly for use therein and in such event such Holder shall indemnify the Company from any claim or loss arising out of such Holder's untrue statement or omission.

         (b) The Company agrees to defend, indemnify and hold harmless Macerich and each other Holder of the Warrant, this Agreement, or any Warrant Security purchased hereunder, any underwriter(s), and their respective directors, officers, employees, attorneys and agents, as well as each other Person (if any) controlling any of the foregoing Persons within the meaning of Section 15 of the Securities Act, or Section 20 of the Exchange Act, from and against any and all claims, damages, liabilities (joint or several), losses and expenses (including, without limitation, the disbursements, expenses and fees of their respective attorneys) that may be imposed upon, incurred by, or asserted against any of them, any of their respective directors, officers, employees, attorneys and agents, or any such control Person, under the Securities Act, the Exchange Act or any other statute, any state securities laws or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof), arise out of or are related directly or indirectly to: (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act or the Exchange Act, or in any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) any violation or alleged violation of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated thereunder, and shall reimburse such Persons for any legal or any other expenses reasonably incurred by such Persons in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such registration statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such respective Person specifically for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such indemnified Person, and shall survive the transfer of such securities by such Person. Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against the Company, the Company shall assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to the party seeking indemnity hereunder) and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company; provided, however, the indemnified Person shall have the right to retain separate counsel, with the fees and expenses to be paid by the Company, if representations of such indemnified Person would in the reasonable opinion of such counsel, be inappropriate due to actual or potential differing interests. The Company shall not, except with the approval of each party being indemnified under this Section 4.02, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

         (c) If the indemnification provided for in this Section 4.02 is held by a court of competent jurisdiction to be unavailable to an indemnified Person with respect to any loss, liability, claim, damage, or expense referred to herein, then the indemnifying Person, in lieu of indemnifying such indemnified Person hereunder, shall contribute to the amount paid or payable by such indemnified Person as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying Person on the one hand, and of the indemnified Person on the other, in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying Person and of the indemnified Person shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying Person or by the indemnified Person and the Person's relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

         (d) The obligations of the Company and the Holder(s) under this Section
4.02 shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

         Section 4.03 Listing on the Securities Exchange. The Company shall, at its expense, list on any securities exchange (including for this purpose Nasdaq) where it lists its Common Stock, and maintain and increase when necessary such listing of all outstanding Warrant Securities so long as any shares of Common Stock shall be so listed. The Company shall also so list on each securities exchange, and will maintain such listing of, any other securities which the holder of the Warrant shall be entitled to receive upon the exercise thereof if at the time any securities of the same class shall be listed on such securities exchange by the Company.

                                 V. ANTIDILUTION

         Section 5.01 Adjustments of Exercise Price and Number of Warrant Securities. The number of and kind of securities purchasable upon exercise of the Warrant and the Exercise Price shall be subject to adjustment from time to time as set forth in this Section 5.01.

         (a) Subdivisions, Combinations, Stock Dividends and other Issuances. If the Company shall, at any time while the Warrant is outstanding, (A) pay a stock dividend or otherwise make a distribution or distributions on any equity securities (including instruments or securities convertible into or exchangeable for such equity securities) in shares of Common Stock, (B) subdivide outstanding shares of Common Stock into a larger number of shares, or (C) combine outstanding Common Stock into a smaller number of shares, then the effective Exercise Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 5.01(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination. The number of shares which may be purchased hereunder shall be increased or decreased proportionately to any decrease or increase, respectively, in Exercise Price pursuant to this Section 5.01(a), so that after such adjustments the aggregate Exercise Price payable hereunder for the Warrant Securities shall be the same as the aggregate Exercise Price in effect just prior to such adjustments.

         (b) Other Distributions. If at any time after the date hereof the Company distributes to holders of its Common Stock, other than as part of its dissolution, liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any of its assets (other than Common Stock), then the number of Warrant Securities for which the Warrant is exercisable shall be increased to equal: (i) the number of Warrant Securities for which the Warrant is exercisable immediately prior to such event, (ii) multiplied by a fraction, (A) the numerator of which shall be the Fair Value per share of Common Stock on the record date for the dividend or distribution, and
(B) the denominator of which shall be the Fair Value per share of Common Stock on the record date for the dividend or distribution minus the amount allocable to one share of Common Stock of the value (as jointly determined in good faith by the Board of Directors of the Company and the Holder) of any and all such evidences of indebtedness, shares of capital stock, other securities or property, so distributed. The Exercise Price shall be reduced to equal: (i) the Exercise Price in effect immediately before the occurrence of any event (ii) multiplied by a fraction, (A) the numerator of which is the number of Warrant Securities for which the Warrant is exercisable immediately before the adjustment, and (B) the denominator of which is the number of Warrant Securities for which the Warrant is exercisable immediately after the adjustment.

         (c) Merger, etc. If at any time after the date hereof there shall be a merger or consolidation of the Company with or into or a transfer of all or substantially all of the assets of the Company to another entity, then the Holder shall be entitled to receive upon or after such transfer, merger or consolidation becoming effective, and upon payment of the Exercise Price then in effect, the number of shares or other securities or property of the Company or of the successor corporation resulting from such merger or consolidation, which would have been received by the Holder for the shares of stock subject to the Warrant had the Warrant been exercised just prior to such transfer, merger or consolidation becoming effective or to the applicable record date thereof, as the case may be. The Company will not merge or consolidate with or into any other corporation, or sell or otherwise transfer its property, assets and business substantially as an entirety to another corporation, unless the corporation resulting from such merger or consolidation (if not the Company), or such transferee corporation, as the case may be, shall expressly assume in writing the due and punctual performance and observance of each and every covenant and condition of the Warrant to be performed and observed by the Company.

         (d) Reclassification, etc. If at any time after the date hereof there shall be a reorganization or reclassification of the securities as to which purchase rights under the Warrant exist into the same or a different number of securities of any other class or classes, then the Holder shall thereafter be entitled to receive upon exercise of the Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares or other securities or property resulting from such reorganization or reclassification, which would have been received by the Holder for the shares of stock subject to the Warrant had the Warrant at such time been exercised.

         (e) Exercise Price Adjustment. In the event that the Company issues or sells any Common Stock or securities which are convertible into or exchangeable for its Common Stock or any convertible securities, or any warrants or other rights to subscribe for or to purchase or any options for the purchase of its Common Stock or any such convertible securities (other than shares or options issued or which may be issued pursuant to the Company's current employee option plans or shares issued upon exercise of options, warrants or rights outstanding on the date hereof ) at an effective price per share which is less than the Exercise Price then in effect, then in each such case, the Exercise Price in effect immediately prior to such issue or sale shall be reduced effective concurrently with such issue or sale to an amount determined by multiplying the Exercise Price then in effect by a fraction, (x) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for such additional shares would purchase at the Exercise Price then in effect; and (y) the denominator of which shall be the number of shares of Common Stock of the Company outstanding immediately after such issue or sale.

                  For the purposes of the foregoing adjustment, in the case of the issuance of any convertible securities, warrants, options or other rights to subscribe for or to purchase or exchange for, shares of Common Stock ("Convertible Securities"), the maximum number of shares of Common Stock issuable upon exercise, exchange or conversion of such Convertible Securities shall be deemed to be outstanding, provided that no further adjustment shall be made upon the actual issuance of Common Stock upon exercise, exchange or conversion of such Convertible Securities, unless any such Convertible Securities shall expire or terminate unconverted, in which case an equitable adjustment shall be made to reflect the reduction in the actual shares issued.

                  The number of shares which may be purchased hereunder shall be increased proportionately to any reduction in Exercise Price pursuant to this
Section 5.01(e), so that after such adjustments the aggregate Exercise Price payable hereunder for the increased number of shares shall be the same as the aggregate Exercise Price in effect just prior to such adjustments.

         (f) (i) The terms of any reorganization, consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the holder hereof the right to receive the securities or property set forth in this Section 5 upon any exercise following any such reclassification, consolidation, merger, sale, transfer or share exchange.

                  (ii)In the event of any adjustment in the number of Warrant Securities issuable hereunder upon exercise, the Exercise Price shall be inversely proportionately increased or decreased as the case may be, such that

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

the aggregate purchase price for Warrant Securities upon full exercise of the Warrant shall remain the same. Similarly, in the event of any adjustment in the Exercise Price, the number of Warrant Securities issuable hereunder upon exercise shall be inversely proportionately increased or decreased as the case may be, such that the aggregate purchase price for Warrant Securities upon full exercise of the Warrant shall remain the same.

                             VI. REGISTRATION RIGHTS

         Section 6.01 "Piggyback" Registration Rights. If at any time the Company shall determine to register under the Securities Act (including pursuant to a demand of any security holder of the Company exercising registration rights) any of its Common Stock (except securities to be issued solely in connection with any acquisition of any entity or business, shares issuable solely pursuant to employee benefit plans eligible for registration on SEC Form S-8 or shares to be registered on any registration form that does not permit secondary sales), it shall send to Macerich and to each of the Holder(s) written notice of such determination at least thirty (30) days prior to each such filing and, if within twenty (20) days after receipt of such notice, any Holder shall so request in writing, the Company shall use its best efforts to include in such registration statement (to the extent permitted by applicable regulation) all or any part of the Warrant Securities, whether or not vested pursuant to the terms of the Warrant (collectively referred to in this Article VI as "Registrable Securities") that such Holder requests to be registered, provided, however, that if, in connection with any offering involving an underwriting of Common Stock to be issued by the Company, the managing underwriter shall impose a limitation on the amount of Registrable Securities included in any such registration statement, then, to the extent that any Registrable Securities remain available for registration after the underwriter's cutback, the Company shall be obligated to include in such registration statement with respect to each Holder requesting inclusion only the product of (i) the number of Registrable Securities with respect to which such Holder has requested inclusion hereunder and (ii) such Holder's pro rata share, expressed as a percentage, of the sum of all Registrable Securities permitted to be registered and all other securities of the Company, the holders of which Registrable Securities and other securities have requested that such securities be registered. Any Registrable Securities which are included in any underwritten offering under this Section 6.01 shall be sold upon such terms as the managing underwriters shall reasonably request but in any event shall be upon terms not less favorable than those upon which any other selling security holder shall sell any of its securities. If any Holder disapproves of the terms of such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter. Notwithstanding the provisions of this Section 6.01, the Company shall have the right, at any time after it shall have given written notice pursuant to this Section 6.01 (irrespective of whether a written request for inclusion of Registrable Securities shall have been made), to elect not to file any such proposed registration statement or to withdraw the same after the filing and prior to the effective date thereof.

         In exercising Holder's piggyback registration rights hereunder, Holder shall have the right to request the registration of any Registrable Securities on a delayed or continuous basis using a shelf registration statement in lieu of participating in any underwritten offering.

         Section 6.02 Demand Registration Rights. In the event that prior to August 2, 2001 the Holder shall not have been afforded the opportunity elected to register (on one or more occasions) under Section 6.01 hereof (or have been prevented from including Registrable Securities requested by the Holder to be included in a registration statement by the underwriter pursuant to the terms of this Agreement), all of the Registrable Securities, then the Holders shall have the right to demand registration of any Registrable Securities not so registered in accordance with this Section 6.02. If the Company shall be requested by the Holders to effect a registration under the Securities Act of at least forty percent (40%) of the then-outstanding Registrable Securities held by the Holders, then the Company shall use its reasonable efforts to effect such registration of the Registrable Securities that the Company has been so requested by the Holders (which prior to the date on which notice is delivered to the Company, shall have confirmed with all Holders the number of Registrable Securities proposed to be included in such registration and shall have delivered notice of the same to the Company); provided, however, that the Company shall not be obligated to effect any registration under the Securities Act except in accordance with the following provisions:

         (a) the Company shall not be obligated to file (i) more than two registration statements initiated pursuant to this Section 6.02 which becomes effective or which is rescinded by the Holders without reimbursement. or (ii) any registration statement during any period in which any other registration statement (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto) pursuant to which shares are to be or were sold has been filed and not withdrawn or has been declared effective within the prior 180 days;

         (b) the Company shall not be obligated to effect any registration under this Section 6.02 if Macerich has elected to register all of the Registrable Securities pursuant to Section 6.01 of this Agreement;

         (c) the Company may delay the filing or effectiveness of any registration statement for a period not to exceed: (i) 90 days after the date of a request for registration pursuant to this Section 6.02 if at the time of such request the Company is engaged, or has fixed plans to engage within 60 days of the time of such request, in a firm commitment underwritten public offering in which the holders of Registrable Securities may, to the extent such registration statement is in the registration process, include Registrable Securities pursuant to Section 6.01 (including Holder requesting registration of any Registrable Securities on a delayed or continuous basis) or (ii) the earlier of the date upon which the material information described below is disclosed to the public or ceases to be material or 90 days after the Board makes the good faith determination described below if the Company shall furnish to the Holders requesting such registration a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, that (A) it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed or (B) there exists a material development or a potential material development with respect to or involving the Company that the Company would be obligated to disclose in the prospectus or offering circular used in connection with the registration statement, which disclosure would in the judgment of the Company be premature or otherwise inadvisable at such time, and that it is therefore essential to defer the filing of such registration statement; provided, however, that the Company may not utilize this right under Section 6.02 (c) to delay the filing or effectiveness of any registration statement for a period which in the aggregate exceeds 105 days during any 12-month period; and

         (d) with respect to any registration pursuant to this Section 6.02, the Company may include in such registration any other shares of the Company; provided, however, that if the managing underwriter advises the Company that the inclusion of all Registrable Securities, and other shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of all such securities, then the number of Registrable Securities, and other shares proposed to be included in such registration shall be included in the following order:

                  (i)    first, the Registrable Securities; and

                  (ii)   second, any other shares.

A requested registration under this Section 6.02 may be rescinded by written notice to the Company by Holder; provided, however, that such rescinded registration shall not count as a registration statement initiated pursuant to this Section 6.02 for purposes of paragraph (a) above if Holder shall have reimbursed the Company for all out-of-pocket expenses incurred by the Company in connection with such rescinded registration. The Company may select any firm of underwriters in connection with a registration under this Section 6.02, which firm of underwriters shall be reasonably acceptable to the Holders including Registrable Securities in a registration under this Article VI.

         Section 6.03 Effectiveness. The Company shall use its best efforts to maintain the effectiveness of the registration of the Registerable Securities under Section 6.01 and/or Section 6.02 until the earlier of (i) the date on which all of the Warrant Securities have been sold, or (ii) the date on which all of the Warrant Securities may be sold without registration or restriction. The Holder shall notify the Company promptly of the completion of the offering of its Registrable Securities under any such effective registration statement.

                  (a) The Company shall not be required to effect a registration statement pursuant to this Section 6.02 after the Company has previously effected two (2) registrations pursuant to this Section 6.02, and such registrations have been declared or ordered effective.

         Section 6.04 Further Obligations of the Company. Whenever, under the preceding Sections of this Article VI, the Company is required hereunder to register Registrable Securities, it agrees that it shall also do the following:

         (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities in a form which will permit the disposition of all Registerable Securities in the manner contemplated by Holder, including a shelf registration statement and use its best efforts to cause such registration statement to become effective.

         (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities for such period of time provided in Section 6.03.

         (c) Furnish to each selling Holder and any underwriter of such Registrable Securities, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such copies of each preliminary and final prospectus in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and any other documents as such Holder or underwriter may reasonably request to facilitate the offering of its Registrable Securities;

         (d) Use its best efforts to register or qualify the Registrable Securities to be registered pursuant to this Article VI under the applicable securities or blue sky laws of such jurisdictions as any selling Holder or underwriter may reasonably request, and do any and all other acts and things which may be reasonably requested by such Holder or any underwriter to consummate the disposition in such jurisdictions of the Registrable Securities covered by such registration statement;

         (e) Furnish and address to each selling Holder: (i) a signed counterpart of an opinion of counsel for the Company, dated the effective date of the registration statement; and (ii) a copy of any "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, covering substantially the same matters as are customarily covered in opinions of issuer's counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities;

         (f) Permit each selling Holder or such Holder's counsel or other representatives to inspect and copy such corporate documents and records as may reasonably be requested by them in connection with such registration;

         (g) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

          (h) Furnish to each selling Holder, upon request, a copy of all documents filed and all correspondence from or to the SEC in connection with any such offering;

         (i) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and at the request of such Holder prepare and furnish to such Holder as many copies of a supplement to or an amendment of such prospectus as such Holder reasonably requests so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (j) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

         (k) In the event of any underwritten public offering, cooperate with the selling Holders, the underwriters participating in the offering and their counsel in any due diligence investigation reasonably requested by the selling Holders or the underwriters in connection therewith, and participate, to the extent reasonably requested by the managing underwriter for the offering or the selling Holder, in efforts to sell the Registrable Securities under the offering (including, without limitation, participating in "roadshow" meetings with prospective investors) that would be customary for underwritten primary offerings of a comparable amount of equity securities by the Company.

         Section 6.05 Expenses. Except for underwriters' discounts and brokerage commissions allocable to the Registrable Securities, the Company shall bear all costs and expenses of each registration contemplated in this Article VI including, but not limited to, printing, legal and accounting fees and expenses, SEC and NASD filing fees and blue sky fees and expenses in any jurisdiction in which the securities to be offered are to be registered or qualified.

         Section 6.06 Transfer of Registration Rights. The registration rights of the Holders of Registrable Securities under this Article VI shall inure to the benefit of and be exercisable by any transferee of Registrable Securities.

                 VII. TRANSFER OF WARRANT AND WARRANT SECURITIES

         Section 7.01 Transfer. Except as set forth in Section 7.02 below, the Warrant and the Warrant Securities and all rights thereunder are transferable, in whole or in part, on the books of the Company to be maintained for such purpose, upon surrender of such Warrant at the office of the Company maintained for such purpose, together with a written assignment of such Warrant duly executed by the Holder hereof or its agent or attorney and payment of funds sufficient to pay any stock transfer taxes payable upon the making of such transfer. Upon such surrender and payment, the Company shall execute and deliver a new Warrants or Warrant in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and the Warrant shall promptly be canceled. If and when the transferred Warrant is assigned in blank, the Company may (but shall not be obliged to) treat the bearer thereof as the absolute owner of such Warrant for all purposes and the Company shall not be affected by any notice to the contrary. The transferred Warrant, if properly assigned in compliance herewith, may be exercised by an assignee for the purchase of shares of Common Stock without having a new Warrant issued. The Company will not close its stock transfer books against a transfer of the Warrant or the Warrant Securities or any exercise of the Warrant. Any such transfer or exercise tendered while such stock transfer books shall be closed shall be deemed effective immediately prior to such closure.

         Subject to Section 7.02 below, the Warrant may be divided or combined with other Warrants upon presentation at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder thereof or its agent or attorney. Subject to compliance with this, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

         The Company shall pay all expenses, taxes (other than income taxes, if any, of the transferee) and other charges incurred by the Company in the performance of its obligations in connection with the preparation, issue and delivery of Warrant under this Section. The Company agrees to maintain at its aforesaid office books for the registration and transfer of the Warrant. Notwithstanding any provision to the contrary contained herein, the Warrant and the Warrant Securities shall be transferable only in compliance with the provisions of the Securities Act and applicable state securities laws in respect of the transfer of any Warrant or any Warrant Securities.

         Section 7.02 Transfer Restrictions. Neither this Agreement, the Warrant nor the Warrant Securities, when issued, have been registered under the Securities Act or under the securities laws of any state. Neither this Agreement, the Warrant nor the Warrant Securities, when issued, may be transferred: (a) if such transfer would constitute a violation of any federal or state securities laws or a breach of the conditions to any exemption from registration thereunder and (b) unless and until one of the following has occurred: (i) registration of this Agreement, the Warrant or the Warrant Securities, as the case may be, under the Securities Act, and such registration or qualification as may be necessary under the securities laws of any state, have become effective, or (ii) the Holder has delivered evidence reasonably satisfactory to the Company that such registration or qualification is not required.

         Each certificate for Warrant Securities issued upon exercise of a Warrant and each certificate issued to a subsequent transferee, unless at the time of exercise such Warrant Securities are registered under the Securities Act, shall bear a legend substantially in the following form (and any additional legends required by law) on the face thereof:

         THE WARRANT SECURITIES TO BE RECEIVED UPON EXERCISE OF THE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE WARRANT SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, WHETHER OR NOT FOR CONSIDERATION, IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT AND QUALIFICATION IN EFFECT WITH RESPECT TO THE WARRANT SECURITIES UNDER THE SECURITIES ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS OR (2) AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION.

         Section 7.03 Replacement of Instruments. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any certificate or instrument evidencing any Warrant or Warrant Securities, and (a) in the case of loss, theft or destruction, upon receipt by the Company of indemnity reasonably satisfactory to it (provided that, if the owner of the same is a commercial bank or an institutional lender or investor, its own agreement of indemnity shall be deemed to be satisfactory), or (b) in the case of mutilation, upon surrender and cancellation thereof, the Company, at its expense, will execute, register and deliver, in lieu thereof, a new certificate or instrument for (or covering the purchase of) an equal number of Warrant or Warrant Securities.

         Section 7.04 Conversion to Shares of CenterlinQ Entity. Pursuant to the terms of the Space Lease Agreements, in the event the Company decides to publicly offer shares of a separate entity that owns the assets of CenterlinQ ("CenterlinQ Entity"), the Holder will have the right to convert the Warrant, in whole or in part, into warrants (the "Converted Warrants") to purchase CenterlinQ Entity stock. The Converted Warrants shall entitle Holder to purchase the number of shares of CenterlinQ Entity common stock equal to the quotient obtained by dividing (1) the product of (a) the number of Warrant Securities sought to be converted and (b) the higher of the exercise price or the average closing price per share of Company Common Stock on Nasdaq or any other national exchange for the ten consecutive trading days ending on the first trading day preceding the date of Holder's election by (2) the price to the public in the initial public offering ("IPO") of the CenterlinQ Entity stock if offered or the average closing price per share of CenterlinQ Entity common stock on the applicable exchange for the 20 consecutive trading days following a spin-off, whichever is applicable (the "Effective Price"). The exercise price of the Converted Warrants shall be the Effective Price. The Company will provide Holder with at least 20 business days prior notice of any proposed IPO or spin-off. The right to convert the Warrant to Converted Warrants shall expire 2 days after Holder is provided notice of the price range for the IPO or within 3 days after the Effective Price is determined if there is a spin-off. If the IPO price is not within the proposed price range, Holder shall have the right to withdraw its conversion election. In the event such IPO or spin-off is, for any reason, not consummated, then the right to convert shall not expire. The Converted Warrants will have the same terms as the Warrant except the expiration date will be extended to reflect a five-year term from the date of issuance of the Converted Warrants.

                               VIII. MISCELLANEOUS

         Section 8.01 No Waiver Under Other Agreements. The terms and provisions contained in this Agreement are not intended and shall not be construed to waive, modify, repeal, stay, diminish or otherwise impair or affect in any manner whatsoever any right or remedy of Macerich or the Holder(s) under the Company's Certificate of Incorporation, By-laws or similar agreements.

         Section 8.02 Reliance. Each party to this Agreement shall be entitled to rely upon any notice, consent, certificate, affidavit, statement, paper, document, writing or other communication reasonably believed by that party to be genuine and to have been signed, sent or made by the proper Person or Persons.

         Section 8.03 Notice. All notices and other communications provided for in this Agreement shall be in writing and delivered by registered or certified mail, postage prepaid, or delivered by overnight courier (for next Business Day delivery) or telecopied, addressed as follows, or at such other address as any of the parties hereto may hereafter designate by notice to the other parties given in accordance with this Section:

                  1)       if to Macerich:

                           The Macerich Partnership, L.P.
                           401 Wilshire Boulevard, Suite 700
                           Santa Monica, CA  90401
                           Attn: Mike Potter, Senior V.P
                           Telephone: 310-394-6000
                           Telecopier:  310/395-2791

                           With a copy of any notice to:

                           The Macerich Partnership, L.P.
                           401 Wilshire Boulevard, Suite 700
                           Santa Monica, CA  90401
                           Attn: Madonna Shannon, V.P.
                           Telephone: 310-394-6000
                           Telecopier:  310/899-6036

                  2)       if to the Company:

                           GenesisIntermedia.com, Inc.
                           5805 Sepulveda Boulevard
                           Van Nuys, CA  91411

                           Attn: Business Administration
                           Telephone:  (818) 902-4100
                           Telecopier:  (818) 902-4101

                           With a copy of any notice to:

                           Nida & Maloney, LLP
                           800 Anacapa Street
                           Santa Barbara, California  93101
                           Attn: Christopher P. Moore
                           Telephone:  805-568-1151
                           Telecopier:  805-568-1955

                  Any such notice or communication shall be deemed to have been duly given on the fifth day after being so mailed, the next Business Day after delivery by overnight courier, when received when sent by telecopy or upon receipt when delivered personally.

         Section 8.04 Enforcement. The Company acknowledges that the Holders may proceed to exercise or enforce any right, power, privilege, remedy or interest that they may have under this Agreement or applicable law without notice, except as otherwise expressly provided herein, without pursuing, exhausting or otherwise exercising or enforcing any other right, power, privilege, remedy or interest that they may have against or in respect of any other party, or any other Person or thing, and without regard to any act or omission of such party or any other Person.

         Section 8.05   Interpretation; Headings; Severability.

         (a) The parties acknowledge and agree that since each party and its counsel have reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision, the normal rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement, and its terms and provisions shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement.

         (b) The Section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         (c) In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by a governmental authority having jurisdiction and venue, determination shall not impair or otherwise affect the validity, legality or enforceability: (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

         (d) If any period of time specified in this Agreement expires on a day that is not a Business Day, that period shall be extended to and expire on the next succeeding Business Day.

         Section 8.06 Survival of Covenants. Each of the covenants and other agreements of the parties contained in this Agreement shall be absolute and, except as otherwise expressly provided, unconditional, shall survive the execution and delivery of this Agreement and shall continue in full force and effect until the term of this Agreement has expired, and thereafter with respect to events occurring prior thereto.

         Section 8.07 No Required Exercise. No term or provision of the Warrant or this Agreement is intended to require, nor shall any such term or provision be construed as requiring, any Holder of the Warrant to exercise or put the Warrant.

         Section 8.08 Binding Effect. This Agreement shall be binding upon and enforceable against the parties hereto and their respective successors and assigns.

         Section 8.09 No Waiver by Action. The failure or delay of a party at any time or times to require performance of, or to exercise its rights with respect to, any term or provision of this Agreement (except as otherwise expressly provided herein) shall not affect its right at a later time to enforce any such provision.

         Section 8.10 Waiver; Modification; Amendment. Each and every modification to and amendment of this Agreement shall be in writing and signed by the Company, Macerich (if at that time Macerich is a Holder) and by the Holders of a majority in interest of all issued and unissued Warrant Securities. Each and every waiver of and consent to any departure from any term or provision hereof (except as otherwise provided herein) shall be in writing and signed by Macerich (if at that time it is a Holder) and by the Holders of a majority in interest of all issued and unissued Warrant Securities and by each party against whom enforcement of the waiver or consent may be sought.

         Section 8.11 Entire Agreement. This Agreement and the Warrant contain the entire agreement of the parties and supersede all other representations, warranties, agreements and understandings, oral or otherwise, among the parties hereto with respect to the matters contained herein, except as otherwise provided herein.

         Section 8.12 No Inconsistent Agreements or Rights. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement.

         Section 8.13 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. THIS AGREEMENT, THE WARRANT AND THE WARRANT SECURITIES AND ALL AMENDMENTS, SUPPLEMENTS, WAIVERS AND CONSENTS RELATING HERETO OR THERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE COMPANY HEREBY IRREVOCABLY SUBMITS ITSELF TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE STATE OF CALIFORNIA AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDINGS RELATING HERETO BY ANY MEANS ALLOWED UNDER CALIFORNIA OR FEDERAL LAW. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE COMPANY HAS APPOINTED AN AGENT FOR SERVICE OF PROCESS IN CALIFORNIA AND SHALL NOTIFY MACERICH OF ANY CHANGE THEREIN. THE COMPANY AND MACERICH EACH HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE WARRANT, THE WARRANT SECURITIES OR ANY OTHER DOCUMENTS OR AGREEMENTS RELATING THERETO.


                           [Signature page to follow.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.


                                             MACERICH:

                                             THE MACERICH PARTNERSHIP, L.P.,
                                             a Delaware limited partnership

                                             By:   ___________________________
                                                   Name:
                                                   Title:


                                             THE COMPANY:

                                            GENESISINTERMEDIA.COM, INC.,
                                            a Delaware corporation

                                             By:   ___________________________
                                                   Name:
                                                   Title:

                                    Exhibit A

                                       to

                                Warrant Agreement

                                     Warrant

                                                                  Exhibit 10.57

                                 Lease Agreement

THIS Lease Agreement ("Agreement") is entered into by and between MACERICH PROPERTY MANAGEMENT COMPANY, a _____________ corporation ("OWNER"), and GENESISINTERMEDIA.COM, INC., a Delaware corporation ("GENESIS") (collectively, the "Parties" or individually, a "Party").

                                    RECITALS

A. OWNER is the owner/manager of certain shopping centers (the "Centers"), which shall include those centers as more particularly described on Exhibit "A" attached hereto and incorporated herein by this reference.

B. GENESIS is the owner, developer and operator of a network of directory and communication-system kiosks, ("Kiosks") and video monitors ("Monitors") commonly and collectively hereinafter known as the "CenterlinQ System."

C. OWNER and GENESIS desire to enter into this Agreement in order to permit GENESIS to install, operate and maintain CenterlinQ System at the Center.

                                      TERMS

NOW THEREFORE, in consideration of the mutual covenants herein contained, the Parties agree as follows:

ARTICLE I - DEFINITIONS

1.1 Definitions. In addition to those terms defined hereinabove, the following terms shall have the following meanings:

a)       "ADA" has the meaning set forth in Section 7.5(b) hereof.

b) "Affiliate" means, with respect to each Party, an entity which controls, is controlled by, or which is under common control with the applicable Party, and with respect to OWNER, the term shall also include each and every general partner of OWNER.

c)       "Business Hours" has the meaning set forth in Section 3.2(a) hereof.

d) "CenterlinQ System" means the interactive kiosks, monitor networks, and all components related thereto, individually, collectively, or any combination thereof developed and installed by GENESIS and approved by OWNER.

e)       "Commencement Date" has the meaning set forth in Section 6.1 hereof.

f) "Core Service Features" has the meaning set forth in Section 3.2(a) hereof.

g) "Frequent Shopper Program" has the meaning set forth in Section 4.4(c) hereof.

h) "Frequent Shopper Software" has the meaning set forth in Section 3.2(a)(3) hereof.

i)       "Gross Revenue" has the meaning set forth in Section 4.3 hereof.

j)       "Kiosk(s)" has the meaning set forth in Section 3.1.(d) hereof.

k)       "Kiosk Site" has the meaning set forth in Section 3.1(b) hereof.

l)       "Lease Fees" has the meaning set forth in Section 4.1 (a) hereof.

m)       "Lender" has the meaning set forth in Section 7.3 hereof.

n)       "Mortgage" has the meaning set forth in Section 7.3 hereof.

o)       "Options" have the meaning set forth in Section 3.1 hereof.

p) "Orientation Schedule" has the meaning set forth in Section 3.1(b) hereof.

q)       "Monitor Site" has the meaning set forth in Section 3.1(b) hereof.

r)       "Termination Date" has the meaning set forth in Section 6.1 hereof.

s) "Proprietary Mark" means a trademark, servicemark or other proprietary name, mark, logo or symbol of a Party.

1.2 Construction. Unless the context clearly indicates otherwise, terms used in the singular include the plural, and terms used in the plural include the singular.

ARTICLE II - LEASE TO INSTALL AND OPERATE KIOSKS

2.1 Grant of Lease. Subject to the terms and conditions of this Agreement, OWNER hereby grants to GENESIS a lease for the purpose of installing, operating and maintaining the CenterlinQ System as an interactive communication and sponsorship system in the Centers, and for such other purposes as are reasonably related thereto. GENESIS shall have the right to place interactive technology and video in the common areas of the Center. OWNER represents and warrants that it has the right and authority to grant the Lease set forth herein. In addition, OWNER represents and warrants to GENESIS, for purposes of inducing GENESIS to enter into this Agreement, that it is the OWNER of the Centers, and to the best of its knowledge, it has not granted nor will it grant for the term of the Agreement the rights described in this Section 2.1 to any other party, and the terms and conditions of this Section 2.1 do not conflict with any other agreement to which OWNER is a party. The core features of the CenterlinQ System to which OWNER is granted a lease in this Section 2.1 are as follows:

o  Video Advertising                        o  Coupons
o  Sales Events                             o  Calendar of Events
o  Internet Access                          o  Advertising
o  Frequent Shopper Program                 o  Research
o  Email                                    o  Shopping Directory
o  Plasma Screens


GENESIS grants no such lease for movie or similar trailers, for static plasma screens, or for hospitality rooms in Center that are not generally used by center patrons.

2.2 Operation of CenterlinQ System. In consideration of, and subject to the terms and conditions set forth in this Agreement, GENESIS agrees to install, operate and maintain the CenterlinQ System, in order to provide an interactive communication system which provides sponsorship opportunities for national and local campaigns, as well as informational and entertaining applications for Center patrons. Without limiting the foregoing, no advertisement or communication from any sponsor, advertiser or user (i) shall include any advertising for illegal drugs or any products which may not legally be sold within the municipality, county, or state in which the Center is located, or
(ii) shall contain or depict any matter which could be reasonably considered obscene, immoral or offensive to the majority or a substantial portion of the citizens in the community, or shoppers or occupants of the Center. GENESIS shall not accept advertising from any competing shopping centers, stores located in any competing shopping centers, or any developers of shopping centers. For purposes of this Section, 2.2, a competing shopping center shall be a shopping center which is located within a radius of one (1) mile from the Center.

2.3 Video Advertising. OWNER agrees that for as long as this Agreement is in effect, no other providers of interactive or video equipment which advertise products, services or sponsors (excluding all ATM machines provided that any advertising at or by such ATM machines shall be incidental to its primary purpose of performing banking functions) shall be allowed in the common areas of the Center.

ARTICLE III - INSTALLATION, OPERATION, RELOCATION, REPLACEMENT AND REMOVAL OF KIOSKS

3.1 Installation. Installation of the CenterlinQ System shall be effectuated in accordance with a three-phase schedule which shall be mutually agreed upon by the parties, and in accordance with the terms herein below. It is the intention of the parties that Phase 1 Malls shall be completed and operational on or before November 15, 2000; provided, that a final contract is completed by July 15, 2000. Further, Phase 2 Malls shall be installed and operational on or before July 31, 2001. Phase 3 Malls shall be installed and operational on or before December 31, 2001. All of the dates for Phases 2 and 3 are subject to change by mutual agreement of the parties. Any installation for a particular center will commence 60 days after GENESIS receives a separate signed document by the OWNER depicting all pertinent installation information; provided in the orientation kit.

As an additional incentive to complete installation and operation of the CenterlinQ System, OWNER and GENESIS shall enter into an option agreement whereby OWNER shall be granted options effective the date of this Agreement to purchase 200,000 shares of GENESIS Common Stock at an exercise price of $15.00 per share (the "Options"). The options shall vest ratably based on the percentage of Centers listed on Exhibit A that have the CenterlinQ System initially installed and operational. Therefore, by way of example, if the parties agree that each Phase shall constitute an equal one third percentage of the total number of Centers, then at the time the CenterlinQ System is installed and operational in all phase 1 malls, options to purchase one third, or 66,666.67 shares of OWNER's GENESIS Common Stock shall have vested. Then when Phase 2 is complete, another 66,666.67 would have vested. Finally when Phase 3 is completed the remainder of OWNER's GENESIS shares will have vested. To the extent the Options have vested, they shall be convertible into options to purchase GenesisIntermedia, Inc., a Florida corporation (dba CenterlinQ) common stock ("Conversion Shares") in the event GenesisIntermedia, Inc. makes an initial public offering. Upon issuance, such Conversion Shares shall be issued in an amount equal in value to the value of the Options on the date of conversion.

(a) Location. OWNER and GENESIS shall mutually determine the initial CenterlinQ component locations. It is the intent of the Parties that each Kiosk Site have a high traffic location, and shall be of sufficient size for convenient customer access and use without interfering with the activities conducted at the Kiosk or activities at the Center.

(b) Selection of Kiosk and Monitor Sites. GENESIS will promptly submit an Orientation Schedule to OWNER, that describes the location of up to three Kiosk locations, any Monitor Sites in the food courts that GENESIS chooses to install, and that includes a schedule containing the time and date of installation thereof; it being understood that at least one of such unit shall be at the Customer service desk for use by mall staff. In the event that OWNER and GENESIS cannot agree on locations, the Parties shall seek dispute resolution by a neutral third party mutually acceptable to the Parties.

The Orientation Schedule will outline the following: the positioning of the kiosks, available dedicated power sources, available dedicated telecommunications sources, help desk specifics, management interface specifics, permits, assembly area and information required to implement a state of the art system in a professional and timely manner. This information shall be provided to GENESIS by the OWNER within fifteen (15) business days of its receipt of the Operation Schedule from GENESIS.

(c) Preparation of the Installation Sites. OWNER shall clear the space designated for the Installation Sites not less than thirty days prior to the installation date designated by GENESIS.

(d) Installation of Kiosks. Within ninety (90) days after the Kiosk Sites are ready, GENESIS shall deliver, install and make operational, the Kiosk Sites with all related equipment ("Kiosks") subject to any reasonable delays with regard to the installation of telephone lines and the availability of an electrical hookup at each Kiosk Site. It shall be understood and agreed that the location of such sites shall be suitable for the intended purposes, and shall be subject to GENESIS's reasonable approval.

(e) Installation of Monitors. GENESIS shall have the option to install a network of video monitors of specified sizes in designated areas approved by OWNER. It shall be understood and agreed that the location of such sites shall be suitable for the intended purposes, and shall be subject to GENESIS's reasonable approval.

(f) Removal of Equipment. In the event the parties agree that Monitors and kiosks shall be relocated or removed, GENESIS shall bear all costs associated with such relocation or removal absent an agreement to the contrary.

(g) Construction and Software. Commencement of the project timeline of the scheduled construction and installation of equipment by GENESIS and/or its installation teams will be based on information that must be submitted by the Center to GENESIS. Time is of the essence and if the following criterion set out herein below, namely, Construction Details and Software Customization Details, are not met and agreed upon by both parties, the initial project timeline will be invalidated and indefinitely postponed until a new installation window is available at GENESIS' discretion.

Construction Details - Within 14 days after the initial on-site consultation with CENTERLINQ's construction Project Manager and Mall Management, the OWNER shall supply the following construction details:

         (1) The number of kiosks to be placed in a mall with the exact locations defined.

         (2) The number of video monitors, each not to exceed 52" measured diagonally, and the exact locations defined.

         (3) Provision to CENTERLINQ of a description and/or map detailing the locations of the mall electrical rooms each designated with a unique room numbers and where possible, panel number. Define where available dedicated power for the kiosk systems can be drawn from.

                  a. Power required for each version 3.7 model kiosk is one 120V, 20 amp dedicated circuit

                  b. Power required for each version 4.0 model kiosk core is a 240V, 50 amp circuit AND four 120V, 20amp circuits

                  c. Power required for each 4.0 satellite model kiosk is two 120V, 20 amp circuits

         (4) Provision to CENTERLINQ of a description and/or map detailing the location of the TELCO Room or closet that is nearest to the CENTERLINQ Equipment Room housing the server. A room number, panel number or other specific designation in a format recognizable to the telephone company is required. If version 4.0 model kiosk are being installed, the TELCO Room should be nearest to the center court where the version 4.0 model kiosk core will likely be located.

Software Customization Details Within 30 days after the delivery of Microsoft Excel spreadsheet to Mall Marketing Manager by CENTERLINQ Client Services Manager, the OWNER shall supply the following materials These materials contain the exact explanation of how the requested information is to be entered into the Excel format supplied. No changes may be made to this information until AFTER the mall installation completion.

         (1)      Mall Logo - [Digital format required]

         (2)      Contest Rules [If applicable]

         (3)      Prize or Reward Giveaway details and artwork

         (4)      (10) ten copies of pre-printed Mall Directory

         (5)      Mall Information including but not limited to:

                  a. Mall management staff names and business phone numbers

                  b. Mall event information [date, event name, and description]

                  c. Locations of ATMs, faxes, photocopiers, handicap accessibility, information center, lockers, lost & found, mall hours, play area, public safety services, restrooms, stroller & wheelchairs, telephones, valet and visitor welcome center

         (6)      Stores and Categories

                  a. Each store name

                  b. Store manager's name

                  c. Store phone number

                  d. Map location

                  e. Store category i.e. clothing, shoes, beauty, jewelry, etc.

3.2      Operation.

(a) Operation of CenterlinQ System. (i) GENESIS agrees that it shall be responsible for continuously operating the CenterlinQ System during all regular business hours of the Center as determined by OWNER from time to time or such additional business hours of the Center as agreed upon between OWNER and GENESIS (hereinafter "Business Hours"), so that it is available for the use of merchants and patrons of OWNER, and that content, whether advertising in nature or otherwise, shall be continuously displayed during all Business Hours. In operating the CenterlinQ System, GENESIS shall display aesthetically pleasing advertising in a professional manner. Without limiting the foregoing, GENESIS agrees to use reasonable control to ensure that the CenterlinQ System will be fully functional except during periods of unanticipated interruptions of utility service, force majeures (as defined in Section 7.5 (f), below), or other circumstances beyond GENESIS' reasonable control, in which event, GENESIS shall use its reasonable best efforts to minimize the impact of such lapse or interruption of service. Subject to the foregoing, GENESIS warrants that the CenterlinQ System shall be available and fully operational (exclusive of interruptions due to Internet Service Provider ("ISP") problems, problems with hardware and paper jams) for the use of merchants and patrons for a minimum of 90% of the regular business hours of each Center where initial installation and operation has been established. The 90% minimum shall be calculated over a 30-day period. "Core Service Features" for the purposes of this Agreement shall mean the applications delivered on the interactive main screen of each Kiosk, including, without limitation:

1) Mall Directory - an application that allows shoppers to obtain directions to a Center tenant by either store name or product category (as further described in Section 4.4 (a) hereof);

2) Calendar of Events - an application that provides the ability for OWNER to maintain and update, and shoppers to obtain information about events at the Center and special dates of interest (as further described in Section 4.4 (b)(ii) hereof);

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3)       Frequent Shopper Software - an application that tracks consumer activity at the center and provides demographic information back to the OWNER;

4) Help - an application that provides a current listing of services and information available to shoppers at the center;

5)       Coupons- an application that provides coupons to the consumers;

6) Transactions- the ability for consumers to conduct transactions on the interactive kiosk; and

7) Advertising and Sponsorship - the ability to display advertising and sponsorship campaigns that include undefined needs.

(b) Responsibilities of GENESIS. The responsibilities of GENESIS with respect to the Kiosks, Monitors and Electrical Equipment Room shall include, but shall not be limited to:

         (i) the maintenance, update and repair of the CenterlinQ System including, without limitation all hardware and software, and development of software, as directed and approved by OWNER, for OWNER's frequent shopper program (as initially developed and supplemented, modified or revised from time to time, the "Frequent Shopper Software");

         (ii) the operation, maintenance and repair of the wiring/telephone and other related lines installed by GENESIS to the extent such maintenance and repair is not due to material or service defects per the installation; and

         (iii) the continuous electronic monitoring of the operation of the Kiosks and Monitors.

(c) Responsibilities of OWNER. OWNER's responsibilities with respect to the CenterlinQ System shall be as follows:

         (i) the continuous supply of electricity for the Kiosks, video monitors (if applicable) and the routine surface dusting of the exterior portion of the Kiosks and monitors and, removal, on a daily basis, of trash generated in the ordinary course of business. If Center managers or personnel are not available to service the paper replacement and the fixing of paper jams, GENESIS will service;

(ii) reasonable access to the installation sites, including access to the telephone and communications lines and electrical facilities supporting the CenterlinQ System, during those hours which OWNER advises GENESIS in writing are to be available to GENESIS to perform its obligations hereunder.

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(d)   Eminent Domain. In the event the Center shall be appropriated or taken under the power of eminent domain by any public or quasi-public authority, this agreement shall terminate as of the date of such taking, and OWNER and GENESIS shall each thereupon be released from any liability thereafter accruing hereunder. GENESIS's right to receive compensation or damages for its fixtures and personal property shall not be affected in any manner hereby. For the purpose of this Article only, a voluntary sale or conveyance in lieu of condemnation, but under threat of condemnation, shall be deemed an appropriation or taking under the power of eminent domain.

(e) Regulatory Compliance. GENESIS shall be responsible for compliance with all laws, regulations and ordinances applicable to the installation, operation and security of each CenterlinQ component and OWNER shall reasonably cooperate with GENESIS to effect such compliance. GENESIS hereby warrants to comply with all appropriate agencies, and to observe all necessary leases with ASCAP, BMI and other similar agencies regarding the playing of music from any CenterlinQ component. GENESIS shall furnish OWNER with timely notice of any requirement under such laws, regulations and ordinances which would require modification to the CenterlinQ components or modification in the manner in which the components are operated. GENESIS shall bear any and all costs for such modification to the CenterlinQ components.

(f) CenterlinQ System/ Hardware Ownership. GENESIS is the sole owner of all hardware and the software for the system, including all proprietary authoring tools created therefore.

3.3 Replacement. GENESIS may from time to time, upon prior notice to OWNER, replace the system components provided that such replacement:

         (i)  is equal to or better than the existing equipment;

         (ii) does not result in the system being unavailable to merchants or patrons for more than forty eight (48) hours, without the prior consent of OWNER; or

         (iii) does not unreasonably disrupt the operation of the Center.

All technology enhancements and replacement components are subject to OWNER's construction and signage criteria, and shall take place at such times as designated by OWNER, in its sole discretion (which times may be during times that the Center is closed to the public for business).

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3.4 Access to Kiosks and Removal. OWNER hereby authorizes GENESIS and its agents to enter the Center where the system is located, at such times as permitted by OWNER, and OWNER will provide to GENESIS and its agents access to the system promptly upon demand if there is a security problem related to the system.

3.5 GENESIS agrees to abide by all rules and regulations issued by OWNER from time to time for tenants at the Center including, without limitation the rules and regulations contained in "Rider One" of this Agreement.

ARTICLE IV - FEES AND COSTS

4.1 Lease Fees.

                  (a) Upon installation of the CenterlinQ System in each Center, and until the termination of this Agreement, GENESIS shall pay and OWNER shall receive for each Center, the percentage of Gross Revenue set forth below as lease fees for such Center (the "Lease Fees"). If the Gross Revenue for a particular Center does not exceed $250,000 for any year this Agreement is in effect, then the Lease Fees for such year shall be equal to 25% of Gross Revenue for such year. To the extent the Gross Revenue for a particular Center exceeds $250,000 for any year this Agreement is in effect, then the Lease Fees for such year shall be equal to 30% of Gross Revenue for such year. To the extent the Gross Revenue for a particular Center exceeds $350,000 for any year this Agreement is in effect, then the Lease Fees for such year shall be equal to 35% of Gross Revenue for such year.

                  (b) Minimum Yearly Rent. In the event the Lease Fees for a particular Center do not exceed the minimum set forth on Exhibit A for that Center for any year this Agreement is in effect, GENESIS shall pay to OWNER the difference between the Lease Fees calculated pursuant to Section 4.1(a) above and the minimum amount listed for that particular Center on Exhibit A (the "Minimum Rent"). The Minimum Rent set forth on Exhibit A shall increase 5% on each one year anniversary of the Commencement Date for that particular Center. If on the two year anniversary of the Commencement Date GENESIS does not generate Gross Revenues in excess of $250,000 for a particular Center, the Minimum Rent set forth on Exhibit A will be increased 10% for that Center. Minimum Yearly Rent shall be counted against Lease Fees, not in addition to Lease Fees.

                  (c) Reduction in Lease Fees/Termination. In the event a particular Center loses one of its anchor tenants or substantially reduces its occupancy after the date of this Agreement, then at the election of GENESIS, GENESIS may either (i) be granted a proportional reduction in Lease Fees/Minimum Rent for the period of such loss of tenant or reduction of occupancy exists in such Center, or (ii) terminate the Agreement with regard to that particular Center. Upon termination of the Agreement for a particular Center pursuant to the provisions set forth in this Section 4.1(c), this Agreement shall have no further force or effect for the Center and the Parties shall have no further obligations owing to the other with regard to the Center, except that OWNER shall return to GENESIS any and all CenterlinQ System components, and/or any other materials which may have been installed, or which may remain in the Center.
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4.2 Owner-Obtained Sponsors. In the event OWNER is required to pay a third party commission for obtaining a sponsor, and OWNER, solely on its own account, caused such sponsor to sign up as a sponsor in the CenterlinQ System, in addition to the Lease Fees set forth in Section 4.1 above, OWNER shall receive fifteen percent (15%) of all Gross Revenue resulting from advertising sales attributable to such Owner-obtained sponsor.

4.3 Gross Revenue. For purposes of this Agreement, "Gross Revenue" shall mean the entire amount of consideration received for all sales of goods and services and all other income and receipts whatsoever of all business conducted in connection with the CenterlinQ System at the Center, including, without limitation, all funds recovered as a result of the operation of the Frequent Shopper Software and the Frequent Shopper Program, payments from sponsors, advertisers or other users for advertising on the CenterlinQ System, but excluding all costs (including agency commissions) of production of advertisements for such sponsors, advertisers or users and excluding any products or services given in kind by any sponsor as consideration for advertising on the CenterlinQ System. It shall be understood and agreed that Gross Revenues shall not include bad debts or any amounts which GENESIS does not actually collect within the relevant reporting period. Within 30 days after the end of each month following the installation of the system, GENESIS shall deliver to OWNER a statement certified by GENESIS of GENESIS' gross sales for the month, together with the amount of any Lease Fees due for the month. Gross sales shall be measured by the amounts due according to the sales contract for advertising or sponsorship elements actually run and not by actual receipts for said advertising. GENESIS shall, within 30 days after the end of the first year, furnish OWNER a statement certified by GENESIS of GENESIS' gross sales for the year, together with the amount of any additional Lease Fees due. OWNER shall have the right no more than once during each four calendar year period to audit GENESIS's gross revenues, and GENESIS shall make available all information OWNER reasonably requires to accomplish such audit.

4.4      System Costs

         (a) Kiosk Directory. GENESIS shall place all Center merchants on the Kiosk directory system at GENESIS's sole cost. All new merchants shall be added to the directory by the OWNER's marketing department. Said merchants shall have the option to request special logos or other enhanced capabilities, which request(s) shall be performed by GENESIS at a reasonable cost determined by GENESIS, to be billed directly to the merchants.

         (b) Allocation of Other Costs. GENESIS shall develop, maintain, and operate certain programs and features on its CenterlinQ System in the Center that shall incur certain costs, including the Frequent Shopper Software, calendar of events, and other related reporting and updating costs.

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         (c) Frequent Shopper Program. OWNER and GENESIS shall work jointly to develop a Frequent Shopper Program and software that tracks consumer activity at the Center and provides demographic information back to the OWNER. Such Frequent Shopper Program shall be in accordance with the terms of a separate agreement between the Parties substantially in the form attached at Exhibit 4.4(c) hereto. The OWNER and GENESIS agree that any frequent shopper programs developed by groups other than OWNER or GENESIS shall not be implemented at the Center, for the term of this Agreement. OWNER and GENESIS agree that the information collected in the Frequent Shopper Software shall be owned by OWNER and GENESIS jointly. In the event GENESIS ceases to conduct business or files for bankruptcy, OWNER shall have the option to lease the CenterlinQ System software and Frequent Shopper Program information from GENESIS on terms mutually acceptable to the Parties. If on the three year anniversary of the Commencement Date (as defined below) for a particular Center, a minimum of 30,000 customers are not enrolled in the Frequent Shopper Program for that Center, the base rent for that Center shall be increased an additional 10%.

ARTICLE V - USE OF PROPRIETARY MARKS AND ADVERTISING

5.1 Network Proprietary Marks. Owner acknowledges that GENESIS owns the "CenterlinQ" Proprietary Mark. Neither OWNER nor any of its affiliates shall gain or claim any proprietary right with respect to the "CenterlinQ" Proprietary Mark except as specifically granted by the Agreement. GENESIS agrees that OWNER shall be entitled to use the "CenterlinQ" Proprietary Mark in advertising and promotional materials designed to inform customers of the system. OWNER shall not use any other Proprietary Mark of GENESIS in advertising without the prior written approval of GENESIS. Any promotion, advertising or publicity developed solely by GENESIS for the system shall be approved by OWNER in advance and shall be the property of and belong exclusively to GENESIS.

5.2 Owner Service Mark. GENESIS acknowledges that the names of the Centers and "Macerich" are the Proprietary Marks owned by the OWNER and/or its management company and as such OWNER and/or such management company own the commercial rights of promotion and publicity in connection with such marks including the popularity and goodwill vested therein and emanating from the public's identification therewith. Neither GENESIS nor any of its affiliates shall gain or claim any proprietary right with respect to the aforementioned Proprietary Marks except as may be specifically granted herein.

         OWNER grants to GENESIS a royalty-free, non-exclusive, non-transferable right to use, with no right to sublease, assign, transfer, etc. and subject to all the terms and conditions herein, the Proprietary Mark for the name of each

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Center solely in connection with GENESIS's CenterlinQ System at the Center.
GENESIS shall use the Proprietary Mark for such Center only with the appropriate trade or service mark appended. GENESIS shall not use the Proprietary Marks for the Center in advertising without the prior approval of OWNER and solely in connection with GENESIS's promotion of the CenterlinQ System located at Center.

5.3 Patent, Copyright and Trademark Protection. GENESIS agrees to indemnify, defend and hold OWNER (including its lender, property manager and general partners) harmless from any claim, suit or proceeding brought against OWNER, its affiliates, subsidiaries, agents, or the employees, officers or customers of each of them for alleged patent, copyright or trademark infringement and related claims, including, but not limited to, trade secret appropriation, unfair competition and/or interference with prospective advantage, resulting from the services furnished by GENESIS hereunder. OWNER shall give GENESIS notice in writing of any such claim, suit or proceeding brought against OWNER. The indemnification, defense and hold harmless provided herein includes any and all losses, liability, damage or expenses, including, but not limited to, court costs and attorneys' fees arising out of or resulting from such claim, suit, or proceeding.

5.4 Directional Signage. At OWNER's discretion, OWNER may place directional signage at the Center for the various interactive kiosk site(s) as agreed upon between the Parties. This will be included in the orientation package sent back to GENESIS by OWNER.

5.5 GENESIS Trade Name. GENESIS shall conduct business at the Center solely under the names "CenterlinQ" or "Genesis Intermedia". Any directory signs, maps or other promotional materials shall be in the name of "CenterlinQ".

ARTICLE VI -TERM

6.1 Term. This Agreement shall be effective as of the date preceding the signature lines of this Agreement and shall continue for a period of five (5) years from the date of completed installation of the CenterlinQ System in Center (the "Commencement Date"), as evidenced by a letter setting forth the actual date of completion signed and authorized by an agent of GENESIS and OWNER. This Agreement shall terminate on the five-year anniversary of the Commencement Date (the "Termination Date") subject to the renewal provisions in Sections 6.2 and
6.3 below. Notwithstanding the forgoing, in the event GENESIS is prevented, for reasons beyond its reasonable control, satisfactory use of the Center for its intended purposes as of the Commencement Date, this Agreement shall not terminate, however, the Commencement Date and the Termination Date shall be extended by the number of days in which GENESIS is so prevented from enjoying the satisfactory use of the Center for its intended purposes.

6.2 Renewal. OWNER hereby grants to GENESIS two (2) successive options to renew this Agreement on the terms and conditions set forth herein. The first renewal

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option shall be for a renewal term of five (5) years commencing at the expiration of the initial five (5) year term. The second option shall be for a renewal term of five (5) additional years, to commence at the expiration of the preceding renewal term. Each renewal term shall be subject to all of the provisions of this Agreement. The failure of GENESIS to exercise its option for the first renewal term shall nullify the option of GENESIS to renew the term for the second renewal. If GENESIS is in default, pursuant to the provisions of
Section 7.4 of this Agreement, and does not cure such default for a period of 30 days during any term of this Agreement, then GENESIS's right of renewal under this Section 6.2 shall terminate.

6.3 Exercise of Renewal Options. The right of GENESIS to exercise its renewal options is subject to the following conditions precedent:

         A. The Agreement shall be in effect at the time notice of exercise is given and on the last day of the existing term or renewal term; and

         B. Not more than 360 days, but not less than 90 days, before the last day of the existing term or renewal term, GENESIS shall have given OWNER written notice of exercise of option. Following delivery of such notice of exercise, it shall be irrevocable and binding on OWNER and GENESIS.

ARTICLE VII - GENERAL PROVISIONS

7.1      Hold Harmless.

(a) Each party shall indemnify, defend and hold harmless the other party , its directors, officers, partners, agents and employees, against all loss, damage, expense and liability or loss resulting from personal injury or property damage resulting from or arising out of or in any way connected with the other party's performance of its rights and obligations under this License, excepting, however, such claims or damages as may be due to or caused by the gross negligence and/or willful acts of the indemnifying party or that of such indemnifying party's directors, officers, partners, or employees. GENESIS shall additionally indemnify OWNER against any and all claims from advertisers, included in advertising contracts, in the event of a loss of exposure on the system due to termination of this Agreement. The Indemnifying party shall, upon request by the other party, defend any suit asserting a claim covered by this obligation to indemnify. The indemnifying party shall pay any and all costs that may be incurred by the non-indemnifying party in enforcing this obligation to indemnify, including reasonable attorneys' fees. The provisions of this Section 7.1.(a) shall survive the termination of this Agreement.

 (b) Insurance. GENESIS covenants and agrees that it will carry and maintain, during the entire term hereof, at GENESIS's sole cost and expense, the following types of insurance, in the amounts specified and in the form hereinafter provided:

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         (i). Commercial General Liability and Property Damage Insurance:
              GENESIS shall procure and maintain in full force and effect, at its sole cost, commercial general liability insurance with limits of not less than Two Million Dollars ($2,000,000) for each occurrence and in the aggregate insuring against any and all liability of GENESIS with respect to the CenterlinQ System or arising out of the maintenance, use or occupancy thereof. Such insurance shall include worker's compensation insurance as required by statute and employer's liability insurance in an amount of at least $500,000 per occurrence. GENESIS also agrees to procure and maintain property damage liability insurance with a limit of not less than Five Hundred Thousand Dollars ($500,000) per accident or occurrence. All such insurance shall specifically insure the performance by GENESIS of the indemnity provisions set forth in this Agreement. All such insurance shall name OWNER and The Mall Developer Co. as additional insured parties. GENESIS shall provide a certificate of such insurance to OWNER no less than 15 days prior to the installation of any part of the CenterlinQ System.

         (ii).Notice and Participation in Defense. Each Party shall promptly notify the other Party of any suit or threat of suit of which that Party becomes aware (except with respect to a threat of suit either Party might institute against the other) which may give rise to a right of indemnification pursuant to this Agreement. The indemnifying party shall control the settlement or defense thereof with counsel reasonably satisfactory to the indemnified Party, provided that any settlement without the indemnified Party's consent will not subject the indemnified Party to continued liability for the liability for which it is being indemnified following settlement. The failure to furnish such notification by a Party shall constitute a waiver by such Party of the right of indemnification to which it may be entitled pursuant to the Agreement. In any case, the indemnifying Party and the indemnified Party shall cooperate (at no cost to the indemnified Party) in the settlement or defense of any such claim, demand, suit or proceeding.

7.2      Confidentiality;  Unfair Competition.

(a) Transaction Records. Each Party expressly acknowledges the responsibility it has to protect the confidentiality of all records, if any, pertaining to the transactions by users of the system. Each Party agrees to take all such reasonable and necessary precautions to prevent any unauthorized disclosure of information regarding transactions of such users. In addition, OWNER agrees that it shall not engage in any unfair competition with GENESIS, which for purposes hereof includes, but is not limited to terminating the Agreement with GENESIS, and subsequently installing a system similar or substantially similar to the CenterlinQ System in which it is an investor.

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

(b) Survival. The terms of this Section 7.2 shall survive the expiration or termination of this Agreement for a period of one year following such termination.

(c) Transaction Terms. It is acknowledged by both OWNER and GENESIS that the terms and conditions of this agreement are in all respects confidential in nature, and that any disclosure or use of same by either party, except as provided heretofore, may cause serious harm or damage to GENESIS, and its owners and officers. Therefore, both parties agree that neither party will use the information in this agreement for any purpose other than as stated above, and agree that neither will either directly or indirectly by agent, employee, or representative, disclose this information, either in whole or in part, to any third party; provided, however that (a) information furnished may be disclosed only to those directors and officers of OWNER and/or GENESIS and to OWNER's representatives who need such information for the purposes of this agreement (it being understood that those directors, officers and representatives shall be informed by both parties of the confidential nature of such information and shall be directed by both parties to treat such information confidentially), and
(b) any disclosure of information may be made to which GENESIS consents in writing.

7.3 Subordination. This Agreement is subject and subordinate to all mortgages, deeds of trust and ground Agreements now or hereafter placed upon the Center (a "Mortgage"), and all other encumbrances and matters of public record applicable to the Center, including without limitation, any reciprocal easement or operating agreements, covenants, conditions and restrictions (and GENESIS shall not act or permit the CenterlinQ components to be operated in violation thereof). If any foreclosure or power of sale proceedings are initiated by any Lender (the term "Lender" shall mean the holder of any Mortgage at the time in question, and where such Mortgage is a ground lease, such term shall refer to the ground lessor) or a deed in lieu is granted (or if any ground lease is terminated), GENESIS shall, upon written request of any such Lender or any purchaser at such sale, attorn and pay Lease fees to such party and to execute and deliver any instruments necessary or appropriate to evidence or effectuate such attornment so long as such Lender does not terminate GENESIS' lease so long as GENESIS is not in default. In the event of attornment, no Lender shall be:
(i) liable for any act or omission of OWNER, or subject to any offsets or defenses which GENESIS might have against OWNER (prior to such Lender becoming OWNER under such attornment), (ii) liable for any security deposit or bound by any prepaid Lease fees not actually received by such Lender, or (iii) bound by any future modification of this Agreement not consented to by such Lender. Any Lender may elect to make this Agreement prior to the lien of its Mortgage, and if the Lender under any prior Mortgage shall require, this Agreement shall be prior to any subordinate Mortgage; such election to be effective upon written notice to GENESIS. GENESIS agrees to give any Lender by certified mail, return receipt requested, a copy of any notice of default served by GENESIS upon OWNER, provided that prior to such notice GENESIS has been notified in writing (by way of service on GENESIS of a copy of an assignment of leases, or otherwise) of the name and address of such Lender. GENESIS further agrees that if OWNER shall have failed to cure such default within the time permitted OWNER for cure under this Agreement, any such Lender whose address has been provided to GENESIS shall have

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an additional period of thirty (60) days in which to cure (or such additional time as may be required due to causes beyond such Lender's control, including time to obtain possession of the Center by power of sale or judicial action). The provisions of this Paragraph shall be self-operative; however, GENESIS shall execute such documentation as OWNER or any Lender may request from time to time in order to confirm the matters set forth in this Paragraph in recordable form. To the extent not expressly prohibited by law, GENESIS waives the provisions of any law now or hereafter adopted which may give or purport to give GENESIS any right or election to terminate or otherwise adversely affect this Agreement or GENESIS's obligations hereunder if such foreclosure or power of sale proceedings are initiated, prosecuted or completed.

7.4 Defaults. If (i) GENESIS shall fail to pay when due any installment of Lease fees or other sum of money due hereunder and shall fail to make such payment thirty (30) days after written notice, or (ii) if the CenterlinQ System is not available and fully operational for the use of merchants and patrons for a minimum of 90% of the regular business hours of each Center where initial installation and operation has been established more than 10 months of any 36 months this Agreement is in effect, or (iii) if GENESIS shall fail to perform or comply with any other term, condition or covenant on the part of GENESIS to be observed herein and fails to cure such default within ninety (90) days after written notice, or (iv) if GENESIS or any guarantor of this Agreement shall make any assignment for the benefit of creditors, commit any act of bankruptcy or file a petition under any bankruptcy or insolvency law, or (v) if a bankruptcy petition is filed against GENESIS or any guarantor of this Agreement and such petition is not dismissed within sixty (60) days after filing thereof, or (vi) if GENESIS or any guarantor of this Agreement generally fails to pay, or admits its inability to pay, debts as they become due, or otherwise becomes insolvent, then, in any such event, GENESIS shall be in breach hereunder.

At any time after a breach and after the cure period, of this Agreement by GENESIS, OWNER, at its option, may terminate this Agreement by notice to GENESIS and, upon service of said notice, this Agreement and the term hereunder shall be terminated as to the specific center with respect to which the breach or default occurred, and GENESIS shall immediately vacate the applicable Center in accordance with the provisions of this Agreement. Following any such breach as to one Center, all of Genesis' rights under all remaining Centers shall remain in full force and effect, and shall be unaffected by Genesis' breach as to any one Center. Upon a breach by GENESIS hereunder OWNER shall also have all other rights available to it at law or equity. All rights and remedies of OWNER herein created or otherwise existing at law or equity are cumulative and may be exercised concurrently, whenever and as often as deemed desirable, and the exercise of one shall not be taken to exclude or waive the right to the exercise of any other, and the election of OWNER to terminate this Agreement after breach and/or to re-enter and dispossess GENESIS shall be without prejudice to any claims or actions of OWNER against GENESIS arising hereunder, including, without limitation, claims for back Lease fees.

7.5 Miscellaneous Terms.

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(a) Estoppel Certificates. At any time, and from time to time, GENESIS agrees, within fifteen (15) days after written request by OWNER, to execute, acknowledge and deliver to OWNER a statement in writing certifying that this Agreement is unmodified and in full force and effect (or if there have been modifications stating the modifications), that OWNER is not in default under any provisions of this Agreement (or, if in default, the nature thereof in detail) and the amounts and dates to which the Lease fees and other fees and charges have been paid.

(b) ADA Compliance. The parties acknowledge that the Americans With Disabilities Act of 1990 (42 U.S.C. ss. 12101 et seq.) and regulations and guidelines promulgated thereunder, as all of the same may be amended and supplemented from time to time (collectively referred to herein as the "ADA"), establish requirements for business operations, accessibility and barrier removal, and that such requirements may or may not apply to the CenterlinQ components and Center depending on, among other things: (1) whether GENESIS's business is deemed a "public accommodation" or "commercial facility", (2) whether such requirements are "readily achievable", and (3) whether a given alteration affects a "primary function area" or triggers "path of travel" requirements. The parties hereby agree that GENESIS shall be responsible for ADA Title III compliance with respect to the CenterlinQ components, including any leasehold improvements or other work to be performed with respect to any of the CenterlinQ components under or in connection with this Agreement. GENESIS shall be solely responsible for requirements under Title I of the ADA relating to GENESIS's employees.

(c) Assignment. OWNER shall have the right to assign this Agreement to any party who becomes an owner of the Center or otherwise obtains an interest in the Center and, upon such assignment, the assignee shall be deemed to have fully assumed all liabilities and obligations of OWNER hereunder accruing after the date of assignment, including all obligations with respect to any security deposit hereunder, and the original OWNER shall be free from all liabilities and obligations accruing after the date of said assignment. OWNER shall also have the right to collaterally assign this Agreement to any lender or for other security purposes. GENESIS shall have the right to assign this Agreement with OWNER's approval, which shall not be unreasonably withheld, and upon such assignment, absent an agreement between the Parties stating otherwise, the assignee shall be deemed to have fully assumed all liabilities and obligations of GENESIS hereunder, and GENESIS shall be free from all liabilities and obligations accruing after the date of said assignment.

 (d) Limitation of Liability. Any liability of a party to this Agreement to another party shall be limited as follows: (a) as to OWNER (including without limitation OWNER's partners, directors, officers, affiliates, agents and employees), any liability to GENESIS shall be limited to the interest of OWNER in the Center, and GENESIS agrees to look solely to such interest for the recovery of any judgment, and (b) as to GENESIS (including without limitation GENESIS's partners, directors, officers, affiliates, agents and employees), any liability shall be limited to the then-current capital of GENESIS; it being intended that neither party shall be personally liable for any deficiency or judgment, and that neither party shall be required to pay consequential damages for any breach of this Agreement.

(e) Premises. OWNER reserves the right at any time to add or remove buildings, structures or common areas; change the number and location of buildings and structures; provide subterranean and multiple level parking decks; convert common areas into leasable areas or construct temporary or permanent buildings or improvements in the common areas; change the location or character of or make alterations in or additions to the common areas and otherwise alter, repair or reconstruct the common areas or change the use thereof; and expand the size of the Center by acquiring or making available additional land; provided, however, that no such changes shall deny reasonable ingress to and egress from the CenterlinQ components, and that such changes shall not unreasonably interfere with GENESIS' rights and obligations under this Agreement.

(d) Governing Law; Forum. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to conflict of law rules. Any action pursuant to this Agreement shall be brought in the State of California.

(e) Relationship of the Parties. The Parties agree that in performing their responsibilities pursuant to this Agreement, they are in the position of independent contractors. The Agreement is not intended to create, nor does it create and shall not be construed to create, a relationship of partner or joint venturer or any association for profit between the Parties.

(f) Force Majeure. In the event that either party fails to perform its obligations under this Agreement in whole or in part and such failure arises from causes beyond the reasonable control and without the fault or negligence of such Party as a consequence of acts of God, fire, explosion, public utility failure, accident, labor disputes, floods, embargoes, war, nuclear disaster or riot, such failure to perform shall not be considered a breach of this Agreement during the period of such disability. In the event of any force majeure occurrences as set forth in this Section 7.5 (f), the affected Party shall use its reasonable and diligent efforts to meet its obligations as set forth in this Agreement. The affected Party shall promptly and in writing advise the other Party if it is unable to perform due to a force majeure event, the expected duration of such inability to perform and of any developments (or changes therein) that appear likely to affect the ability of the Party to perform any of its obligations hereunder in whole or in part. If the Party claiming the force majeure event is not, or will not, be expected to resume performance under this Agreement within fifteen (15) days of the force majeure event, the other Party may upon notice to the nonperforming Party terminate this Agreement.

(g) Non-Exclusive Remedy. No remedy or election under this Agreement shall be deemed exclusive, but shall, wherever possible, be cumulative with all other remedies at law or in equity.

(h) Subcontractors. Each Party acknowledges that the other Party may utilize affiliated or non-affiliated subcontractors in connection with performing its obligations under this Agreement. Upon the request of a Party, each Party will furnish the other Party with the names of the subcontractors which it is utilizing. Each Party shall be solely responsible for the performance of subcontractors which it employs; provided that neither Party shall be responsible for the activities of telephone, telecommunication or utility companies.

(i) Notices. All notices, requests and approvals required by this Agreement (i) shall be in writing; (ii) shall be addressed to the Parties as indicated below unless notified in writing of a change in address; and (iii) shall be deemed to have been given either when delivered personally or by means of courier or, if sent by mail, three (3) days after postmarked, in which event it shall be sent postage prepaid. The addresses of the Parties are as follows:

If to OWNER:

                  Macerich Property Management Company
                  401 Wilshire Boulevard, Suite 700
                  Santa Monica, CA  90401
                  Attn:  Arthur Coppola

If to GENESIS:

                  GenesisIntermedia.com, Inc.
                  5805 Sepulveda Blvd., 4th Floor
                  Van Nuys, CA 91411
                  attn: Michel Tamer

(j) Modifications and Changes. This Agreement, together with any exhibits hereto, constitutes the entire agreement between the Parties relating to the subject matter herein and supersedes any and all prior offers, negotiations and agreements. In the event of conflict with any other documents, the terms and conditions of this document prevail. This Agreement may only be amended by a written document signed by both parties.

(k) Assignment; Specific Performance. This Agreement and the rights and obligations created under it shall be binding upon and inure solely to the benefit of the Parties hereto and their respective successors and permitted assigns. A change in the ownership interest in OWNER or the affiliate to which it may be assigned shall not be deemed an assignment for purposes of this Section. Changes in the composition of the partnership which is GENESIS, including changes in the respective ownership shares of the entities which comprise the partnership, or the incorporation of GENESIS, shall not be deemed to have caused an assignment or transfer of this Agreement for purposes of this Section. Notwithstanding the foregoing, GENESIS shall not be in default of this

Section as a result of any sale of any of the ownership interest in GENESIS to any party disclosed to OWNER no later than the date of this Agreement.

(l) Waivers. Failure or delay on the part of a Party to exercise any right, remedy, power, or privilege under this Agreement shall not operate as a waiver of any other right, remedy, power or privilege. Neither of the Parties shall be deemed to have waived any of its rights, powers or remedies, or the performance of the other Party hereunder, unless such waiver is made expressly and in writing by the waiving Party. A written waiver of default shall not operate as a waiver of any other default or of the same type default on a future occasion.

(m) Severability. If a provision or portion of this Agreement is capable of two constructions, one of which would render it void and the other of which would render it valid, then the provision shall have the construction which renders it valid. If any provision or portion thereof contained in this Agreement is determined by a court decision, administrative rule or other governmental tribunal or agency to be invalid, illegal, void or unenforceable by reason of any rule of law, administrative or judicial provision or public policy, and such provision or portion thereof is not material to this Agreement, all other provisions of this Agreement shall nevertheless remain in full force and effect. If any provision of this Agreement which is held to be unenforceable is determined to be material to this Agreement, the Parties shall in good faith negotiate and attempt to reach agreement on a substitute provision which will give each Party the economic equivalent of what it may have lost by the determination.

(n) Headings. The headings contained herein are for convenience of reference only and are not intended to define, limit, expand or describe the scope or intent of any provision of this Agreement.

(o) Publication of Location. GENESIS is authorized to publish, and to authorize others to publish, the location and availability of the system for informational purposes subject to the restrictions contained herein. GENESIS is authorized to publish the location and availability of the Kiosk for purposes of promoting the use of the system.

(p) Authority. Both Parties covenant that the individual(s) executing this document by and on behalf of such Party is duly authorized to execute this Agreement for that Party.

(q) Attorneys' Fees/Expert Witness Fees. In the event either Party commences any legal proceeding to enforce any of the terms or provisions of this Agreement, then the prevailing party shall be entitled to recover all costs of such action, including actual attorneys' fees and expert witness fees.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their respective behalf, by their respective officers thereunto duly authorized, in multiple originals, all as of the day and year first above written.

                                             GENESISINTERMEDIA.COM, INC.,

                                             a Delaware corporation

                                             By:_______________________________
                                                      Name:  Ramy El-Batrawi
                                                      Title:  President


                                             MACERICH PROPERTY
                                             MANAGEMENT COMPANY,
                                             a ______________ corporation

                                             By:_______________________________
                                                      Name:
                                                      Title:

                                                                   EXHIBIT 10.58

                                     WARRANT

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, THE RULES AND REGULATIONS PROMULGATED THEREUNDER AND ALL APPLICABLE STATE SECURITIES LAWS.

No. ___                                                 Dated:  November 2, 2000

                                     Warrant

                           GENESISINTERMEDIA.COM, INC.

         This Warrant certifies that The Macerich Partnership, L.P. ("Macerich"), or registered assigns, is the registered holder of a warrant (the "Warrant") to purchase up to 200,000 shares of common stock, par value $.001 per share (each share, a "Warrant Share"), of GenesisIntermedia.com, Inc., a Delaware corporation (the "Company"), at an exercise price per share of common stock issuable upon the exercise of this Warrant equal to $15.00 per share (the "Exercise Price"), (as adjusted pursuant to Section 5 hereof) subject to the provisions and upon the terms and conditions hereinafter set forth.

SECTION 1.    Exercise; Expiration; Vesting.

         The purchase rights represented by this Warrant must be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto duly executed) at the principal office of the Company, and by the payment to the Company, by certified, cashier's or other check acceptable to the Company, of an amount equal to the aggregate Exercise Price of the Warrant Shares being purchased.

         Any portion of this Warrant shall not be exercised by any holder hereof after 5:00 p.m., Los Angeles time on the date which is the five year anniversary of the date such portion of this Warrant vested in accordance with the following paragraph. To the extent that any portion of this Warrant has not been exercised by the date and time of its respective expiration date, such portion of the Warrant shall become void and all rights associated therewith shall cease as of such time. Any portion of the Warrant which remains unvested as of December 31, 2005 shall expire and shall become void thereafter.

         This Warrant will vest and only become exercisable according to the following schedule:

                  (i) this Warrant shall vest and become exercisable with respect to 66,666 Warrant Shares upon installation of the CenterlinQ System (as defined in the Space Lease Agreements between Genesis and Macerich Management Company and Macerich Property Management, as applicable, dated November 2, 2000 (the "Space Lease Agreements")) in the eight malls listed on Exhibit A to the Space Lease Agreements.

                  (ii) this Warrant shall vest and become exercisable with respect to an additional 6,060 Warrant Shares upon each installation of the CenterlinQ System in one of the additional contemplated 21 malls, and with respect to an additional 6,074 Warrant Shares upon the installation of the CenterlinQ System in the 22nd mall.

         Notwithstanding the above, if a Change of Control occurs, all unvested portions of the Warrant will immediately become fully vested and exercisable subject to the exception below. This accelerated vesting provision will terminate if within 18 months after installation of the CenterlinQ System at the eighth mall, the CenterlinQ System is not installed at one additional mall. Thereafter, this accelerated vesting provision will terminate if the CenterlinQ System is not installed at one additional mall within one year after the last mall installation. For purposes of this Warrant "installation of the CenterlinQ System" or any similar concept means Macerich Management Company has performed all of its obligations which are required for installation of the CenterlinQ System at the applicable mall as set forth in the Space Lease Agreements. "Change of Control" shall mean (i) the public announcement of an agreement regarding the acquisition or the acquisition, directly or indirectly, by a person, entity or group of beneficial ownership (as defined in Rule 13d-3 under the Securities and Exchange Act of 1934, as amended, except as noted below) 25% or more of the outstanding voting securities of the Company in the aggregate through one or a series of transactions (excluding (A) any acquisition(s) within six months of the date hereof involving one person, entity or group resulting in the beneficial ownership of up to 35% of such securities in the aggregate (including any prior acquisitions), and (B) any future acquisition(s) by Ramy El-Batrawi or Ultimate Holdings), (ii) the public announcement of an agreement regarding the merger, consolidation or other reorganization of the Company with or into another entity in a transaction in which the Company is not the surviving entity or in which more than fifty percent (50%) of the outstanding voting securities of the Company is transferred, (iii) the public announcement of an agreement(s) regarding a sale, conveyance, transfer or lease of all or substantially all of the Company's assets or the assets of CenterlinQ, whether in one transaction or a series of transactions or (iv) at any time during any two-year period directors who at the beginning of such period constituted the Board of Directors of the Company (together with any new director whose election by such Board or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors then still in office who were directors at the beginning of such period, or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board then in office. For purposes hereof, a person, entity or group will be deemed to have beneficial ownership of all shares that any such person, entity or group has the rights to acquire, whether such right is exercisable immediately or only after passage of time or notice. If there is no public announcement of the Change of Control event, it shall be deemed to have occurred when the agreement was executed.

         This Warrant shall be exercisable at the election of any holder thereof, either in full or from time to time in part (but in no event for less than one whole Warrant Share) and, in the event that a certificate evidencing this Warrant is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of this Warrant, a new Warrant certificate evidencing the remaining Warrant with respect to whole Warrant Shares issuable upon exercise will be issued. No adjustment shall be made for any dividends on any Warrant Shares issuable upon exercise of this Warrant.

         The Company covenants that all Warrant Shares which may be issued upon exercise of this Warrant will, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

         All representations and warranties and covenants made by the Company in that certain Warrant and Registration Rights Agreement dated as of November 2, 2000, between the Company and Macerich, are true and correct as of the date hereof and are incorporated herein by reference.

         The Company will pay all taxes, including documentary stamp taxes, attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant certificates or any certificates for Warrant Shares in a name other than that of the registered holder of this Warrant certificate surrendered upon the exercise of this Warrant, and the Company shall not be required to issue or deliver such Warrant certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         The Company shall not be required to issue fractional Warrant Shares on the exercise of this Warrant. If any fraction of a Warrant Share would be issuable on the exercise of this Warrant (or specified portion hereof), the Company shall pay an amount in cash equal to the Exercise Price on the day immediately preceding the date this Warrant certificate is presented for exercise, multiplied by such fraction.

SECTION 2.    Transfer or Exchange.

         This Warrant and any Warrant Shares may only be transferred by the holder in accordance with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") or an exemption therefrom.

         Subject to compliance with the preceding paragraph, the Company shall from time to time register the transfer of this Warrant certificate upon the records to be maintained by it for that purpose, upon surrender hereof accompanied (if so required by it) by a written instrument or instruments of transfer in form satisfactory to the Company, duly executed by the registered holder hereof or by the duly appointed legal representative thereof or by a duly authorized attorney and an opinion of counsel in form and substance reasonably satisfactory to the Company that such transfer may be effected under the Securities Act. Upon any such registration of transfer, a new Warrant certificate(s) shall be issued to the transferee(s) and the surrendered Warrant certificate shall be canceled by the Company.

         This Warrant certificate may be exchanged at the option of the holder hereof, when surrendered to the Company at its office for another Warrant certificate or other Warrant certificates of like tenor and representing a Warrant with respect to a like aggregate number of Warrant Shares. A Warrant certificate surrendered for exchange shall be canceled by the Company.

         Subject to the payment of any taxes as provided herein, upon an exercise of this Warrant, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the holder and in such name or names as the Warrant holder may designate, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of this Warrant. This Warrant shall be deemed to have been exercised and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of this Warrant certificate (and payment of the Exercise Price).

         The Company may deem and treat the registered holder hereof as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Nothing contained in this Warrant certificate shall be construed prior to the date of surrender of the Warrant certificate for exercise in accordance with the terms hereof as conferring upon the holder hereof the right to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company.

SECTION 3.    Mutilated, Lost, Stolen or Destroyed Warrant Certificate.

         In case this Warrant certificate shall be mutilated, lost, stolen or destroyed, the Company will issue in exchange and substitution for and upon cancellation of the mutilated Warrant certificate, or in lieu of and substitution for the Warrant certificate lost, stolen or destroyed, a new Warrant certificate of like tenor and representing an equivalent Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant certificate and indemnity, if requested, also reasonably satisfactory to the Company.

SECTION 4.    Reservation of Warrant Shares for Issuance.

         The Company will at all times reserve and keep available, free from preemptive rights and other similar rights, out of the aggregate of its authorized but unissued common stock, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of this Warrant, the maximum number of Warrant Shares which may then be issuable upon the exercise of this Warrant. The Company or, if appointed, the transfer agent for the common stock and every subsequent transfer agent for any of the Company's capital securities issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares of common stock as shall be required for such purpose. The Company will keep a copy of this Warrant certificate on file with any such transfer agent for any of the Company's capital securities issuable upon the exercise of the rights of purchase represented by this Warrant certificate.

SECTION 5.    Effect of Subdivision, Reclassification, Dividends, Merger, Etc.

         The number of and kind of securities purchasable upon exercise of the Warrant and the Exercise Price shall be subject to adjustment from time to time as set forth in this Section 5.

         (a) Subdivisions, Combinations, Stock Dividends and other Issuances. If the Company shall, at any time while the Warrant is outstanding, (A) pay a stock dividend or otherwise make a distribution or distributions on any equity securities (including instruments or securities convertible into or exchangeable for such equity securities) in shares of common stock, (B) subdivide outstanding shares of common stock into a larger number of shares, or (C) combine outstanding common stock into a smaller number of shares, then the effective Exercise Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of common stock outstanding before such event and the denominator of which shall be the number of shares of common stock outstanding after such event. Any adjustment made pursuant to this Section 5(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination. The number of Warrant Shares which may be purchased hereunder shall be increased or decreased proportionately to any decrease or increase, respectively, in Exercise Price pursuant to this Section 5(a), so that after such adjustments the aggregate Exercise Price payable hereunder for the Warrant Shares shall be the same as the aggregate Exercise Price in effect just prior to such adjustments.

         (b) Other Distributions. If at any time after the date hereof the Company distributes to holders of its common stock, other than as part of its dissolution, liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any of its assets (other than common stock), then the number of Warrant Shares for which the Warrant is exercisable shall be increased to equal: (i) the number of Warrant Shares for which the Warrant is exercisable immediately prior to such event, (ii) multiplied by a fraction, (A) the numerator of which shall be the Fair Value (as such term is defined in the Space Lease Agreements dated November 2, 2000, by and between the Company and Macerich Management Company and Macerich Property Management Company, as applicable) per share of common stock on the record date for the dividend or distribution, and (B) the denominator of which shall be the Fair Value per share of common stock on the record date for the dividend or distribution minus the amount allocable to one share of common stock of the value (as jointly determined in good faith by the Board of Directors of the Company and the holder of this Warrant) of any and all such evidences of indebtedness, shares of capital stock, other securities or property, so distributed. The Exercise Price shall be reduced to equal: (i) the Exercise Price in effect immediately before the occurrence of any event (ii) multiplied by a fraction, (A) the numerator of which is the number of Warrant Shares for which the Warrant is exercisable immediately before the adjustment, and (B) the denominator of which is the number of Warrant Shares for which the Warrant is exercisable immediately after the adjustment.

        (c) Merger, etc. If at any time after the date hereof there shall be a merger or consolidation of the Company with or into or a transfer of all or substantially all of the assets of the Company to another entity, then the holder of this Warrant shall be entitled to receive upon or after such transfer, merger or consolidation becoming effective, and upon payment of the Exercise Price then in effect, the number of shares or other securities or property of the Company or of the successor corporation resulting from such merger or consolidation, which would have been received by the holder of this Warrant for the shares of stock subject to the Warrant had the Warrant been exercised just prior to such transfer, merger or consolidation becoming effective or to the applicable record date thereof, as the case may be. The Company will not merge or consolidate with or into any other corporation, or sell or otherwise transfer its property, assets and business substantially as an entirety to another corporation, unless the corporation resulting from such merger or consolidation (if not the Company), or such transferee corporation, as the case may be, shall expressly assume in writing the due and punctual performance and observance of each and every covenant and condition of the Warrant to be performed and observed by the Company.

         (d) Reclassification, etc. If at any time after the date hereof there shall be a reorganization or reclassification of the securities as to which purchase rights under the Warrant exist into the same or a different number of securities of any other class or classes, then the holder of this Warrant shall thereafter be entitled to receive upon exercise of the Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares or other securities or property resulting from such reorganization or reclassification, which would have been received by the holder of this Warrant for the shares of stock subject to the Warrant had the Warrant at such time been exercised.

         (e) Exercise Price Adjustment. In the event that the Company issues or sells any common stock or securities which are convertible into or exchangeable for its common stock or any convertible securities, or any warrants or other rights to subscribe for or to purchase or any options for the purchase of its common stock or any such convertible securities (other than shares or options issued or which may be issued pursuant to the Company's current employee option plans or shares issued upon exercise of options, warrants or rights outstanding on the date hereof ) at an effective price per share which is less than the Exercise Price then in effect, then in each such case, the Exercise Price in effect immediately prior to such issue or sale shall be reduced effective concurrently with such issue or sale to an amount determined by multiplying the Exercise Price then in effect by a fraction, (x) the numerator of which shall be the sum of (1) the number of shares of common stock outstanding immediately prior to such issue or sale, plus (2) the number of shares of common stock which the aggregate consideration received by the Company for such additional shares would purchase at the Exercise Price then in effect; and (y) the denominator of which shall be the number of shares of common stock of the Company outstanding immediately after such issue or sale.

                  For the purposes of the foregoing adjustment, in the case of the issuance of any convertible securities, warrants, options or other rights to subscribe for or to purchase or exchange for, shares of common stock ("Convertible Securities"), the maximum number of shares of common stock issuable upon exercise, exchange or conversion of such Convertible Securities shall be deemed to be outstanding, provided that no further adjustment shall be made upon the actual issuance of common stock upon exercise, exchange or conversion of such Convertible Securities, unless any such Convertible Securities shall expire or terminate unconverted, in which case an equitable adjustment shall be made to reflect the reduction in the actual shares issued.

                  The number of Warrant Shares which may be purchased hereunder shall be increased proportionately to any reduction in Exercise Price pursuant to this Section 5(e), so that after such adjustments the aggregate Exercise Price payable hereunder for the increased number of Warrant Shares shall be the same as the aggregate Exercise Price in effect just prior to such adjustments.

         (f) (i) The terms of any reorganization, consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the holder hereof the right to receive the securities or property set forth in this Section 5 upon any exercise following any such reclassification, consolidation, merger, sale, transfer or share exchange.

                  (ii) In the event of any adjustment in the number of Warrant Shares issuable hereunder upon exercise, the Exercise Price shall be inversely proportionately increased or decreased as the case may be, such that the aggregate purchase price for Warrant Shares upon full exercise of the Warrant shall remain the same. Similarly, in the event of any adjustment in the Exercise Price, the number of Warrant Shares issuable hereunder upon exercise shall be inversely proportionately increased or decreased as the case may be, such that the aggregate purchase price for Warrant Shares upon full exercise of the Warrant shall remain the same.

         Upon any adjustment of the Exercise Price pursuant hereto, the Company shall promptly thereafter cause to be given to the registered holder of this Warrant certificate at its address appearing on the Warrant register maintained by the Company written notice of such adjustments by first-class mail, postage prepaid. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

SECTION 6.    Miscellaneous.

         This Warrant certificate and Warrant shall be deemed to be a contract made under the law of the State of Delaware and for all purposes shall be construed in accordance with the internal law of said State.

         Nothing in this Warrant certificate shall be construed to give to any person or company other than the Company and the registered holder of this Warrant certificate any legal or equitable right, remedy or claim under this Warrant certificate; but this Warrant certificate shall be for the sole and exclusive benefit of the Company and the registered holder of this Warrant.

         IN WITNESS WHEREOF, GenesisIntermedia.com, Inc., a Delaware corporation, has caused this Warrant certificate to be signed by its duly authorized officer.

         Dated:  November 2, 2000

                                            GENESISINTERMEDIA.COM, INC., a

                                            Delaware corporation

                                            By:  ______________________________
                                                 Ramy El-Batrawi, President

                              Election for Exercise

         The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant certificate, to receive ______ shares of common stock par value $.001 per share and herewith tenders payment for such shares in the amount of $___________ in accordance with the terms of this Warrant certificate. The undersigned requests that a certificate for such shares be registered in the name of ___________________, whose address is ___________________________________ and that such shares be delivered to
___________________ whose address is ______________________________________. If said number of shares is less than all of the shares of common stock purchasable hereunder, the undersigned requests that a new Warrant certificate representing the remaining balance of such whole shares be registered in the name of _____________________, whose address is _________________________________ and that such Warrant certificate be delivered to______________ whose address is
________________________________________________.

                                     Signature:  ______________________________

Date:

Signature Guaranty:

                                                                   Exhibit 10.59

                          SECURITIES PURCHASE AGREEMENT

         SECURITIES PURCHASE AGREEMENT ("Agreement") dated as of March ______, 2001 between GenesisIntermedia.com, Inc., a Delaware corporation (the "Company"), and Elliott Associates, L.P., a Delaware limited partnership, and Elliott International, L.P., a Cayman Islands limited partnership (individually and collectively, the "Purchaser").

                              W I T N E S S E T H:

         WHEREAS, the Company desires to sell and issue to the Purchaser, and the Purchaser wishes to purchase from the Company, (i) an aggregate of $3 million in principal amount of the Company's 7% Convertible Debentures in the form attached hereto as Exhibit A (the "Debentures"), and (ii) warrants (the "Warrants") to purchase an aggregate of 100,000 Common Shares (as defined below) in the form of attached hereto as Exhibit B, on the terms and conditions set forth herein; and

         WHEREAS, the Debentures will be convertible into shares ("Common Shares") of common stock, par value $0.001, of the Company ("Common Stock"), pursuant to the terms of the Debentures, and the Purchaser will have registration rights with respect to the Common Shares issuable upon conversion of the Debentures and exercise of the Warrants, pursuant to the terms of that certain Registration Rights Agreement to be entered into between the Company and the Purchaser substantially in the form of Exhibit C hereto ("Registration Rights Agreement");

         NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   Article I

                  Purchase and Sale of Debentures and Warrants

         Section 1.1 Issuance of Debentures and Warrants. Upon the following terms and conditions, the Company shall issue and sell to each Purchaser, and each Purchaser shall purchase from the Company, the principal amount of Debentures and number of Warrants indicated next to the Purchaser's name on
Schedule I attached hereto.

         Section 1.2 Purchase Price. The purchase price for the Debentures and Warrants to be acquired by each Purchaser (the "Purchase Price") shall be the Purchase Price set forth next to such Purchaser's name on Schedule I.

         Section 1.3 The Closing.

         (a) Timing. Subject to the fulfillment or waiver of the conditions set forth in Article V hereof, the purchase and sale of the Debentures and Warrants shall take place at a closing (the "Closing"), on or about the date hereof or such other date as the Purchasers and the Company may agree upon (the "Closing Date").

         (b) Form of Payment and Closing. On the Closing Date, the Company shall deliver to the Purchasers all of the Debentures and Warrants purchased hereunder, each registered in the name of each such Purchaser or its nominee. The Debentures and Warrants shall be issued in accordance with the number and denomination of Debentures and Warrants requested by the Purchasers. On the Closing Date the Purchasers shall deliver (on a pro-rata basis) by wire transfer on account of the aggregate Purchase Price hereunder an aggregate of $3,000,000 to an account designated in writing by the Company. In addition, each party shall deliver all documents, instruments and writings required to be delivered by such party pursuant to this Agreement at or prior to the Closing. The Debentures and Warrants will be fully owned and paid for by the Purchasers as of the Closing Date. For purposes of the Transaction Documents, the following terms shall have the following meanings:

         "Effective Registration" shall mean: (i) the Company has complied with its material obligations under all the Transaction Documents in all material respects and has not made any material misrepresentations under any of the Transaction Documents or under any other agreements between the Company and the Purchaser, except for those breaches or defaults which are capable of being cured and have been so cured within a reasonable time following notice of such breach or default (not to exceed 5 business days); (ii) a Registration Statement covering the resale of all Registrable Securities (as defined in the Registration Rights Agreement) was declared effective by the SEC on or prior to the 120th day following the Closing Date, and at all times after such Registration Statement was declared effective by the SEC ("Effective Time") such Registration Statement was not subject to any suspension or stop orders; (iii) after the Effective Time the resale of such Registrable Securities may be effected pursuant to a current and deliverable prospectus that is not subject to any blackout or similar circumstance; (iv) such Registrable Securities are listed, or approved for listing prior to issuance, on an Approved Market and are not subject to any trading suspension (nor shall trading generally have been suspended on such exchange or market), and the Company shall not have been notified of any pending or threatened proceeding or other action to delist or suspend the Common Stock on the Approved Market on which the Common Stock is then traded or listed; (v) the requisite number of shares of Common Stock shall have been duly authorized and reserved for issuance as required by the terms of the Transaction Documents; (vi) no Interfering Event (as described in the Registration Rights Agreement) then exists; (vii) the Market Price (as defined in the Debentures) determined as of such time shall be greater than $15.00 (which figure shall be appropriately and equitably adjusted for any stock splits, stock dividends, recapitalizations and the like); (viii) there shall not have occurred a Change in Control Transaction (as defined in the Debentures) or the public announcement of a pending Change in Control Transaction which has not been abandoned or terminated; and (vii) none of the Company or any direct or indirect subsidiary of the Company is subject to any Bankruptcy Event (as defined below).

         "Bankruptcy Event" means any of the following events: (a) the Company or any subsidiary commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any subsidiary thereof; (b) there is commenced against the Company or any subsidiary any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Company or any subsidiary is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company or any subsidiary suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 days; (e) the Company or any subsidiary makes a general assignment for the benefit of creditors; (f) the Company or any subsidiary fails to pay, or states that it is unable to pay or is unable to pay, its debts generally as they become due; (g) the Company or any subsidiary calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (h) the Company or any subsidiary, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

                                   Article II

                         Representations and Warranties

         Section 2.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Purchaser as of the date hereof and the Closing Date:

         (a) Organization and Qualification; Material Adverse Effect. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company does not have any subsidiaries other than the subsidiaries listed on Schedule 2.1(a) attached hereto ("Subsidiaries"). Except where specifically indicated to the contrary, all references in this Agreement to subsidiaries shall be deemed to refer to all direct and indirect subsidiaries of the Company. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary other than those in which the failure so to qualify would not have a Material Adverse Effect. "Material Adverse Effect" means any adverse effect on the business, operations, properties, prospects or financial condition of the Company and its subsidiaries, if any, and which is (either alone or together with all other adverse effects) material to the Company and its Subsidiaries, if any, taken as a whole, and any material adverse effect on the transactions contemplated under this Agreement, the Debentures, the Warrants and the Registration Rights Agreement, or any other agreement or document contemplated hereby or thereby.

         (b) Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Debentures, the Registration Rights Agreement and the Warrants ("Transaction Documents") and to issue the Debentures and the Warrants in accordance with the terms hereof, (ii) the execution and delivery of this Agreement, the Registration Rights Agreement, the Warrants and the Debentures by the Company and the consummation by it of the transactions contemplated hereby and thereby, including the issuance of the Debentures and Warrants, have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors (or any committee or subcommittee thereof) or stockholders is required, (iii) this Agreement, the Registration Rights Agreement, the Debentures and the Warrants have been duly executed and delivered by the Company, (iv) this Agreement, the Debentures, the Registration Rights Agreement and the Warrants constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except
(A) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application, and (B) to the extent the indemnification provisions contained in this Agreement and the Registration Rights Agreement may be limited by applicable federal or state securities laws and (v) the Debentures, the Warrants and the Common Shares issuable upon the conversion and/or exercise thereof have been duly authorized and, upon issuance thereof and payment therefor in accordance with the terms of this Agreement, the Debentures, the Warrants and the Common Shares issuable upon the conversion and/or exercise thereof will be validly issued, fully paid and non-assessable, free and clear of any and all liens, claims and encumbrances.

         (c) Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 25,000,000 shares of Common Stock, of which as of the date hereof, 6,990,520 shares are issued and outstanding, 1,400,000 shares are issuable and reserved for issuance pursuant to the Company's stock option and purchase plans and 2,246,260 shares are issuable and reserved for issuance pursuant to securities exercisable or exchangeable for, or convertible into, shares of Common Stock, and (ii) 5,000,000 shares of preferred stock, of which as of the date hereof no shares designated as Series A Convertible Preferred Stock are issued and outstanding and 4,000 preferred shares have been designated as Series B Cumulative Convertible Preferred Stock. All of such outstanding shares have been, or upon issuance will be, validly issued, fully paid and nonassessable. As of the date hereof, except as disclosed in Schedule 2.1(c),
(i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (ii) there are no outstanding debt securities, (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, (iv) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act of 1933, as amended ("Securities Act" or "1933 Act") (except the Registration Rights Agreement), (v) there are no outstanding securities of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Debentures or the Warrants as described in this Agreement, the Debentures or the Warrants, and (vii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement. The Company has furnished to the Purchaser true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's By-laws, as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible or exchangeable into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto. All restrictions upon the shares of Common Stock contained in Article FOURTH, Sections B(1)(b), B(1)(c) and B(1)(d) of the Company's Certificate of Incorporation have lapsed and are of no further force and effect pursuant to Article FOURTH, Section B(1)(f)(i) thereof. Schedule 2.1(c) also lists all outstanding debt of the Company with sufficient detail acceptable to Purchaser.

         (d) Issuance of Shares. Upon issuance in accordance with this Agreement and the terms of the Debentures and Warrants, the Debentures, Warrants and Common Shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

         (e) No Conflicts. Except as disclosed in Schedule 2.1(e), the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby and issuance of the Debentures, the Warrants and the Common Shares underlying the Debentures or the Warrants will not (i) result in a violation of the Certificate of Incorporation, any certificate of designations, preferences and rights of any outstanding series of preferred stock of the Company or the By-laws; (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations and the rules and regulations of the Nasdaq National Market ("Principal Market") or principal securities exchange or trading market on which the Common Stock is traded or listed) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Except as disclosed in Schedule 2.1(e), neither the Company nor its Subsidiaries is in violation of any term of, or in default under, (x) its certificate of incorporation, any certificate of designations, preferences and rights of any outstanding series of preferred stock or By-laws or their organizational charter or by-laws, respectively, (y) any material contract, agreement, mortgage, indebtedness, indenture, instrument, or (z) any judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries, the non-compliance with which (in the case of (z) only), would be material to the Company or its Subsidiaries or interfere with the performance of its obligations under the Transaction Documents. Except as specifically contemplated by this Agreement and as required under the 1933 Act, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under, or contemplated by, the Transaction Documents or the issuance of the Debentures, the Warrants and the Common Shares underlying the Debentures or the Warrants in accordance with the terms hereof or thereof. Except as disclosed in Schedule 2.1(e), all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company complies with and is not in violation of the listing requirements of the Principal Market as in effect on the date hereof and on each of the Closing Dates and is not aware of any facts which would reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future.

         (f) SEC Documents; Financial Statements. Since June 14, 1999, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). The Company has delivered to the Purchaser or its representatives true and complete copies of any SEC Documents that were not filed electronically via EDGAR. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other written information provided by or on behalf of the Company to the Purchaser which is not included in the SEC Documents, including, without limitation, information referred to in Section 2.2(b) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading. Neither the Company nor any of its Subsidiaries or any of their officers, directors, employees or agents have provided the Purchaser with any material, nonpublic information which was not publicly disclosed prior to the date hereof.

         (g) Absence of Certain Changes. Except as disclosed in Schedule 2.1(g) or the SEC Documents filed at least thirty (30) days prior to the date hereof, since December 31, 1999 there has been no adverse change or adverse development in the business, properties, assets, operations, financial condition, prospects, liabilities or results of operations of the Company or its Subsidiaries which has had or, to the knowledge of the Company or its Subsidiaries, is reasonably likely to have a Material Adverse Effect. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings. Schedule 2.1(g) lists all material events, transactions and agreements which have occurred or been entered into affecting the Company since December 31, 1999.

         (h) Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such,
(i) except as set forth in SEC Documents which were filed at least 10 days before the date hereof, (ii) except as set forth in Schedule 2.1(h), and (iii) except which individually and in the aggregate, respectively, would be reasonably likely to result in liability to the Company in excess of $50,000 and $100,000, respectively.

         (i) Acknowledgment Regarding Purchaser's Purchase of Shares. The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by the Purchaser or any of its respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Purchaser's purchase of the Debentures and the Warrants. The Company further represents to the Purchaser that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

         (j) No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly disclosed.

         (k) No Inside Information. The Company has not provided and, the Company shall not provide, any Purchaser with any non-public information.

         (l) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of Debentures and Warrants to the Purchaser to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of the Principal Market or other Approved Market, nor will the Company or any of its Subsidiaries take any action or steps that would cause the offering of the Debentures to be integrated with other offerings.

         (m) Employee Relations. Neither the Company nor any of its Subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened, the effect of which would be reasonably likely to result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement. The Company and its Subsidiaries believe that relations between the Company and its Subsidiaries and their respective employees are good. No executive officer (as defined in Rule 501(f) of the 1933 Act) whose departure would be adverse to the Company has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company.

         (n) Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. Except as set forth on Schedule 2.1(n), none of the Company's trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights have expired or terminated, or are expected to expire or terminate within two (2) years from the date of this Agreement. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, except as set forth on Schedule 2.1(n), there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its Subsidiaries regarding trademarks, trade name rights, patents, patent rights, inventions, copyrights, licenses, service names, service marks, service mark registrations, trade secrets or other infringement. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

         (o) Environmental Laws. The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where such noncompliance or failure to receive permits, licenses or approvals referred to in clauses (i),
(ii) or (iii) above could have, individually or in the aggregate, a Material Adverse Effect.

         (p) Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 2.1(p) or such as do not materially and adversely affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its Subsidiaries. Any real property and facilities held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

         (q) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its Subsidiaries taken as a whole.

         (r) Regulatory Permits. The Company and its Subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities, necessary to conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

         (s) Internal Accounting Controls. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (t) Foreign Corrupt Practices Act. Neither the Company, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of acting for, or on behalf of, the Company, directly or indirectly used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; directly or indirectly made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any similar treaties of the United States; or directly or indirectly made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government or party official or employee.

         (u) Tax Status. The Company and each of its Subsidiaries has made or filed all United States federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and
(i) has paid all taxes and other governmental assessments and charges, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (ii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes claimed to be due by the taxing authority of any jurisdiction, and the Company is not aware of any basis for any such claim.

         (v) Certain Transactions. Except as set forth on Schedule 2.1(v) and in the SEC Documents filed on EDGAR at least thirty (30) Trading Days prior to the date hereof and except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options disclosed on Schedule 2.1(c), none of the officers, directors or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director or any such employee has a substantial interest or is an officer, director, trustee or partner.

         (w) Dilutive Effect. The Company understands and acknowledges that the number of Common Shares issuable upon conversion of Debentures and exercise of the Warrants purchased pursuant to this Agreement will increase in certain circumstances. The Company further acknowledges that, subject to such limitations as are expressly set forth in the Transaction Documents, its obligation to issue Common Shares upon conversion of Debentures and exercise of the Warrants purchased pursuant to this Agreement, is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

         (x) Application of Takeover Protections. There are no anti-takeover provisions contained in the Company's Certificate of Incorporation or otherwise which will or could be triggered as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Common Shares and the Purchaser's ownership of the Common Shares.

         (y) Rights Plan. Neither the Company nor any of its Subsidiaries has adopted a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company. The Company confirms that no provision of such plan will, under any present or future circumstances, delay, prevent or interfere with the performance of any of the Company's obligations under the Transaction Documents and such plan will not be "triggered" by such performance.

         (z) [Intentionally Deleted].

         (aa) Obligations Absolute. Each of the Company and the Purchaser agrees that, subject only to the conditions, qualifications and exceptions (if any) specifically set forth in the Transaction Documents, its obligations under the Transaction Documents are unconditional and absolute. Except to the extent (if any) specifically set forth in the Transaction Documents, each party's obligations thereunder are not subject to any right of set off, counterclaim, delay or reduction.

         (bb) Issuance of Common Shares. The Common Shares are duly authorized and reserved for issuance and, upon conversion of Debentures or exercise of the Warrants in accordance with the terms thereof, such Common Shares will be validly issued, fully paid and non-assessable, free and clear of any and all liens, claims and encumbrances, and entitled to be traded on the Pacific Exchange and the Principal Market or the New York Stock Exchange or the American Stock Exchange, or the Nasdaq Small Cap Market (collectively with the Principal Market, the "Approved Markets"), and the holders of such Common Shares shall be entitled to all rights and preferences accorded to a holder of Common Stock. As of the date of this Agreement, the outstanding shares of Common Stock are currently listed on the Principal Market and the Pacific Exchange.

         (cc) Form S-3. The Company is eligible to file the Registration Statement (as defined in the Registration Rights Agreement) for secondary offerings on Form S-3 (as in effect on the date of this Agreement) under the 1933 Act and rules promulgated thereunder, and Form S-3 (as in effect on the date of this Agreement) will be permitted to be used for the transactions contemplated hereby under the 1933 Act and rules promulgated thereunder.

         (dd) Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by the Company or the Purchaser relating to this Agreement or the transactions contemplated hereby, provided that any such fees shall be paid by the Company.

         Section 2.2 Representations and Warranties of the Purchaser. The Purchaser hereby makes the following representations and warranties to the Company as of the date hereof and the Closing Date:

         (a) Accredited Investor Status; Sophisticated Purchaser. The Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the 1933 Act. The Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Debentures, the Warrants and Common Shares.

         (b) Information. The Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company which have been requested and materials relating to the offer and sale of the Debentures, the Warrants and Common Shares which have been requested by the Purchaser. The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by the Purchaser or its advisors, if any, or its representatives shall modify, amend or affect the Purchaser's right to rely on the Company's representations and warranties contained in
Section 2.1 above. The Purchaser understands that its purchase of the Debentures, the Warrants and Common Shares involves a high degree of risk. The Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Debentures, the Warrants and Common Shares.

         (c) No Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Debentures, the Warrants and Common Shares or the fairness or suitability of the investment in the Debentures, the Warrants and Common Shares nor have such authorities passed upon or endorsed the merits of the offering of the Debentures, the Warrants and Common Shares.

         (d) Legends. The Company shall issue the Debentures, the Warrants and certificates for the Common Shares to the Purchaser without any legend except as described in Article VI below. The Purchaser covenants that, in connection with any transfer of Common Shares by the Purchaser pursuant to the registration statement contemplated by the Registration Rights Agreement, it will comply with the applicable prospectus delivery requirements of the 1933 Act, provided that copies of a current prospectus relating to such effective registration statement are or have been supplied to the Purchaser.

         (e) Authorization; Enforcement. Each of this Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of the Purchaser and is a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with their terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies. The Purchaser has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the Registration Rights Agreement and each other agreement entered into by the parties hereto in connection with the transactions contemplated by this Agreement.

         (f) Residency. The Purchaser is a resident of the jurisdiction indicated on Schedule I.

         (g) No Conflicts. The execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the certificate of incorporation, by-laws or other documents of organization of the Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Purchaser is bound, or (iii) result in a violation of any law, rule, regulation or decree applicable to the Purchaser.

         (h) Investment Representation. The Purchaser is purchasing the Debentures and the Warrants for its own account and not with a view to distribution in violation of any securities laws. The Purchaser has been advised and understands that neither the Debentures, the Warrants nor the shares of Common Stock issuable upon conversion or exercise thereof have been registered under the 1933 Act or under the "blue sky" laws of any jurisdiction and may be resold only if registered pursuant to the provisions of the 1933 Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law. The Purchaser has been advised and understands that the Company, in issuing the Debentures and Warrants, is relying upon, among other things, the representations and warranties of the Purchaser contained in this Section 2.2 in concluding that such issuance is a "private offering" and is exempt from the registration provisions of the 1933 Act.

         (i) Rule 144. The Purchaser understands that there is no public trading market for the Debentures or the Warrants, that none is expected to develop, and that the Debentures and Warrants must be held indefinitely unless and until such Debentures, Warrants or Common Shares received upon conversion or exercise thereof are registered under the 1933 Act or an exemption from registration is available. The Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the 1933 Act.

         (j) Brokers. The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by the Company or the Purchaser relating to this Agreement or the transactions contemplated hereby except for the broker's fee of Shoreline which shall be paid by the Company out of the Closing proceeds.

         (k) Reliance by the Company. The Purchaser understands that the Debentures and Warrants are being offered and sold in reliance on a transactional exemption from the registration requirements of Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Debentures and Warrants.

                                  Article III

                                    Covenants

         Section 3.1 Registration and Listing; Effective Registration. Until such time as no Debentures or Warrants are outstanding, the Company will cause the Common Stock to continue at all times to be registered under Sections 12(b) or (g) of the Exchange Act, will comply in all material respects with its reporting and filing obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such reporting and filing obligations. Until such time as no Debentures or Warrants are outstanding, the Company shall continue the listing or trading of the Common Stock on the Principal Market or one of the other Approved Markets and comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Approved Market on which the Common Stock is listed. The Company shall cause the Common Shares to be listed on the Pacific Exchange and the Principal Market or one of the other Approved Markets no later than the effectiveness of the registration of the Common Shares under the Act, and shall continue such listing(s) on one of the Approved Markets, for so long as any Debentures or Warrants are outstanding.

         Section 3.2 Certificates on Conversion. Upon any conversion by the Purchaser (or then holder of Debentures) of the Debentures pursuant to the terms thereof, the Company shall issue and deliver to the Purchaser (or holder) within three (3) trading days of the conversion date a new Debenture or Debentures for the aggregate principal amount of Debentures which the Purchaser (or holder) has not yet elected to convert but which are evidenced in part by the Debentures submitted to the Company in connection with such conversion (with the denominations of such new Debenture(s) designated by the Purchaser or holder).

         Section 3.3 Replacement Debentures. The Debenture(s) held by any Purchaser (or then holder) may be exchanged by the Purchaser (or such holder) at any time and from time to time for Debenture(s) with different denominations representing an equal aggregate principal amount of Debenture(s), as requested by the Purchaser (or such holder) upon surrendering the same. No service charge will be made for such registration or transfer or exchange.

         Section 3.4 Securities Compliance. The Company shall notify the SEC and the Principal Market, in accordance with their requirements, of the transactions contemplated by this Agreement, the Debentures, the Warrants and the Registration Rights Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Debentures and Warrants hereunder and the Common Shares issuable upon conversion or exercise thereof.

         Section 3.5 Notices. The Company agrees to provide all holders of Debentures and Warrants with copies of all notices and information, including without limitation notices and proxy statements in connection with any meetings, that are provided to the holders of shares of Common Stock, contemporaneously with the delivery of such notices or information to such Common Stock holders.

         Section 3.6 Use of Proceeds. The Company agrees that the net proceeds received by the Company from the sale of the Debentures and Warrants hereunder and payment of the exercise price of the Warrants shall be used only for legally permitted corporate purposes.

         Section 3.7 Reservation of Shares; Stock Issuable Upon Conversion.

         (a) So long as any Debentures issued hereunder remain outstanding, the Company shall not issue any Debentures except to Purchasers.

         (b) The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Debentures and exercise of the Warrants, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all Debentures and exercise of all of the Warrants, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all the then outstanding Debentures and all of the then outstanding Warrants, the Company will take such corporate action as may be necessary to expeditiously increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including without limitation engaging in best efforts to obtain the requisite shareholder approval and taking the actions described in the Debentures. Without in any way limiting the foregoing, the Company agrees to reserve and at all times keep available solely for purposes of conversion of Debentures and exercise of the Warrants, such number of authorized but unissued shares of Common Stock that is at least equal to 200% of the number of Common Shares issuable upon conversion of all Debentures and exercise of all of the Warrants, computed as if all Debentures are convertible at the Conversion Price (as defined in the Debentures) and all Warrants are exercisable at the Exercise Price (as defined in the Warrants), without regard to any limitations on beneficial ownership contained therein. If at any time the number of authorized but unissued shares of Common Stock is not sufficient to effect such issuance, conversion, or exercise, respectively, up to the Maximum Common Stock Issuance (as defined in Section 3(i)(C) of the Debentures), of all the then outstanding Debentures and the Warrants, the Purchaser shall be entitled to, inter alia, the redemption rights provided in the Registration Rights Agreement.

         Section 3.8 Best Efforts. The parties shall use their best efforts to satisfy timely each of the conditions described in Article V of this Agreement.

         Section 3.9 Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Debentures, the Warrants and Common Shares, as required under Regulation D and to provide a copy thereof to the Purchaser promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall have reasonably determined is necessary to qualify the Debentures, the Warrants and Common Shares for sale to the Purchaser under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Purchaser on or prior to the Closing Date; provided, however, that the Company shall not be required in connection therewith to register or qualify as a foreign corporation in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits or taxation, in each case, in any jurisdiction where it is not now so subject.

         Section 3.10 Publicity. The Company shall, immediately upon the Closing, issue a press release with respect to such transactions, in the form of press release attached as Exhibit D hereto.

         Section 3.11 Shareholder Rights Plan. None of the acquisitions of Debentures, Warrants or Common Shares nor the deemed beneficial ownership of shares of Common Stock prior to, or the acquisition of such shares pursuant to, the conversion of Debentures or exercise of the Warrants will in any event under any circumstances trigger the poison pill provisions of any stockholders' rights or similar agreements, or a substantially similar occurrence under any successor or similar plan.

         Section 3.12 Financial Information. The Company agrees to send the following to the Purchaser for so long as any Debentures or Warrants are outstanding: (i) on the same day as the release thereof, facsimile or e-mail copies of all press releases issued by the Company or any of its Subsidiaries; and (ii) copies of any notices and other information made available or given to the shareholders of the Company generally, contemporaneously with the making available or giving thereof to the shareholders.

         Section 3.13 Transactions With Affiliates. The Company agrees that any transaction or arrangement between it or any of its subsidiaries and any affiliate or employee of the Company shall be effected on an arms' length basis in accordance with customary commercial practice and, except with respect to grants of options and stock to service providers, including employees, shall be approved by a majority of the Company's outside directors.

         Section 3.14 [Intentionally Left Blank]

         Section 3.15 Trading Restrictions. So long as any Debentures or Warrants remain outstanding and there is Effective Registration, if the closing bid price on any Trading Day is less than $23.00 (which figure shall be appropriately and equitably adjusted for any stock splits, stock dividends, recapitalizations and the like), then each Purchaser agrees it will not sell on the Principal Market more than $150,000 of shares of Common Stock (based on net proceeds of shares actually sold) on the following Trading Day (any such following day hereinafter referred to as a "Limitation Day"); provided, however, that if at any time and from time to time on such Limitation Day a sale of Common Stock on the Principal Market occurs at a price which is greater than 120% of the then applicable Market Price (as defined in the Debentures), then the limitation contained in this sentence shall no longer apply and the Purchaser may sell or continue to sell shares of Common Stock during such Limitation Day on the Principal Market, provided that if from time to time during the Limitation Day a later sale occurs below 120% of such Market Price, then the limitation contained in this sentence shall apply again.

                                   Article IV

                           Transfer Agent Instructions

         The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of the Purchaser or its respective nominee(s), for the Common Shares in such amounts as specified from time to time by the Purchaser to the Company upon delivery of a conversion or exercise notice or repayment of any portion of the Debenture in Common Stock (the "Irrevocable Transfer Agent Instructions"). The Company warrants that no instruction relating to the Common Shares other than the Irrevocable Transfer Agent Instructions referred to in this Article IV will be given by the Company to its transfer agent and that the Common Shares shall be freely transferable on the books and records of the Company as contemplated by Article VI below when the legend referred to therein may be removed. Nothing in this Article IV shall affect in any way the Purchaser's obligations and agreements set forth in Section 2.2(d) to comply with all applicable prospectus delivery requirements, if any, upon resale of the Common Shares. The Company shall instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Purchaser and without any restrictive legends. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchaser by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

                                   Article V

                             Conditions to Closings

         Section 5.1 Conditions Precedent to the Obligation of the Company to Sell the Debentures and Warrants. The obligation hereunder of the Company to issue and/or sell the Debentures and the Warrants to the Purchaser at the Closing is subject to the satisfaction, at or before the Closing, of each of the applicable conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

         (a) Accuracy of the Purchaser's Representations and Warranties. The representations and warranties of the Purchaser will be true and correct in all material respects as of the date when made and as of the Closing Date, as though made at that time.

         (b) Performance by the Purchaser. The Purchaser shall have performed all agreements and satisfied all conditions required to be performed or satisfied by the Purchaser at or prior to the Closing, including payment of the purchase price set forth on Schedule I to the Company as provided herein.

         (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement or the Registration Rights Agreement or the Debentures.

         (d) Certificate. The Purchaser shall have delivered a certificate to the Company certifying that the representations and warranties of the Purchaser contained in Section 2.2 are true and correct in all material respects as of the Closing Date.

         Section 5.2 Conditions Precedent to the Obligation of the Purchaser to Purchase the Debentures. The obligation hereunder of the Purchaser to acquire and pay for the Debentures at the Closing is subject to the satisfaction, at or before the Closing, of each of the applicable conditions set forth below. These conditions are for the Purchaser's benefit and may be waived by the Purchaser at any time in its sole discretion.

         (a) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties as of an earlier date, which shall be true and correct in all material respects as of such date).

         (b) Performance by the Company. The Company shall have performed all agreements and satisfied all conditions required to be performed or satisfied by the Company at or prior to the Closing, including, without limitation, delivery of the Debentures and Warrants issued to Purchaser.

         (c) Nasdaq Trading. From the date hereof to the Closing Date, trading in the Company's Common Stock shall not have been suspended by the SEC and trading in securities generally as reported by the Principal Market (or other Approved Market) shall not have been suspended or limited, and the Common Stock shall be listed on the Principal Market or another Approved Market.

         (d) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement, the Warrants, the Registration Rights Agreement or the Debentures. The NASD shall not have objected or indicated that it may object to the consummation of any of the transactions contemplated by this Agreement.

         (e) Opinion of Counsel. At the Closing, the Purchaser shall have received an opinion of counsel to the Company in the form attached hereto as Exhibit E and such other opinions, certificates and documents as the Purchaser or their counsel shall reasonably require incident to the Closing.

         (f) Registration Rights Agreement. The Company and the Purchaser shall have executed and delivered the Registration Rights Agreement in the form and substance of Exhibit C attached hereto.

         (g) Officer's Certificate. The Company shall have delivered to the Purchaser a certificate in form and substance satisfactory to the Purchaser and the Purchaser's counsel, executed by an officer of the Company, certifying as to satisfaction of closing conditions, incumbency of signing officers, and the true, correct and complete nature of the Certificate of Incorporation, By-Laws, good standing and authorizing resolutions of the Company.

         (h) Miscellaneous. The Company shall have delivered to the Purchaser such other documents relating to the transactions contemplated by this Agreement or the Purchaser or its counsel may reasonable request.

                                   Article VI

                                Legend and Stock

         Upon payment therefor as provided in this Agreement, the Company will issue one or more Debentures and Warrants in the name the Purchaser or its designees and in such denominations to be specified by the Purchaser prior to (or from time to time subsequent to) Closing. Each Debenture and Warrant and any certificate representing Common Shares issued upon conversion or exercise thereof, prior to such Common Shares being registered under the 1933 Act for resale or available for resale under Rule 144 under the 1933 Act, shall be stamped or otherwise imprinted with a legend substantially in substantially the following form:

         THESE SECURITIES HAVE NOT BEEN REGISTERED FOR OFFER OR SALE UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

         The Company agrees to reissue Debentures, Warrants and/or Common Shares issuable upon conversion of Debentures or exercise of Warrants, without the legend set forth above, at such time as (i) the holder thereof is permitted to dispose of such Debentures or Warrants and/or Common Shares issuable upon conversion of the Debentures or exercise of the Warrants pursuant to Rule 144(k) under the 1933 Act, or (ii) such securities are sold to a purchaser or purchasers who (in the opinion of counsel to the seller or such purchaser(s), in form and substance reasonably satisfactory to the Company and its counsel) are able to dispose of such shares publicly without registration under the 1933 Act, or (iii) such securities have been registered under the 1933 Act.

         Prior to the Registration Statement (as defined in the Registration Rights Agreement) being declared effective, any Common Shares issued pursuant to conversion of Debentures or exercise of the Warrants shall bear a legend in the same form as the legend indicated above; provided that such legend shall be removed from the Common Shares and the Company shall issue new certificates without such legend if (i) the holder has sold or disposed of such Common Shares pursuant to Rule 144(k) under the 1933 Act, or the holder is permitted to dispose of such Common Shares pursuant to Rule 144(k) under the 1933 Act, (ii) such Common Shares are registered for resale under the 1933 Act, or (iii) such Common Shares are sold to a purchaser or purchasers who (in the opinion of counsel to the seller or such purchaser(s), in form and substance reasonably satisfactory to the Company and it counsel) are able to dispose of such shares publicly without registration under the 1933 Act. Upon such Registration Statement becoming effective, the Company agrees to promptly, but no later than three (3) business days thereafter, issue new certificates representing such Common Shares without such legend. Any Common Shares issued after the Registration Statement has become effective shall be free and clear of any legends, transfer restrictions and stop orders. Notwithstanding the removal of such legend, the Purchaser agrees to sell the Common Shares represented by the new certificates in accordance with the applicable prospectus delivery requirements (if copies of a current prospectus are provided to the Purchaser by the Company) or in accordance with an exemption from the registration requirements of the 1933 Act.

         Nothing herein shall limit the right of any holder to pledge these securities pursuant to a bona fide margin account or lending arrangement entered into in compliance with law, including applicable securities laws.

                                  Article VII

                                   Termination

         Section 7.1 Termination by Mutual Consent. This Agreement may be terminated at any time prior to the Closing by the mutual written consent of the Company and the Purchaser.

         Section 7.2 Other Termination. This Agreement may be terminated by action of the Board of Directors of the Company or by the Purchaser at any time if the Closing shall not have been consummated by the third business day following the date of this Agreement; provided, however, that the party (or parties) prepared to close shall retain its (or their) right to sue for any breach by the other party (or parties).

                                  Article VIII

                                 Indemnification

         In consideration of the Purchaser's execution and delivery of the this Agreement and the Registration Rights Agreement and acquiring the Debentures hereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Purchaser and all of its partners, officers, directors, employees, members and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate or document contemplated hereby or thereby, (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party and arising out of or resulting from (i) the execution, delivery, performance, breach by the Company or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Debentures or (iii) the status of the Purchaser or holder of the Debentures or Warrants as an investor in the Company and (d) the enforcement of this Section. Notwithstanding the foregoing, Indemnified Liabilities shall not include any liability of any Indemnitee arising solely out of such Indemnitee's willful misconduct or fraudulent action(s). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Article VIII shall be the same as those set forth in Section 6 (other than Section 6(b)) of the Registration Rights Agreement, including, without limitation, those procedures with respect to the settlement of claims and Company's right to assume the defense of claims.

                                   Article IX

                          Governing Law, Miscellaneous

         Section 9.1 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF TO SUCH PARTY AT THE ADDRESS FOR SUCH NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. IF ANY PROVISION OF THIS AGREEMENT SHALL BE INVALID OR UNENFORCEABLE IN ANY JURISDICTION, SUCH INVALIDITY OR UNENFORCEABILITY SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF THE REMAINDER OF THIS AGREEMENT IN THAT JURISDICTION OR THE VALIDITY OR ENFORCEABILITY OF ANY PROVISION OF THIS AGREEMENT IN ANY OTHER JURISDICTION. EACH PARTY HERETO IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY.

         Section 9.2 Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

         Section 9.3 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

         Section 9.4 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

         Section 9.5 Entire Agreement; Amendments; Waivers.

         (a) This Agreement supersedes all other prior oral or written agreements between the Purchaser, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein (including the other Transaction Documents) contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Purchaser, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

         (b) The Purchaser may at any time elect, by notice to the Company, to waive (whether permanently or temporarily, and subject to such conditions, if any, as the Purchaser may specify in such notice) any of its rights under any of the Transaction Documents to acquire shares of Common Stock from the Company, in which event such waiver shall be binding against the Purchaser in accordance with its terms; provided, however, that the voluntary waiver contemplated by this sentence may not reduce the Purchaser's obligations to the Company under the Transaction Documents.

         Section 9.6 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing, must be delivered by (i) courier, mail or hand delivery or (ii) facsimile, and will be deemed to have been delivered upon receipt. The addresses and facsimile numbers for such communications shall be:

         If to the Company:

                           GenesisIntermedia.com, Inc.
                           5805 Sepulveda Boulevard
                           Van Nuys, California  91411
                           Telephone:       (818) 902-4100
                           Facsimile:       (818) 902-4301
                           Attention:       Ramy El-Batrawi

         With a copy to:

                           Nida & Maloney, LLP
                           800 Anacapa Street
                           Santa Barbara, CA  93101
                           Telephone:       (805) 568-1151
                           Facsimile:       (805) 568-1955
                           Attention:       Theodore R. Maloney

         If to the Transfer Agent:

                           U.S. Stock Transfer Corporation
                           1745 Gardena Avenue
                           Glendale, California  91204
                           Telephone:       (818) 502-1404
                           Facsimile:       (818) 502-0674
                           Attention:       Syed Hussaimi

         If to the Purchaser:

                           Elliott Associates, L.P.
                           c/o Elliott Management Corporation
                           712 Fifth Avenue
                           New York, New York  10019
                           Telephone:       212-506-2999
                           Facsimile:       212-974-2093 and (212) 586-9467
                           Attention:       Brett Cohen

                           and

                           Elliott International, L.P.
                           c/o Elliott Management Corporation
                           712 Fifth Avenue
                           New York, New York  10019
                           Telephone:       212-506-2999
                           Facsimile:       212-974-2093 and (212) 586-9467
                           Attention:       Brett Cohen

         With a copy to:

                           Kleinberg, Kaplan, Wolff & Cohen, P.C.
                           551 Fifth Avenue, 18th Floor
                           New York, New York 10176
                           Telephone:       212-986-6000
                           Facsimile:       212-986-8866
                           Attention:       Stephen M. Schultz

         Each party shall provide five (5) days prior written notice to the other party of any change in address, telephone number or facsimile number. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i),
(ii) or (iii) above, respectively.

         Section 9.7 Successors and Assigns. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any Permitted

Assignee (as defined below). The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser, including by merger or consolidation. The Purchaser may assign some or all of its rights hereunder to any assignee of the Debentures, Warrants or Common Shares (in each case, a "Permitted Assignee"); provided, however, that any such assignment shall not release the Purchaser from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption. Notwithstanding anything to the contrary contained in the Transaction Documents, the Purchaser shall be entitled to pledge the Debentures, Warrants or Common Shares in connection with a bona fide margin account.

         Section 9.8 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         Section 9.9 Survival. The representations, warranties and agreements of the Company and the Purchaser contained in the Agreement shall survive the Closing.

         Section 9.10 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         Section 9.11 Placement Agent. The Purchaser and the Company each acknowledges and warrants that it has not engaged any placement agent in connection with the sale of the Debentures and the Warrants, provided that any such fees will be paid exclusively by the Company. The Company and the Purchaser shall each be responsible for the payment of any other fees or commissions of placement agents or brokers engaged, directly or indirectly, by the Company or the Purchaser, respectively, in connection with the purchase of the Debentures and the Warrants by the Purchaser. The Company and the Purchaser shall pay, and hold the other party harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys' fees and out-of-pocket expenses) arising in connection with any such claim.

         Section 9.12 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         Section 9.13 Remedies. The Purchaser and each Permitted Assignee shall have all rights and remedies set forth in this Agreement and the Registration Rights Agreement and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any person having any rights under any provision of this Agreement or the Registration Rights Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement or the Registration Rights Agreement and to exercise all other rights granted by law. The Purchaser and each Permitted Assignee without prejudice may withdraw, revoke or suspend its pursuit of any remedy at any time prior to its complete recovery as a result of such remedy.

         Section 9.14 Payment Set Aside. To the extent that the Company makes a payment or payments to the Purchaser hereunder or under the Registration Rights Agreement or the Purchaser enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         Section 9.15 Days. Unless the context refers to "business days" or "Trading Days", all references herein to "days" shall mean calendar days.

         Section 9.16 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, wherever the Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not fully perform its related obligations within the periods therein provided, then the Purchaser in its sole discretion may rescind or withdraw from time to time any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

                                    * * * * *

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed as of the date and year first above written.

COMPANY:                                        INVESTORS:

GENESISINTERMEDIA.COM, INC.                     ELLIOTT INTERNATIONAL, L.P.

                                                By:  ELLIOTT INTERNATIONAL
                                                     CAPITAL ADVISORS INC.,
                                                     as attorney-in-fact

By: ________________________                    By: ________________________
       Name:  Ramy El-Batrawi                         Name:  Paul E. Singer
       Title:    President                            Title:    President


                                                ELLIOTT ASSOCIATES, L.P.

                                                By: ________________________
                                                      Name:  Paul E. Singer
                                                      Title: General Partner

List of Schedules

Schedule 2.1(a)                                     Subsidiaries
Schedule 2.1(c)                                     Capitalization
Schedule 2.1(e)                                     No Conflicts
Schedule 2.1(g)                                     Certain Changes
Schedule 2.1(h)                                     Litigation
Schedule 2.1(n)                                     Intellectual Property Rights
Schedule 2.1(p)                                     Title
Schedule 2.1(v)                                     Certain Transactions
Schedule I                                          Purchasers


List of Exhibits

EXHIBIT A     Form of Debenture
EXHIBIT B     Form of Warrant
EXHIBIT C     Registration Rights Agreement
EXHIBIT D     Form of Press Release
EXHIBIT E     Opinion of Counsel

                                   SCHEDULE I


                                     Jurisdiction of            Principal Amount        Number of
         Purchaser                     Organization              of Debentures          Warrants         Purchase Price
         ---------                   -----------------          ----------------        ---------        ---------------
Elliott Associates, L.P.           Delaware, U.S.A.                $1,500,000            50,000            $1,500,000

                                                                   $1,500,000
Elliott International, L.P.        Cayman Islands, B.W.I.                                50,000            $1,500,000


                                                                   EXHIBIT 10.60

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THIS DEBENTURE DOES NOT REQUIRE PHYSICAL SURRENDER OF THE DEBENTURE IN THE EVENT OF A PARTIAL REDEMPTION OR CONVERSION. AS A RESULT, FOLLOWING ANY REDEMPTION OR CONVERSION OF ANY PORTION OF THIS DEBENTURE, THE OUTSTANDING PRINCIPAL AMOUNT REPRESENTED BY THIS DEBENTURE MAY BE LESS THAN THE PRINCIPAL AMOUNT AND ACCRUED INTEREST SET FORTH BELOW.

                 7% CONVERTIBLE DEBENTURE DUE DECEMBER 31, 2001

                                       OF

                           GENESISINTERMEDIA.COM, INC.

Debenture No.:  1                          Original Principal Amount: $1,500,000
Issuance Date:  March ___, 2001                               New York, New York


         THIS DEBENTURE ("Debenture") is one of a duly authorized issue of debentures of GenesisIntermedia.com, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), designated as the Company's 7% Convertible Debentures Due December 31, 2001 ("Maturity Date") in an aggregate principal amount (when taken together with the original principal amounts of all other Debentures) which does not exceed Three Million U.S. Dollars (U.S. $3,000,000) (the "Debentures").

         FOR VALUE RECEIVED, the Company hereby promises to pay to the order of ELLIOTT ASSOCIATES, L.P. or its registered assigns or successors-in-interest ("Holder") the principal sum of One Million Five Hundred Thousand Dollars (U.S. $1,500,000), together with all accrued but unpaid interest thereon, if any, on the Maturity Date, to the extent such principal amount and interest has not been converted into the Company's Common Stock, $0.001 par value per share (the "Common Stock"), in accordance with the terms hereof. Interest on the unpaid principal balance hereof shall accrue at the rate of 7% per annum from the date of original issuance hereof (the "Issuance Date") until the same becomes due and payable on the Maturity Date, or such earlier date upon acceleration or by conversion or redemption in accordance with the terms hereof or of the other Transaction Documents. Interest on this Debenture shall accrue daily commencing on the Issuance Date, shall be compounded semi-annually and shall be computed on the basis of a 360-day year, 30-day months and actual days elapsed and shall be payable in accordance with Section 1 hereof. Notwithstanding anything contained herein, this Debenture shall bear interest on the due and unpaid Principal Amount from and after the occurrence and during the continuance of an Event of

Default pursuant to Section 4(a), at the rate (the "Default Rate") equal to the lower of twenty percent (20%) per annum or the highest rate permitted by law. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs, then to unpaid interest and fees and any remaining amount to principal.

         All payments of principal and interest on this Debenture shall be made in lawful money of the United States of America by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Debenture or by Company check. This Debenture may not be prepaid in whole or in part except as otherwise provided herein or in the Transaction Documents. Whenever any amount expressed to be due by the terms of this Debenture is due on any day which is not a Business Day (as defined below), the same shall instead be due on the next succeeding day which is a Business Day.

         Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Securities Purchase Agreement dated on or about the Issuance Date pursuant to which the Debentures were originally issued (the "Purchase Agreement"). For purposes hereof the following terms shall have the meanings ascribed to them below:

         "Business Day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the City of New York are authorized or required by law or executive order to remain closed.

         "Change in Control Transaction" will be deemed to exist if (i) there occurs any consolidation, merger or other business combination of the Company with or into any other corporation or other entity or person (whether or not the Company is the surviving corporation), or any other corporate reorganization or transaction or series of related transactions in which in any of such events the voting stockholders of the Company prior to such event cease to own 50% or more of the voting stock, or corresponding voting equity interests, of the surviving corporation after such event (including without limitation any "going private" transaction under Rule 13e-3 promulgated pursuant to the Exchange Act or tender offer by the Company under Rule 13e-4 promulgated pursuant to the Exchange Act for 20% or more of the Company's Common Stock), (ii) any person (as defined in
Section 13(d) of the Exchange Act), together with its affiliates and associates (as such terms are defined in Rule 405 under the Act), beneficially owns or is deemed to beneficially own (as described in Rule 13d-3 under the Exchange Act without regard to the 60-day exercise period) in excess of 50% of the Company's voting power, (iii) there is a replacement of more than one-half of the members of the Company's Board of Directors which is not approved by those individuals who are members of the Company's Board of Directors on the date thereof, or (iv) in one or a series of related transactions, there is a sale or transfer of all or substantially all of the assets of the Company, determined on a consolidated basis, or (v) the execution by the Company of an agreement to which the Company is a party or which it is bound providing for an event set forth in (i), (ii),
(iii) or (iv) above.

         "Conversion Ratio" means, at any time, a fraction, of which the numerator is the entire outstanding Principal Amount of this Debenture (or such portion thereof that is being redeemed or repurchased), and of which the denominator is the Market Price for the full calendar month immediately preceding such time.

         "Conversion Price" shall equal $20.50, provided that if the arithmetic mean of the closing bid price ("Average Price") as reported by the Principal Market over the five (5) Trading Days immediately preceding the 30th calendar day following the Closing Date is less than $19.50, then the Conversion Price shall instead equal 105% of the Average Price (which Conversion Price shall be subject to adjustment as set forth herein, and the closing bid prices used to determine the Conversion Price shall be appropriately and equitably adjusted for any stock splits, stock dividends, recapitalizations and the like).

         "Convertible Securities" means any convertible securities, warrants, options or other rights to subscribe for or to purchase or exchange for, shares of Common Stock.

         "Effective Date" means the date on which a Registration Statement covering all the Underlying Shares and other Registrable Securities (as defined in the Registration Rights Agreement) is declared effective by the SEC.

         "Effective Registration" shall have the meaning set forth in the Purchase Agreement.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Market Price" shall equal the lesser of (i) the Conversion Price and
(ii) 90% of the arithmetic mean of the ten (10) lowest closing prices of the Common Stock as reported by the Principal Market during the twenty-two (22) Trading Days immediately preceding the date on which such Market Price is being determined.

         "MFN Transaction" shall mean a transaction in which the Company issues or sells any securities in a capital raising transaction or series of related transactions (the "MFN Offering") which grants to the investor (the "MFN Investor") the right to receive additional securities based upon future capital raising transactions of the Company on terms more favorable than those granted to the MFN Investor in the MFN Offering.

         "Per Share Selling Price" shall include the amount actually paid by third parties for each share of Common Stock in a sale or issuance by the Company. In the event a fee is paid by the Company in connection with such transaction directly or indirectly to such third party or its affiliates, any such fee shall be deducted from the selling price pro rata to all shares sold in the transaction to arrive at the Per Share Selling Price. A sale of shares of Common Stock shall include the sale or issuance of rights, options, warrants or convertible, exchangeable or exercisable securities under which the Company is or may become obligated to issue shares of Common Stock, and in such circumstances the Per Share Selling Price of the Common Stock covered thereby shall also include the exercise, exchange or conversion price thereof (in addition to the consideration received by the Company upon such sale or issuance less the fee amount as provided above). In case of any such security issued in a Variable Rate Transaction or an MFN Transaction, the Per Share Selling Price shall be deemed to be the lowest conversion or exercise price at which such securities are converted or exercised or might have been converted or exercised in the case of a Variable Rate Transaction, or the lowest adjustment price in the case of an MFN Transaction, over the life of such securities. If shares are issued for a consideration other than cash, the Per Share Selling Price shall be the fair value of such consideration as determined in good faith by independent certified public accountants mutually acceptable to the Company and the Purchaser. In the event the Company directly or indirectly effectively reduces the conversion, exercise or exchange price for any Convertible Securities which are currently outstanding (other than pursuant to the terms of the transaction documentation for such securities as in effect on the date hereof), then the Per Share Selling Price shall equal such effectively reduced conversion, exercise or exchange price.

         "Principal Amount" shall refer to the sum of (i) the original principal amount of this Debenture, (ii) all accrued but unpaid interest hereunder, and
(iii) any default payments owing under the Transaction Documents but not previously paid or added to the Principal Amount.

         "Principal Market" shall mean the NASDAQ National Market System or such other principal market or exchange on which the Common Stock is then listed for trading.

         "Registration Statement" shall have the meaning set forth in the Registration Rights Agreement.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Trading Day" shall mean a day on which there is trading on the NASDAQ National Market System or such other market or exchange on which the Common Stock is then principally traded.

         "Underlying Shares" means the shares of Common Stock into which the Debentures are convertible (including repayment in Common Stock as set forth herein) in accordance with the terms hereof and the Purchase Agreement.

         "Variable Rate Transaction" shall mean a transaction in which the Company issues or sells (a) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (x) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such debt or equity securities, or (y) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (but excluding standard stock split anti-dilution provisions), or (b) any securities of the Company pursuant to an "equity line" structure which provides for the sale, from time to time, of securities of the Company which are registered for resale pursuant to the Securities Act.

         The following terms and conditions shall apply to this Debenture:

Section 1.     Payments of Principal and Interest.

         (a) Monthly Payments. Subject to the terms of this Section 1, the Company shall repay one-third (1/3) of the original principal amount of this Debenture (to the extent such amount has not been converted pursuant to Section 3(a) below), together with interest accrued to date on such portion of the original principal amount plus any and all default payments owing under the Transaction Documents but not previously paid (collectively, "Monthly Amount"), in accordance with subsection 1(b) below, on the first business day of each consecutive calendar month (each a "Repayment Date") beginning on the first such day which occurs following the 31st day after the Effective Date.

         (b) Cash or Common Stock. Subject to the terms hereof, the Company shall have the right to satisfy payment of the Monthly Amount in full on each Repayment Date either in cash or in shares of Common Stock (but not both) at the Company's option. The Company shall deliver to all the holders of Debentures a written irrevocable notice in the form of Exhibit B attached hereto electing to pay such Monthly Amount in full on such Repayment Date in either cash or Common Stock ("Repayment Election Notice"). Such Repayment Election Notice shall be delivered at least thirty (30) days prior to the applicable Repayment Date but no more than sixty (60) days prior to such Repayment Date (the date of such notice being hereinafter referred to as the "Notice Date"). If such Repayment Election Notice is not delivered within the prescribed period set forth in the preceding sentence, then the repayment shall be made in either cash or shares of Common Stock on the same terms hereunder at the Holder's sole option. If the Company elects or is required to repay any Monthly Amount in cash on a Repayment Date, then on such Repayment Date the Company shall pay to the Holder an amount equal to 105% of such Monthly Amount in satisfaction of such obligation. If the Company elects or is required to repay any Monthly Amount in shares of Common Stock, the number of such shares to be issued for such Repayment Date shall be the number determined by dividing (x) the Monthly Amount, by (y) the Market Price as of such Repayment Date. Such shares shall be issued and delivered within three (3) Trading Days following such Repayment Date and shall be duly authorized, validly issued, fully paid, non-assessable and free and clear of all encumbrances, restrictions and legends. If any Holder does not receive the requisite number of shares of Common Stock in the form required above within such three Trading Day period, the Holder shall have the option of either (a) requiring the Company to issue and deliver all or a portion of such shares or
(b) canceling such election (whether by the Company or Holder) to pay the Monthly Amount in Common Stock (in whole or in part), in which case the Company shall immediately pay in cash the full Monthly Amount due hereunder or such portion as the Holder specifies is to be paid in cash instead of Common Stock. Except as otherwise provided in this Section 1, all holders of Debentures must be treated equally with respect to such payment of the Monthly Amount in shares of Common Stock.

         (c) No Effective Registration. Notwithstanding anything to the contrary herein, the Company shall be prohibited from exercising its right to repay the Monthly Amount in shares of Common Stock (and must deliver cash in respect thereof) on the applicable Repayment Date if at any time from the Notice Date until the time at which the Holders receive such shares there fails to exist Effective Registration or an Event of Default hereunder exists or occurs, unless otherwise waived in writing by the Holder in whole or in part at the Holder's option.

         (d) Ownership/Issuance Limitations. Notwithstanding anything to the contrary herein, the Company shall be prohibited from exercising its right to repay the Monthly Amount in shares of Common Stock (and must deliver cash in respect thereof) on the applicable Repayment Date to the extent, and only to the extent, that such repayment in shares of Common Stock would result in the Holder hereof exceeding the limitations contained in Section 3(i) below. In such event, then (i) the Company on the Repayment Date shall repay such portion of the Monthly Amount in shares of Common Stock as may be effected without exceeding such limitations, (ii) the Repayment Date for the balance of the Monthly Amount shall be extended until such time as such stock payment can be made without violating Section 3(i), provided that if such stock payment cannot be made only because it would violate Section 3(i)(C) below, then at the Holder's option the Company shall redeem such Monthly Amount portion of this Debenture at a redemption price equal to 120% of such Monthly Amount. If any portion of any Monthly Amount remains unpaid as of the Maturity Date hereof, such amount shall be repaid in cash on the Maturity Date (unless accelerated hereunder pursuant to Section 4 below).

         (e) Deemed Conversions. Any repayment of the Monthly Amount in shares of Common Stock pursuant to the terms hereof shall constitute and be deemed a conversion of such portion of the Principal Amount of this Debenture for all purposes under this Debenture and the other Transaction Documents (except that such conversion shall be at the Market Price and except as otherwise provided herein).

    Section 2.   [Intentionally Deleted]

    Section 3.   Conversion.

         (a) Conversion Right. Subject to the terms hereof and restrictions and limitations contained herein, the Holder shall have the right, at such Holder's option, at any time and from time to time to convert the outstanding Principal Amount under this Debenture in whole or in part by delivering to the Company a fully executed notice of conversion in the form of conversion notice attached hereto as Exhibit A (the "Conversion Notice"), which may be transmitted by facsimile. Notwithstanding anything to the contrary herein, this Debenture and the outstanding Principal Amount hereunder shall not be convertible into Common Stock to the extent that such conversion would result in the Holder hereof exceeding the limitations contained in, or otherwise violating the provisions of, Section 3(i) below. In the event of any conversions of the outstanding Principal Amount under this Debenture in part pursuant to this Section 3(a), such conversions shall be deemed to constitute conversions of outstanding Principal Amount applying to Monthly Amounts for the Repayment Dates in chronological order. For example, if the original principal amount under this Debenture were $5,000,000 and the Holder converted $1,500,000 of such original principal amount prior to the first Repayment Date, then (1) the principal amount of the Monthly Amount due on the first Repayment Date would equal $0, (2) the principal amount of the Monthly Amount due on the second Repayment Date would equal $500,000, and (3) the principal amount of the Monthly Amount due on the third, fourth and fifth Repayment Dates would equal $1,000,000 each.

         (b) Common Stock Issuance Upon Conversion.

         (i) Conversion Date Procedures. Upon conversion of this Debenture pursuant to Section 3(a) above, the outstanding Principal Amount hereunder shall be converted into such number of fully paid, validly issued and non-assessable shares of Common Stock, free of any liens, claims and encumbrances, as is determined by dividing the outstanding Principal Amount being converted by the then applicable Conversion Price, provided, however, that for any such conversions with a Conversion Date (as defined below) after delivery of a Repayment Election Notice electing repayment in Common Stock but before the applicable Repayment Date, such outstanding Principal Amount being converted, up to an amount equal to the Monthly Amount, shall be divided by the then applicable Market Price instead of the Conversion Price to determine the number of Underlying Shares issuable. The date of any Conversion Notice hereunder and any Repayment Date shall be referred to herein as the "Conversion Date". If a conversion under this Debenture cannot be effected in full for any reason, or if the Holder is converting less than all of the outstanding Principal Amount hereunder pursuant to a Conversion Notice, the Company shall promptly deliver to the Holder (but no later than five Trading Days after the Conversion Date) a Debenture for such outstanding Principal Amount as has not been converted if this Debenture has been surrendered to the Company for partial conversion. The Holder shall not be required to physically surrender this Debenture to the Company upon any conversion or payment for the Monthly Amount hereunder unless the full outstanding Principal Amount represented by this Debenture is being converted or repaid. The Holder and the Company shall maintain records showing the outstanding Principal Amount so converted and repaid and the dates of such conversions or repayments or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Debenture upon each such conversion or repayment.

         (ii) Stock Certificates or DWAC. The Company will deliver to the Holder not later than three (3) Trading Days after the Conversion Date, a certificate or certificates which shall be free of restrictive legends and trading restrictions, representing the number of shares of Common Stock being acquired upon the conversion of this Debenture. In lieu of delivering physical certificates representing the shares of Common Stock issuable upon conversion of this Debenture, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the Holder, the Company shall use commercially reasonable efforts to cause its transfer agent to electronically transmit such shares issuable upon conversion to the Holder (or its designee), by crediting the account of the Holder's (or such designee's) prime broker with DTC through its Deposit Withdrawal Agent Commission system (provided that the same time periods herein as for stock certificates shall apply). If in the case of any conversion hereunder, such certificate or certificates are not delivered to or as directed by the Holder by the third Trading Day after the Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return this Debenture tendered for conversion. If the Company fails to deliver to the Holder such certificate or certificates (or shares through DTC) pursuant to this
Section 3(b) (free of any restrictions on transfer) in accordance herewith, prior to the fifth Trading Day after the Conversion Date, the Company shall pay to the Holder, in cash, an amount equal to 2% of the Principal Amount per month.

         (c) Conversion Price Adjustments.

         (i) Stock Dividends, Splits and Combinations. If the Company or any of its subsidiaries, at any time while the Debentures are outstanding (A) shall pay a stock dividend or otherwise make a distribution or distributions on any equity securities (including instruments or securities convertible into or exchangeable for such equity securities) in shares of Common Stock, (B) subdivide outstanding Common Stock into a larger number of shares, or (C) combine outstanding Common Stock into a smaller number of shares, then each Affected Conversion Price (as defined below) shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 3(c)(i) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

         As used herein, the Affected Conversion Prices (each an "Affected Conversion Price") shall refer to: (i) the Conversion Price; (ii) each reported daily closing price of the Common Stock on the Principal Market occurring on any Trading Day included in the period used for determining the Market Price or Conversion Price, as the case may be, which Trading Day occurred before the record date in the case of events referred to in clause (A) of this subparagraph 3(c)(i) and before the effective date in the case of the events referred to in clauses (B) and (C) of this subparagraph 3(c)(i).

         (ii) Distributions. If the Company or any of its subsidiaries, at any time while the Debentures are outstanding, shall distribute to all holders of Common Stock evidences of its indebtedness or assets or cash or rights or warrants to subscribe for or purchase any security of the Company or any of its subsidiaries (excluding those referred to in Section 3(c)(i) above), then concurrently with such distributions to holders of Common Stock, the Company shall distribute to holders of the Debentures the amount of such indebtedness, assets, cash or rights or warrants which the holders of Debentures would have received had all their Debentures been converted into Common Stock at the then applicable Market Price immediately prior to the record date for such distribution.

         (iii) Common Stock Issuances. In the event that the Company or any of its subsidiaries (A) issues or sells any Common Stock or securities which are convertible into or exercisable or exchangeable for Common Stock (other than Debentures or Warrants issued under the Purchase Agreement), or any warrants or other rights to subscribe for or to purchase or any options for the purchase of its Common Stock or (B) directly or indirectly effectively reduces the conversion, exercise or exchange price for any Convertible Securities which are currently outstanding (other than pursuant to terms existing on the date hereof), at or to an effective Per Share Selling Price which is less than $21.00 (which such figure shall be appropriately and equitably adjusted for stock splits, stock dividends, recapitalizations and similar events), then in each such case, the Conversion Price in effect immediately prior to such issue or sale or record date, as applicable, shall be reduced effective concurrently with such issue or sale to an amount determined by multiplying the Conversion Price then in effect by a fraction, (x) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for such additional shares would purchase at such Conversion Price, and (y) the denominator of which shall be the number of shares of Common Stock of the Company outstanding immediately after such issue or sale.

         For the purposes of the foregoing adjustments, in the case of the issuance of any Convertible Securities, the maximum number of shares of Common Stock issuable upon exercise, exchange or conversion of such Convertible Securities shall be deemed to be outstanding, provided that no further adjustment shall be made upon the actual issuance of Common Stock upon exercise, exchange or conversion of such Convertible Securities.

         For purposes of this Section 3(c)(iii), if an event occurs that triggers more than one of the above adjustment provisions, then only one adjustment shall be made and the calculation method which yields the greatest downward adjustment in the Conversion Price shall be used.

         (iv) Rounding of Adjustments. All calculations under this Section 3 or
Section 1 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

         (v) Notice of Adjustments. Whenever any Affected Conversion Price is adjusted pursuant to Section 3(c)(ii) or (iii) above, the Company shall promptly deliver to each holder of the Debentures, a notice setting forth the Affected Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, provided that any failure to so provide such notice shall not affect the automatic adjustment hereunder.

         (vi) Change in Control Transactions. In case of any Change in Control Transaction, the Holder shall have the right thereafter to, at its option, (A) convert this Debenture, in whole or in part, at the then applicable Market Price into the shares of stock and other securities, cash and/or property receivable upon or deemed to be held by holders of Common Stock following such Change in Control Transaction, and the Holder shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Company into which this Debenture could have been converted immediately prior to such Change in Control Transaction would have been entitled if such conversion were permitted, subject to such further applicable adjustments set forth in this Section 3 or (B) require the Company or its successor to redeem this Debenture, in whole or in part, at a redemption price equal to the greater of (i) the outstanding Principal Amount being redeemed and (ii) the product of
(x) the arithmetic mean of the Fair Market Price for the five (5) Trading Days immediately preceding the Holder's election to have its Debentures redeemed and
(y) the Conversion Ratio. The terms of any such Change in Control Transaction shall include such terms so as to continue to give to the Holders the right to receive the amount of securities, cash and/or property upon any conversion or redemption following such Change in Control Transaction to which a holder of the number of shares of Common Stock deliverable upon such conversion would have been entitled in such Change in Control Transaction, and interest payable hereunder shall be in cash or such new securities and/or property, at the Holder's option. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

         (vii) Notice of Certain Events. If:

               A. the Company shall declare a dividend (or any other
                  distribution) on its Common Stock; or

               B. the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

               C. the Company shall authorize the granting to all holders of the
                  Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

               D. the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share of exchange whereby the Common Stock is converted into other securities, cash or property; or

               E. the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Debenture, and shall cause to be mailed to the Holder at its last address as it shall appear upon the books of the Company, on or prior to the date notice to the Company's stockholders generally is given, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange.

         (d) Reservation and Issuance of Underlying Securities. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of this Debenture (including repayments in stock), free from preemptive rights or any other actual contingent purchase rights of persons other than the holders of the Debentures, not less than such number of shares of Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments under this Section 3 but without regard to any ownership limitations contained herein) upon the conversion of this Debenture hereunder in Common Stock (including repayments in stock). The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid, nonassessable and freely tradeable.

         (e) No Fractions. Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the closing price of a share of Common Stock at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

         (f) Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the conversion of this Debenture (including repayment in stock) shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the Holder, this Debenture when surrendered for conversion shall be accompanied by an assignment form; and provided further, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any such transfer.

         (g) Cancellation. After all of the Principal Amount (including accrued but unpaid interest and default payments at any time owed on this Debenture) have been paid in full or converted into Common Stock, this Debenture shall automatically be deemed canceled and the Holder shall promptly surrender the Debenture to the Company at the Company's principal executive offices.

         (h) Notices Procedures. Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Conversion Notice, shall be in writing and delivered personally, by confirmed facsimile, or by a nationally recognized overnight courier service to the Company at the facsimile telephone number or address of the principal place of business of the Company as set forth in the Purchase Agreement. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, or by a nationally recognized overnight courier service addressed to the Holder at the facsimile telephone number or address of the Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed delivered (i) upon receipt, when delivered personally, (ii) when sent by facsimile, upon receipt if received on a Business Day prior to 5:00 p.m. (Eastern Time), or on the first Business Day following such receipt if received on a Business Day after 5:00 p.m. (Eastern Time) or
(iii) upon receipt, when deposited with a nationally recognized overnight courier service.

         (i) Conversion Limitations.

               (A) 9.9% Limitation. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon conversion pursuant to the terms hereof shall not exceed a number that, when added to the total number of shares of Common Stock deemed beneficially owned by such Holder (other than by virtue of the ownership of securities or rights to acquire securities (including the Debentures) that have limitations on the Holder's right to convert, exercise or purchase similar to the limitation set forth herein), together with all shares of Common Stock deemed beneficially owned at such time (other than by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) by the holder's "affiliates" at such time (as defined in Rule 144 of the Act) ("Aggregation Parties") that would be aggregated for purposes of determining whether a group under
         Section 13(d) of the Securities Exchange Act of 1934 as amended, exists, would exceed 9.9% of the total issued and outstanding shares of the Common Stock (the "Restricted Ownership Percentage"). Each holder shall have the right (w) at any time and from time to time to reduce its Restricted Ownership Percentage immediately upon notice to the Company and (x) (subject to waiver) at any time and from time to time, to increase its Restricted Ownership Percentage immediately in the event of the announcement as pending or planned, of a Change in Control Transaction.

               (B) Limitation Covenants. The Holder covenants at all times on each day (each such day being referred to as a "Covenant Day") as follows: During the balance of such Covenant Day and the succeeding sixty-one (61) days (the balance of such Covenant Day and the succeeding 61 days being referred to as the "Covenant Period") such Holder will not acquire shares of Common Stock pursuant to any right (including conversion of Debentures) existing at the commencement of the Covenant Period to the extent the number of shares so acquired by such Holder and its Aggregation Parties (ignoring all dispositions) would exceed:

                           (x) the Restricted Ownership Percentage of the total number of shares of Common Stock outstanding at the commencement of the Covenant Period, minus

                           (y) the number of shares of Common Stock actually owned by such Holder and its Aggregation Parties at the commencement of the Covenant Period.

         A new and independent covenant will be deemed to be given by the Holder as of each moment of each Covenant Day. No covenant will terminate, diminish or modify any other covenant. The Holder agrees to comply with each such covenant. This Section 3(i)(B) controls in the case of any conflict with any other provision of the Purchase Agreement or any agreement entered into in connection therewith.

         The Company's obligation to issue shares of Common Stock which would exceed such limits referred to in this Section 3(i) shall be suspended to the extent necessary until such time, if any, as shares of Common Stock may be issued in compliance with such restrictions.

               (C) Overall Limit on Common Stock Issuable. Notwithstanding anything contained herein to the contrary, the number of shares of Common Stock issuable by the Company and acquirable by the Holders of Debentures, together the number of shares issued under the Warrants, shall not exceed 19.9% of the number of shares of Common Stock outstanding on the Closing Date, subject to appropriate adjustment for stock splits, stock dividends, or other similar recapitalizations affecting the Common Stock (the "Maximum Common Stock Issuance"), unless the issuance of shares hereunder in excess of the Maximum Common Stock Issuance shall first be approved by the Company's shareholders in accordance with applicable law and the By-laws and Articles of Incorporation of the Company. If at any point in time and from time to time (each a "Trigger Date") the number of Common Shares issued pursuant to conversion of the Debentures and exercise of the Warrants, together with the number of Common Shares that would then be issuable by the Company in the event of conversion of all the Debentures and exercise of all the Warrants then outstanding, would exceed the Maximum Common Stock Issuance but for this Section 3(i)(C), then the Company shall, at the Company's election, either (A) promptly call a shareholders meeting to obtain shareholder approval for the issuance of Common Shares hereunder in excess of the Maximum Common Stock Issuance, which such shareholder approval shall be obtained within 60 days of the Trigger Date, or (B) purchase from the holders of Debentures and Warrants on a pro rata basis such Principal Amount of Debentures and number of Warrants which cannot be converted or exercised due to such Maximum Common Stock Issuance limitation ("Shortfall") at a redemption price equal to the "Mandatory Repurchase Price" (as defined in the Registration Rights Agreement), which such redemption price shall be paid within three (3) Trading Days after a Trigger Date if this clause
         (B) is elected. The Company shall make such election with two (2) days following the Trigger Date by giving written notice to all holders of Debentures and Warrants. If the Company fails to timely make such election, or elects clause (A) but then fails to obtain such shareholder approval within 60 days following the Trigger Date, then the Company shall purchase the Shortfall at the Mandatory Repurchase Price within three (3) Trading Days following any such failure.

         Section 4. Defaults and Remedies.

               (a) Events of Default. An "Event of Default" is: (i) a default in payment of the Principal Amount or accrued but unpaid interest thereon of any of the Debentures on or after the date such payment is due (to the extent such principal and/or amount has not been converted into Common Stock in accordance with the terms hereof), which default continues for 5 business days after written notice of such non-payment has been received by the Company; (ii) a default in the timely issuance of Underlying Shares upon and in accordance with terms hereof, which default continues for five business days after the Company has received written notice informing the Company that it has failed to issue shares or deliver stock certificates within the fifth day following the Conversion Date; (iii) failure by the Company for thirty (30) days after written notice has been received by the Company to comply with any material provision of any of the Debentures, the Purchase Agreement, the Registration Rights Agreement or the Warrants (including without limitation the failure to issue the requisite number of shares of Common Stock upon conversion hereof and the failure to redeem Debentures upon the Holder's request following a Change in Control Transaction pursuant to Section 3(c)(vi), (iv) a material breach by the Company of its representations or warranties in the Purchase Agreement, Registration Rights Agreement or Warrants; (v) any default after any cure period under, or acceleration prior to maturity of, any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company for in excess of $1 million or for money borrowed the repayment of which is guaranteed by the Company for in excess of $1 million, whether such indebtedness or guarantee now exists or shall be created hereafter; or (vi) if the Company is subject to any Bankruptcy Event.

               (b) Remedies. If an Event of Default occurs and is continuing with respect to any of the Debentures, the Holder may declare all of the then outstanding Principal Amount of this Debenture and all other Debentures held by the Holder, including any interest due thereon, to be due and payable immediately, except that in the case of an Event of Default arising from events described in clauses (v) and (vi) of
         Section 4(a), this Debenture shall become due and payable without further action or notice. In the event of such acceleration, the amount due and owing to the Holder shall be the greater of (1) 125% of the outstanding Principal Amount of the Debentures held by the Holder (plus all accrued and unpaid interest, if any) and (2) the product of (A) the highest closing price for the five (5) Trading days immediately preceding the Holder's acceleration and (B) the Conversion Ratio. In either case the Company shall pay interest on such amount in cash at the Default Rate to the Holder if such amount is not paid within 7 days of Holder's request. The remedies under this Debenture shall be cumulative.

     Section 5.   General.

         (a) Payment of Expenses. The Company agrees to pay all reasonable charges and expenses, including attorneys' fees and expenses, which may be incurred by the Holder in successfully enforcing this Debenture and/or collecting any amount due under this Debenture.

         (b) Savings Clause. In case any provision of this Debenture is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Debenture will not in any way be affected or impaired thereby. In no event shall the amount of interest paid hereunder exceed the maximum rate of interest on the unpaid principal balance hereof allowable by applicable law. If any sum is collected in excess of the applicable maximum rate, the excess collected shall be applied to reduce the principal debt. If the interest actually collected hereunder is still in excess of the applicable maximum rate, the interest rate shall be reduced so as not to exceed the maximum allowable under law.

         (c) Amendment. Neither this Debenture nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and Holders of 75% of the Principal Amount of all Debentures.

         (d) Assignment, Etc. The Holder may assign or transfer this Debenture to any transferee only with the prior written consent of the Company, which may not be unreasonably withheld or delayed, provided that (i) the Holder may assign or transfer this Debenture to any of such Holder's affiliates without the consent of the Company and (ii) upon any Event of Default, the Holder may assign or transfer this Note without the consent of the Company. The Holder shall notify the Company of any such assignment or transfer promptly. This Debenture shall be binding upon the Company and its successors and shall inure to the benefit of the Holder and its successors and permitted assigns.

         (e) No Waiver. No failure on the part of the Holder to exercise, and no delay in exercising any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Holder of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy or power hereby granted to the Holder or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Holder from time to time.

         (f) Governing Law; Jurisdiction.

         (i) Governing Law. THIS DEBENTURE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PROVISIONS THEREOF THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

         (ii) Jurisdiction. The Company irrevocably submits to the exclusive jurisdiction of any State or Federal Court sitting in the State of New York, County of New York, or San Jose, California, over any suit, action, or proceeding arising out of or relating to this Debenture. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action, or proceeding brought in such a court and any claim that suit, action, or proceeding has been brought in an inconvenient forum.

         The Company agrees that the service of process upon it mailed by certified or registered mail (and service so made shall be deemed complete three days after the same has been posted as aforesaid) or by personal service shall be deemed in every respect effective service of process upon it in any such suit or proceeding. Nothing herein shall affect Holder's right to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgement in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         (iii) NO JURY TRIAL. THE COMPANY HERETO KNOWINGLY AND VOLUNTARILY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS DEBENTURE.

         (g) Replacement Debentures. This Debenture may be exchanged by Holder at any time and from time to time for a Debenture or Debentures with different denominations representing an equal aggregate outstanding Principal Amount, as reasonably requested by Holder, upon surrendering the same. No service charge will be made for such registration or exchange. In the event that Holder notifies the Company that this Debenture has been lost, stolen or destroyed, a replacement Debenture identical in all respects to the original Debenture (except for registration number and Principal Amount, if different than that shown on the original Debenture), shall be issued to the Holder, provided that the Holder executes and delivers to the Company an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with the Debenture.


                            [Signature Page Follows]

         IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed on the day and in the year first above written.


                                                   GenesisIntermedia.com, Inc.


                                                   By:  _______________________
                                                   Name:
                                                   Title:

Attest:

Sign:  ___________________________
        Print Name:

                                    EXHIBIT A

                            FORM OF CONVERSION NOTICE

(To be Executed by the Holder
in order to Convert a Debenture)

The undersigned hereby elects to convert the aggregate outstanding Principal Amount (as defined in the Debenture) indicated below of this Debenture into shares of Common Stock, $0.001 par value per share (the "Common Stock"), of GenesisIntermedia.com, Inc. (the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any. The undersigned represents as of the date hereof that, after giving effect to the conversion of this Debenture pursuant to this Conversion Notice, the undersigned will not exceed the "Restricted Ownership Percentage" contained in
Section 3(i)(A) of this Debenture and will remain in compliance with Section 3(i)(B) of this Debenture.

Conversion information:

                        -------------------------------------------------------
                        Date to Effect Conversion

                        -------------------------------------------------------
                        Aggregate Principal Amount of Debenture Being Converted

                        -------------------------------------------------------
                        Number of shares of Common Stock to be Issued

                        -------------------------------------------------------
                        Applicable Conversion Price

                        -------------------------------------------------------
                        Signature

                        -------------------------------------------------------
                        Name

                        -------------------------------------------------------
                        Address

                                    EXHIBIT B

                        FORM OF REPAYMENT ELECTION NOTICE

To:      [Holder at Holder's Address]

         Pursuant to Section 1(b) of Debenture No. ______ of
GenesisIntermedia.com, Inc. issued on March __, 2001, we hereby notify you that we are irrevocably electing to repay the outstanding Monthly Amount (as defined in the Debenture) due on the Repayment Date (as defined in the Debenture) which occurs on _____________, 2001 (check one):


         ____________      In full in cash on such Repayment Date.

         ____________      In full in shares of the Company's Common
                           Stock within three (3) Trading Days following such Repayment Date.



                                                    GenesisIntermedia.com, Inc.

                                                    By:  ______________________
                                                    Name:
                                                    Title:

                                                                   EXHIBIT 10.61

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THIS DEBENTURE DOES NOT REQUIRE PHYSICAL SURRENDER OF THE DEBENTURE IN THE EVENT OF A PARTIAL REDEMPTION OR CONVERSION. AS A RESULT, FOLLOWING ANY REDEMPTION OR CONVERSION OF ANY PORTION OF THIS DEBENTURE, THE OUTSTANDING PRINCIPAL AMOUNT REPRESENTED BY THIS DEBENTURE MAY BE LESS THAN THE PRINCIPAL AMOUNT AND ACCRUED INTEREST SET FORTH BELOW.

                 7% CONVERTIBLE DEBENTURE DUE DECEMBER 31, 2001

                                       OF

                           GenesisIntermedia.com, Inc.

Debenture No.:  2                         Original Principal Amount: $1,500,000
Issuance Date:  March ___, 2001                              New York, New York


         THIS DEBENTURE ("Debenture") is one of a duly authorized issue of debentures of GenesisIntermedia.com, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), designated as the Company's 7% Convertible Debentures Due December 31, 2001 ("Maturity Date") in an aggregate principal amount (when taken together with the original principal amounts of all other Debentures) which does not exceed Three Million U.S. Dollars (U.S. $3,000,000) (the "Debentures").

         FOR VALUE RECEIVED, the Company hereby promises to pay to the order of ELLIOTT INTERNATIONAL, L.P. or its registered assigns or successors-in-interest ("Holder") the principal sum of One Million Five Hundred Thousand Dollars (U.S. $1,500,000), together with all accrued but unpaid interest thereon, if any, on the Maturity Date, to the extent such principal amount and interest has not been converted into the Company's Common Stock, $0.001 par value per share (the "Common Stock"), in accordance with the terms hereof. Interest on the unpaid principal balance hereof shall accrue at the rate of 7% per annum from the date of original issuance hereof (the "Issuance Date") until the same becomes due and payable on the Maturity Date, or such earlier date upon acceleration or by conversion or redemption in accordance with the terms hereof or of the other Transaction Documents. Interest on this Debenture shall accrue daily commencing on the Issuance Date, shall be compounded semi-annually and shall be computed on the basis of a 360-day year, 30-day months and actual days elapsed and shall be payable in accordance with Section 1 hereof. Notwithstanding anything contained herein, this Debenture shall bear interest on the due and unpaid Principal Amount from and after the occurrence and during the continuance of an Event of

Default pursuant to Section 4(a), at the rate (the "Default Rate") equal to the lower of twenty percent (20%) per annum or the highest rate permitted by law. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs, then to unpaid interest and fees and any remaining amount to principal.

         All payments of principal and interest on this Debenture shall be made in lawful money of the United States of America by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Debenture or by Company check. This Debenture may not be prepaid in whole or in part except as otherwise provided herein or in the Transaction Documents. Whenever any amount expressed to be due by the terms of this Debenture is due on any day which is not a Business Day (as defined below), the same shall instead be due on the next succeeding day which is a Business Day.

         Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Securities Purchase Agreement dated on or about the Issuance Date pursuant to which the Debentures were originally issued (the "Purchase Agreement"). For purposes hereof the following terms shall have the meanings ascribed to them below:

         "Business Day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the City of New York are authorized or required by law or executive order to remain closed.

         "Change in Control Transaction" will be deemed to exist if (i) there occurs any consolidation, merger or other business combination of the Company with or into any other corporation or other entity or person (whether or not the Company is the surviving corporation), or any other corporate reorganization or transaction or series of related transactions in which in any of such events the voting stockholders of the Company prior to such event cease to own 50% or more of the voting stock, or corresponding voting equity interests, of the surviving corporation after such event (including without limitation any "going private" transaction under Rule 13e-3 promulgated pursuant to the Exchange Act or tender offer by the Company under Rule 13e-4 promulgated pursuant to the Exchange Act for 20% or more of the Company's Common Stock), (ii) any person (as defined in
Section 13(d) of the Exchange Act), together with its affiliates and associates (as such terms are defined in Rule 405 under the Act), beneficially owns or is deemed to beneficially own (as described in Rule 13d-3 under the Exchange Act without regard to the 60-day exercise period) in excess of 50% of the Company's voting power, (iii) there is a replacement of more than one-half of the members of the Company's Board of Directors which is not approved by those individuals who are members of the Company's Board of Directors on the date thereof, or (iv) in one or a series of related transactions, there is a sale or transfer of all or substantially all of the assets of the Company, determined on a consolidated basis, or (v) the execution by the Company of an agreement to which the Company is a party or which it is bound providing for an event set forth in (i), (ii),
(iii) or (iv) above.

         "Conversion Ratio" means, at any time, a fraction, of which the numerator is the entire outstanding Principal Amount of this Debenture (or such portion thereof that is being redeemed or repurchased), and of which the denominator is the Market Price for the full calendar month immediately preceding such time.

          "Conversion Price" shall equal $20.50, provided that if the arithmetic mean of the closing bid price ("Average Price") as reported by the Principal Market over the five (5) Trading Days immediately preceding the 30th calendar day following the Closing Date is less than $19.50, then the Conversion Price shall instead equal 105% of the Average Price (which Conversion Price shall be subject to adjustment as set forth herein, and the closing bid prices used to determine the Conversion Price shall be appropriately and equitably adjusted for any stock splits, stock dividends, recapitalizations and the like).

         "Convertible Securities" means any convertible securities, warrants, options or other rights to subscribe for or to purchase or exchange for, shares of Common Stock.

         "Effective Date" means the date on which a Registration Statement covering all the Underlying Shares and other Registrable Securities (as defined in the Registration Rights Agreement) is declared effective by the SEC.

         "Effective Registration" shall have the meaning set forth in the Purchase Agreement.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Market Price" shall equal the lesser of (i) the Conversion Price and
(ii) 90% of the arithmetic mean of the ten (10) lowest closing prices of the Common Stock as reported by the Principal Market during the twenty-two (22) Trading Days immediately preceding the date on which such Market Price is being determined.

         "MFN Transaction" shall mean a transaction in which the Company issues or sells any securities in a capital raising transaction or series of related transactions (the "MFN Offering") which grants to the investor (the "MFN Investor") the right to receive additional securities based upon future capital raising transactions of the Company on terms more favorable than those granted to the MFN Investor in the MFN Offering.

         "Per Share Selling Price" shall include the amount actually paid by third parties for each share of Common Stock in a sale or issuance by the Company. In the event a fee is paid by the Company in connection with such transaction directly or indirectly to such third party or its affiliates, any such fee shall be deducted from the selling price pro rata to all shares sold in the transaction to arrive at the Per Share Selling Price. A sale of shares of Common Stock shall include the sale or issuance of rights, options, warrants or convertible, exchangeable or exercisable securities under which the Company is or may become obligated to issue shares of Common Stock, and in such circumstances the Per Share Selling Price of the Common Stock covered thereby shall also include the exercise, exchange or conversion price thereof (in addition to the consideration received by the Company upon such sale or issuance less the fee amount as provided above). In case of any such security issued in a Variable Rate Transaction or an MFN Transaction, the Per Share Selling Price shall be deemed to be the lowest conversion or exercise price at which such securities are converted or exercised or might have been converted or exercised in the case of a Variable Rate Transaction, or the lowest adjustment price in the case of an MFN Transaction, over the life of such securities. If shares are issued for a consideration other than cash, the Per Share Selling Price shall be the fair value of such consideration as determined in good faith by independent certified public accountants mutually acceptable to the Company and the

Purchaser. In the event the Company directly or indirectly effectively reduces the conversion, exercise or exchange price for any Convertible Securities which are currently outstanding (other than pursuant to the terms of the transaction documentation for such securities as in effect on the date hereof), then the Per Share Selling Price shall equal such effectively reduced conversion, exercise or exchange price.

         "Principal Amount" shall refer to the sum of (i) the original principal amount of this Debenture, (ii) all accrued but unpaid interest hereunder, and
(iii) any default payments owing under the Transaction Documents but not previously paid or added to the Principal Amount.

         "Principal Market" shall mean the NASDAQ National Market System or such other principal market or exchange on which the Common Stock is then listed for trading.

         "Registration Statement" shall have the meaning set forth in the Registration Rights Agreement.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Trading Day" shall mean a day on which there is trading on the NASDAQ National Market System or such other market or exchange on which the Common Stock is then principally traded.

         "Underlying Shares" means the shares of Common Stock into which the Debentures are convertible (including repayment in Common Stock as set forth herein) in accordance with the terms hereof and the Purchase Agreement.

         "Variable Rate Transaction" shall mean a transaction in which the Company issues or sells (a) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (x) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such debt or equity securities, or (y) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (but excluding standard stock split anti-dilution provisions), or (b) any securities of the Company pursuant to an "equity line" structure which provides for the sale, from time to time, of securities of the Company which are registered for resale pursuant to the Securities Act.

         The following terms and conditions shall apply to this Debenture:

         Section 1.  Payments of Principal and Interest.

         (a) Monthly Payments. Subject to the terms of this Section 1, the Company shall repay one-third (1/3) of the original principal amount of this Debenture (to the extent such amount has not been converted pursuant to Section 3(a) below), together with interest accrued to date on such portion of the original principal amount plus any and all default payments owing under the Transaction Documents but not previously paid (collectively, "Monthly Amount"), in accordance with subsection 1(b) below, on the first business day of each consecutive calendar month (each a "Repayment Date") beginning on the first such day which occurs following the 31st day after the Effective Date.

         (b) Cash or Common Stock. Subject to the terms hereof, the Company shall have the right to satisfy payment of the Monthly Amount in full on each Repayment Date either in cash or in shares of Common Stock (but not both) at the Company's option. The Company shall deliver to all the holders of Debentures a written irrevocable notice in the form of Exhibit B attached hereto electing to pay such Monthly Amount in full on such Repayment Date in either cash or Common Stock ("Repayment Election Notice"). Such Repayment Election Notice shall be delivered at least thirty (30) days prior to the applicable Repayment Date but no more than sixty (60) days prior to such Repayment Date (the date of such notice being hereinafter referred to as the "Notice Date"). If such Repayment Election Notice is not delivered within the prescribed period set forth in the preceding sentence, then the repayment shall be made in either cash or shares of Common Stock on the same terms hereunder at the Holder's sole option. If the Company elects or is required to repay any Monthly Amount in cash on a Repayment Date, then on such Repayment Date the Company shall pay to the Holder an amount equal to 105% of such Monthly Amount in satisfaction of such obligation. If the Company elects or is required to repay any Monthly Amount in shares of Common Stock, the number of such shares to be issued for such Repayment Date shall be the number determined by dividing (x) the Monthly Amount, by (y) the Market Price as of such Repayment Date. Such shares shall be issued and delivered within three (3) Trading Days following such Repayment Date and shall be duly authorized, validly issued, fully paid, non-assessable and free and clear of all encumbrances, restrictions and legends. If any Holder does not receive the requisite number of shares of Common Stock in the form required above within such three Trading Day period, the Holder shall have the option of either (a) requiring the Company to issue and deliver all or a portion of such shares or
(b) canceling such election (whether by the Company or Holder) to pay the Monthly Amount in Common Stock (in whole or in part), in which case the Company shall immediately pay in cash the full Monthly Amount due hereunder or such portion as the Holder specifies is to be paid in cash instead of Common Stock. Except as otherwise provided in this Section 1, all holders of Debentures must be treated equally with respect to such payment of the Monthly Amount in shares of Common Stock.

         (c) No Effective Registration. Notwithstanding anything to the contrary herein, the Company shall be prohibited from exercising its right to repay the Monthly Amount in shares of Common Stock (and must deliver cash in respect thereof) on the applicable Repayment Date if at any time from the Notice Date until the time at which the Holders receive such shares there fails to exist Effective Registration or an Event of Default hereunder exists or occurs, unless otherwise waived in writing by the Holder in whole or in part at the Holder's option.

         (d) Ownership/Issuance Limitations. Notwithstanding anything to the contrary herein, the Company shall be prohibited from exercising its right to repay the Monthly Amount in shares of Common Stock (and must deliver cash in respect thereof) on the applicable Repayment Date to the extent, and only to the extent, that such repayment in shares of Common Stock would result in the Holder hereof exceeding the limitations contained in Section 3(i) below. In such event, then (i) the Company on the Repayment Date shall repay such portion of the Monthly Amount in shares of Common Stock as may be effected without exceeding such limitations, (ii) the Repayment Date for the balance of the Monthly Amount shall be extended until such time as such stock payment can be made without violating Section 3(i), provided that if such stock payment cannot be made only because it would violate Section 3(i)(C) below, then at the Holder's option the

Company shall redeem such Monthly Amount portion of this Debenture at a redemption price equal to 120% of such Monthly Amount. If any portion of any Monthly Amount remains unpaid as of the Maturity Date hereof, such amount shall be repaid in cash on the Maturity Date (unless accelerated hereunder pursuant to Section 4 below).

         (e) Deemed Conversions. Any repayment of the Monthly Amount in shares of Common Stock pursuant to the terms hereof shall constitute and be deemed a conversion of such portion of the Principal Amount of this Debenture for all purposes under this Debenture and the other Transaction Documents (except that such conversion shall be at the Market Price and except as otherwise provided herein).

         Section 2.  [Intentionally Deleted]

         Section 3.  Conversion.

         (a) Conversion Right. Subject to the terms hereof and restrictions and limitations contained herein, the Holder shall have the right, at such Holder's option, at any time and from time to time to convert the outstanding Principal Amount under this Debenture in whole or in part by delivering to the Company a fully executed notice of conversion in the form of conversion notice attached hereto as Exhibit A (the "Conversion Notice"), which may be transmitted by facsimile. Notwithstanding anything to the contrary herein, this Debenture and the outstanding Principal Amount hereunder shall not be convertible into Common Stock to the extent that such conversion would result in the Holder hereof exceeding the limitations contained in, or otherwise violating the provisions of, Section 3(i) below. In the event of any conversions of the outstanding Principal Amount under this Debenture in part pursuant to this Section 3(a), such conversions shall be deemed to constitute conversions of outstanding Principal Amount applying to Monthly Amounts for the Repayment Dates in chronological order. For example, if the original principal amount under this Debenture were $5,000,000 and the Holder converted $1,500,000 of such original principal amount prior to the first Repayment Date, then (1) the principal amount of the Monthly Amount due on the first Repayment Date would equal $0, (2) the principal amount of the Monthly Amount due on the second Repayment Date would equal $500,000, and (3) the principal amount of the Monthly Amount due on the third, fourth and fifth Repayment Dates would equal $1,000,000 each.

(b)      Common Stock Issuance Upon Conversion.

         (i) Conversion Date Procedures. Upon conversion of this Debenture pursuant to Section 3(a) above, the outstanding Principal Amount hereunder shall be converted into such number of fully paid, validly issued and non-assessable shares of Common Stock, free of any liens, claims and encumbrances, as is determined by dividing the outstanding Principal Amount being converted by the then applicable Conversion Price, provided, however, that for any such conversions with a Conversion Date (as defined below) after delivery of a Repayment Election Notice electing repayment in Common Stock but before the applicable Repayment Date, such outstanding Principal Amount being converted, up to an amount equal to the Monthly Amount, shall be divided by the then applicable Market Price instead of the Conversion Price to determine the number of Underlying Shares issuable. The date of any Conversion Notice hereunder and any Repayment Date shall be referred to herein as the "Conversion Date". If a conversion under this Debenture cannot be effected in full for any reason, or if the Holder is converting less than all of the outstanding Principal Amount hereunder pursuant to a Conversion Notice, the Company shall promptly deliver to the Holder (but no later than five Trading Days after the Conversion Date) a Debenture for such outstanding Principal Amount as has not been converted if this Debenture has been surrendered to the Company for partial conversion. The Holder shall not be required to physically surrender this Debenture to the Company upon any conversion or payment for the Monthly Amount hereunder unless the full outstanding Principal Amount represented by this Debenture is being converted or repaid. The Holder and the Company shall maintain records showing the outstanding Principal Amount so converted and repaid and the dates of such conversions or repayments or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Debenture upon each such conversion or repayment.

         (ii) Stock Certificates or DWAC. The Company will deliver to the Holder not later than three (3) Trading Days after the Conversion Date, a certificate or certificates which shall be free of restrictive legends and trading restrictions, representing the number of shares of Common Stock being acquired upon the conversion of this Debenture. In lieu of delivering physical certificates representing the shares of Common Stock issuable upon conversion of this Debenture, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the Holder, the Company shall use commercially reasonable efforts to cause its transfer agent to electronically transmit such shares issuable upon conversion to the Holder (or its designee), by crediting the account of the Holder's (or such designee's) prime broker with DTC through its Deposit Withdrawal Agent Commission system (provided that the same time periods herein as for stock certificates shall apply). If in the case of any conversion hereunder, such certificate or certificates are not delivered to or as directed by the Holder by the third Trading Day after the Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return this Debenture tendered for conversion. If the Company fails to deliver to the Holder such certificate or certificates (or shares through DTC) pursuant to this
Section 3(b) (free of any restrictions on transfer) in accordance herewith, prior to the fifth Trading Day after the Conversion Date, the Company shall pay to the Holder, in cash, an amount equal to 2% of the Principal Amount per month.

         (c) Conversion Price Adjustments.

         (i) Stock Dividends, Splits and Combinations. If the Company or any of its subsidiaries, at any time while the Debentures are outstanding (A) shall pay a stock dividend or otherwise make a distribution or distributions on any equity securities (including instruments or securities convertible into or exchangeable for such equity securities) in shares of Common Stock, (B) subdivide outstanding Common Stock into a larger number of shares, or (C) combine outstanding Common Stock into a smaller number of shares, then each Affected Conversion Price (as defined below) shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 3(c)(i) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

         As used herein, the Affected Conversion Prices (each an "Affected Conversion Price") shall refer to: (i) the Conversion Price; (ii) each reported daily closing price of the Common Stock on the Principal Market occurring on any Trading Day included in the period used for determining the Market Price or Conversion Price, as the case may be, which Trading Day occurred before the record date in the case of events referred to in clause (A) of this subparagraph 3(c)(i) and before the effective date in the case of the events referred to in clauses (B) and (C) of this subparagraph 3(c)(i).

         (ii) Distributions. If the Company or any of its subsidiaries, at any time while the Debentures are outstanding, shall distribute to all holders of Common Stock evidences of its indebtedness or assets or cash or rights or warrants to subscribe for or purchase any security of the Company or any of its subsidiaries (excluding those referred to in Section 3(c)(i) above), then concurrently with such distributions to holders of Common Stock, the Company shall distribute to holders of the Debentures the amount of such indebtedness, assets, cash or rights or warrants which the holders of Debentures would have received had all their Debentures been converted into Common Stock at the then applicable Market Price immediately prior to the record date for such distribution.

         (iii) Common Stock Issuances. In the event that the Company or any of its subsidiaries (A) issues or sells any Common Stock or securities which are convertible into or exercisable or exchangeable for Common Stock (other than Debentures or Warrants issued under the Purchase Agreement), or any warrants or other rights to subscribe for or to purchase or any options for the purchase of its Common Stock or (B) directly or indirectly effectively reduces the conversion, exercise or exchange price for any Convertible Securities which are currently outstanding (other than pursuant to terms existing on the date hereof), at or to an effective Per Share Selling Price which is less than $21.00 (which such figure shall be appropriately and equitably adjusted for stock splits, stock dividends, recapitalizations and similar events), then in each such case, the Conversion Price in effect immediately prior to such issue or sale or record date, as applicable, shall be reduced effective concurrently with such issue or sale to an amount determined by multiplying the Conversion Price then in effect by a fraction, (x) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for such additional shares would purchase at such Conversion Price, and (y) the denominator of which shall be the number of shares of Common Stock of the Company outstanding immediately after such issue or sale.

         For the purposes of the foregoing adjustments, in the case of the issuance of any Convertible Securities, the maximum number of shares of Common Stock issuable upon exercise, exchange or conversion of such Convertible Securities shall be deemed to be outstanding, provided that no further adjustment shall be made upon the actual issuance of Common Stock upon exercise, exchange or conversion of such Convertible Securities.

         For purposes of this Section 3(c)(iii), if an event occurs that triggers more than one of the above adjustment provisions, then only one adjustment shall be made and the calculation method which yields the greatest downward adjustment in the Conversion Price shall be used.

         (iv) Rounding of Adjustments. All calculations under this Section 3 or
Section 1 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

         (v) Notice of Adjustments. Whenever any Affected Conversion Price is adjusted pursuant to Section 3(c)(ii) or (iii) above, the Company shall promptly deliver to each holder of the Debentures, a notice setting forth the Affected Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, provided that any failure to so provide such notice shall not affect the automatic adjustment hereunder.

         (vi) Change in Control Transactions. In case of any Change in Control Transaction, the Holder shall have the right thereafter to, at its option, (A) convert this Debenture, in whole or in part, at the then applicable Market Price into the shares of stock and other securities, cash and/or property receivable upon or deemed to be held by holders of Common Stock following such Change in Control Transaction, and the Holder shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Company into which this Debenture could have been converted immediately prior to such Change in Control Transaction would have been entitled if such conversion were permitted, subject to such further applicable adjustments set forth in this Section 3 or (B) require the Company or its successor to redeem this Debenture, in whole or in part, at a redemption price equal to the greater of (i) the outstanding Principal Amount being redeemed and (ii) the product of
(x) the arithmetic mean of the Fair Market Price for the five (5) Trading Days immediately preceding the Holder's election to have its Debentures redeemed and
(y) the Conversion Ratio. The terms of any such Change in Control Transaction shall include such terms so as to continue to give to the Holders the right to receive the amount of securities, cash and/or property upon any conversion or redemption following such Change in Control Transaction to which a holder of the number of shares of Common Stock deliverable upon such conversion would have been entitled in such Change in Control Transaction, and interest payable hereunder shall be in cash or such new securities and/or property, at the Holder's option. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

         (vii) Notice of Certain Events. If:

                              A.     the Company shall declare a dividend
                                     (or any other distribution) on
                                     its Common Stock; or

                              B.     the Company shall declare a special
                                     nonrecurring  cash dividend on or a
                                     redemption of its Common Stock; or

                              C.     the Company shall authorize the
                                     granting to all holders of the Common
                                     Stock rights or warrants to subscribe
                                     for or purchase any shares of capital
                                     stock of any class or of any rights;
                                     or

                              D.     the approval of any stockholders of
                                     the Company shall be required in
                                     connection with any reclassification
                                     of the Common Stock of the Company,
                                     any consolidation or merger to which
                                     the Company is a party, any sale or
                                     transfer of all or substantially all
                                     of the assets of the Company, of any
                                     compulsory share of exchange whereby
                                     the Common Stock is converted into
                                     other securities, cash or property;
                                     or

                              E.     the Company shall authorize the
                                     voluntary or involuntary dissolution,
                                     liquidation or winding up of the
                                     affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Debenture, and shall cause to be mailed to the Holder at its last address as it shall appear upon the books of the Company, on or prior to the date notice to the Company's stockholders generally is given, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange.

         (d) Reservation and Issuance of Underlying Securities. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of this Debenture (including repayments in stock), free from preemptive rights or any other actual contingent purchase rights of persons other than the holders of the Debentures, not less than such number of shares of Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments under this Section 3 but without regard to any ownership limitations contained herein) upon the conversion of this Debenture hereunder in Common Stock (including repayments in stock). The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid, nonassessable and freely tradeable.

         (e) No Fractions. Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the closing price of a share of Common Stock at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

         (f) Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the conversion of this Debenture (including repayment in stock) shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the Holder, this Debenture when surrendered for conversion shall be accompanied by an assignment form; and provided further, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any such transfer.

         (g) Cancellation. After all of the Principal Amount (including accrued but unpaid interest and default payments at any time owed on this Debenture) have been paid in full or converted into Common Stock, this Debenture shall automatically be deemed canceled and the Holder shall promptly surrender the Debenture to the Company at the Company's principal executive offices.

         (h) Notices Procedures. Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Conversion Notice, shall be in writing and delivered personally, by confirmed facsimile, or by a nationally recognized overnight courier service to the Company at the facsimile telephone number or address of the principal place of business of the Company as set forth in the Purchase Agreement. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, or by a nationally recognized overnight courier service addressed to the Holder at the facsimile telephone number or address of the Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed delivered (i) upon receipt, when delivered personally, (ii) when sent by facsimile, upon receipt if received on a Business Day prior to 5:00 p.m. (Eastern Time), or on the first Business Day following such receipt if received on a Business Day after 5:00 p.m. (Eastern Time) or
(iii) upon receipt, when deposited with a nationally recognized overnight courier service.

         (i) Conversion Limitations.

    (A) 9.9% Limitation. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon conversion pursuant to the terms hereof shall not exceed a number that, when added to the total number of shares of Common Stock deemed beneficially owned by such Holder (other than by virtue of the ownership of securities or rights to acquire securities (including the Debentures) that have limitations on the Holder's right to convert, exercise or purchase similar to the limitation set forth herein), together with all shares of Common Stock deemed beneficially owned at such time (other than by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) by the holder's "affiliates" at such time (as defined in Rule 144 of the Act) ("Aggregation Parties") that would be aggregated for purposes of determining whether a group under Section 13(d) of the Securities Exchange Act of 1934 as amended, exists, would exceed 9.9% of the total issued and outstanding shares of the Common Stock (the "Restricted Ownership Percentage"). Each holder shall have the right
         (w) at any time and from time to time to reduce its Restricted Ownership Percentage immediately upon notice to the Company and (x) (subject to waiver) at any time and from time to time, to increase its Restricted Ownership Percentage immediately in the event of the announcement as pending or planned, of a Change in Control Transaction.

    (B) Limitation Covenants. The Holder covenants at all times on each day (each such day being referred to as a "Covenant Day") as follows:
         During the balance of such Covenant Day and the succeeding sixty-one
         (61) days (the balance of such Covenant Day and the succeeding 61 days being referred to as the "Covenant Period") such Holder will not acquire shares of Common Stock pursuant to any right (including conversion of Debentures) existing at the commencement of the Covenant Period to the extent the number of shares so acquired by such Holder and its Aggregation Parties (ignoring all dispositions) would exceed:

                       (x) the Restricted Ownership Percentage of the total number of shares of Common Stock outstanding at the commencement of the Covenant Period, minus

                       (y) the number of shares of Common Stock actually owned by such Holder and its Aggregation Parties at the commencement of the Covenant Period.

         A new and independent covenant will be deemed to be given by the Holder as of each moment of each Covenant Day. No covenant will terminate, diminish or modify any other covenant. The Holder agrees to comply with each such covenant. This Section 3(i)(B) controls in the case of any conflict with any other provision of the Purchase Agreement or any agreement entered into in connection therewith.

         The Company's obligation to issue shares of Common Stock which would exceed such limits referred to in this Section 3(i) shall be suspended to the extent necessary until such time, if any, as shares of Common Stock may be issued in compliance with such restrictions.

    (C) Overall Limit on Common Stock Issuable. Notwithstanding anything contained herein to the contrary, the number of shares of Common Stock issuable by the Company and acquirable by the Holders of Debentures, together the number of shares issued under the Warrants, shall not exceed 19.9% of the number of shares of Common Stock outstanding on the Closing Date, subject to appropriate adjustment for stock splits, stock dividends, or other similar recapitalizations affecting the Common Stock (the "Maximum Common Stock Issuance"), unless the issuance of shares hereunder in excess of the Maximum Common Stock Issuance shall first be approved by the Company's shareholders in accordance with applicable law and the By-laws and Articles of Incorporation of the Company. If at any point in time and from time to time (each a "Trigger Date") the number of Common Shares issued pursuant to conversion of the Debentures and exercise of the Warrants, together with the number of Common Shares that would then be issuable by the Company in the event of conversion of all the Debentures and exercise of all the Warrants then outstanding, would exceed the Maximum Common Stock Issuance but for this Section 3(i)(C), then the Company shall, at the Company's election, either (A) promptly call a shareholders meeting to obtain shareholder approval for the issuance of Common Shares hereunder in excess of the Maximum Common Stock Issuance, which such shareholder approval shall be obtained within 60 days of the Trigger Date, or (B) purchase from the holders of Debentures and Warrants on a pro rata basis such Principal Amount of Debentures and number of Warrants which cannot be converted or exercised due to such Maximum Common Stock

         Issuance limitation ("Shortfall") at a redemption price equal to the "Mandatory Repurchase Price" (as defined in the Registration Rights Agreement), which such redemption price shall be paid within three (3) Trading Days after a Trigger Date if this clause (B) is elected. The Company shall make such election with two (2) days following the Trigger Date by giving written notice to all holders of Debentures and Warrants. If the Company fails to timely make such election, or elects clause (A) but then fails to obtain such shareholder approval within 60 days following the Trigger Date, then the Company shall purchase the Shortfall at the Mandatory Repurchase Price within three (3) Trading Days following any such failure.

         Section 4. Defaults and Remedies.

         (a) Events of Default. An "Event of Default" is: (i) a default in payment of the Principal Amount or accrued but unpaid interest thereon of any of the Debentures on or after the date such payment is due (to the extent such principal and/or amount has not been converted into Common Stock in accordance with the terms hereof), which default continues for 5 business days after written notice of such non-payment has been received by the Company; (ii) a default in the timely issuance of Underlying Shares upon and in accordance with terms hereof, which default continues for five business days after the Company has received written notice informing the Company that it has failed to issue shares or deliver stock certificates within the fifth day following the Conversion Date; (iii) failure by the Company for thirty (30) days after written notice has been received by the Company to comply with any material provision of any of the Debentures, the Purchase Agreement, the Registration Rights Agreement or the Warrants (including without limitation the failure to issue the requisite number of shares of Common Stock upon conversion hereof and the failure to redeem Debentures upon the Holder's request following a Change in Control Transaction pursuant to Section 3(c)(vi), (iv) a material breach by the Company of its representations or warranties in the Purchase Agreement, Registration Rights Agreement or Warrants; (v) any default after any cure period under, or acceleration prior to maturity of, any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company for in excess of $1 million or for money borrowed the repayment of which is guaranteed by the Company for in excess of $1 million, whether such indebtedness or guarantee now exists or shall be created hereafter; or (vi) if the Company is subject to any Bankruptcy Event.

         (b) Remedies. If an Event of Default occurs and is continuing with respect to any of the Debentures, the Holder may declare all of the then outstanding Principal Amount of this Debenture and all other Debentures held by the Holder, including any interest due thereon, to be due and payable immediately, except that in the case of an Event of Default arising from events described in clauses (v) and (vi) of Section 4(a), this Debenture shall become due and payable without further action or notice. In the event of such acceleration, the amount due and owing to the Holder shall be the greater of (1) 125% of the outstanding Principal Amount of the Debentures held by the Holder (plus all accrued and unpaid interest, if any) and (2) the product of (A) the highest closing price for the five (5) Trading days immediately preceding the Holder's acceleration and (B) the Conversion Ratio. In either case the Company shall pay interest on such amount in cash at the Default Rate to the Holder if such amount is not paid within 7 days of Holder's request. The remedies under this Debenture shall be cumulative.

Section 5.        General.

         (a) Payment of Expenses. The Company agrees to pay all reasonable charges and expenses, including attorneys' fees and expenses, which may be incurred by the Holder in successfully enforcing this Debenture and/or collecting any amount due under this Debenture.

         (b) Savings Clause. In case any provision of this Debenture is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Debenture will not in any way be affected or impaired thereby. In no event shall the amount of interest paid hereunder exceed the maximum rate of interest on the unpaid principal balance hereof allowable by applicable law. If any sum is collected in excess of the applicable maximum rate, the excess collected shall be applied to reduce the principal debt. If the interest actually collected hereunder is still in excess of the applicable maximum rate, the interest rate shall be reduced so as not to exceed the maximum allowable under law.

         (c) Amendment. Neither this Debenture nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and Holders of 75% of the Principal Amount of all Debentures.

         (d) Assignment, Etc. The Holder may assign or transfer this Debenture to any transferee only with the prior written consent of the Company, which may not be unreasonably withheld or delayed, provided that (i) the Holder may assign or transfer this Debenture to any of such Holder's affiliates without the consent of the Company and (ii) upon any Event of Default, the Holder may assign or transfer this Note without the consent of the Company. The Holder shall notify the Company of any such assignment or transfer promptly. This Debenture shall be binding upon the Company and its successors and shall inure to the benefit of the Holder and its successors and permitted assigns.

         (e) No Waiver. No failure on the part of the Holder to exercise, and no delay in exercising any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Holder of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy or power hereby granted to the Holder or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Holder from time to time.

         (f) Governing Law; Jurisdiction.

         (i) Governing Law. THIS DEBENTURE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PROVISIONS THEREOF THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

         (ii) Jurisdiction. The Company irrevocably submits to the exclusive jurisdiction of any State or Federal Court sitting in the State of New York, County of New York, or San Jose, California, over any suit, action, or proceeding arising out of or relating to this Debenture. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action, or proceeding brought in such a court and any claim that suit, action, or proceeding has been brought in an inconvenient forum.

         The Company agrees that the service of process upon it mailed by certified or registered mail (and service so made shall be deemed complete three days after the same has been posted as aforesaid) or by personal service shall be deemed in every respect effective service of process upon it in any such suit or proceeding. Nothing herein shall affect Holder's right to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgement in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         (iii) NO JURY TRIAL. THE COMPANY HERETO KNOWINGLY AND VOLUNTARILY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS DEBENTURE.

         (g) Replacement Debentures. This Debenture may be exchanged by Holder at any time and from time to time for a Debenture or Debentures with different denominations representing an equal aggregate outstanding Principal Amount, as reasonably requested by Holder, upon surrendering the same. No service charge will be made for such registration or exchange. In the event that Holder notifies the Company that this Debenture has been lost, stolen or destroyed, a replacement Debenture identical in all respects to the original Debenture (except for registration number and Principal Amount, if different than that shown on the original Debenture), shall be issued to the Holder, provided that the Holder executes and delivers to the Company an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with the Debenture.


                            [Signature Page Follows]

         IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed on the day and in the year first above written.

                                      GenesisIntermedia.com, Inc.

                                      By:   ___________________________
                                      Name:
                                      Title:

Attest:

Sign: ___________________________
        Print Name:

                                    EXHIBIT A

                            FORM OF CONVERSION NOTICE

(To be Executed by the Holder
in order to Convert a Debenture)

The undersigned hereby elects to convert the aggregate outstanding Principal Amount (as defined in the Debenture) indicated below of this Debenture into shares of Common Stock, $0.001 par value per share (the "Common Stock"), of GenesisIntermedia.com, Inc. (the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any. The undersigned represents as of the date hereof that, after giving effect to the conversion of this Debenture pursuant to this Conversion Notice, the undersigned will not exceed the "Restricted Ownership Percentage" contained in
Section 3(i)(A) of this Debenture and will remain in compliance with Section 3(i)(B) of this Debenture.

Conversion information:

                         -------------------------------------------------------
                         Date to Effect Conversion

                         -------------------------------------------------------
                         Aggregate Principal Amount of Debenture Being Converted

                         -------------------------------------------------------
                         Number of shares of Common Stock to be Issued

                         -------------------------------------------------------
                         Applicable Conversion Price

                         -------------------------------------------------------
                         Signature

                         -------------------------------------------------------
                         Name

                         -------------------------------------------------------
                         Address

                                    EXHIBIT B

                        FORM OF REPAYMENT ELECTION NOTICE


To:      [Holder at Holder's Address]


         Pursuant to Section 1(b) of Debenture No. ______ of
GenesisIntermedia.com, Inc. issued on March __, 2001, we hereby notify you that we are irrevocably electing to repay the outstanding Monthly Amount (as defined in the Debenture) due on the Repayment Date (as defined in the Debenture) which occurs on _____________, 2001 (check one):

          ______________   In full in cash on such Repayment Date.

          ______________   In full in shares of the Company's Common
                           Stock within three (3) Trading Days following such Repayment Date.


                                               GenesisIntermedia.com, Inc.

                                               By: __________________________
                                               Name:
                                               Title:

                                                                   EXHIBIT 10.62

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

                          COMMON STOCK PURCHASE WARRANT

     To Purchase Shares of $0.001 Par Value Common Stock ("Common Stock") of

                           GENESISINTERMEDIA.COM, INC.

         THIS CERTIFIES that, for value received, ELLIOTT ASSOCIATES, L.P. (the "PURCHASER" or "HOLDER") is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date hereof and on or prior to 8:00 p.m. New York City Time on March __, 2004 (the "TERMINATION DATE"), but not thereafter, to subscribe for and purchase from GenesisIntermedia.com, Inc., a Delaware corporation (the "Company"), 50,000 shares of Common Stock (the "WARRANT SHARES") at an Exercise Price equal to $23.00 per share (as adjusted from time to time pursuant to the terms hereof, the "EXERCISE PRICE"). The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. This Warrant is being issued in connection with the Securities Purchase Agreement dated March , 2001 (the "PURCHASE AGREEMENT") entered into between the Company and the Purchaser. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Purchase Agreement.

1. Title of Warrant. Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with (a) the Assignment Form annexed hereto properly endorsed, and (b) any other documentation reasonably necessary to satisfy the Company that such transfer is in compliance with all applicable securities laws. The term "HOLDER" shall refer to the Purchaser or any subsequent transferee of this Warrant.

2. Authorization of Shares. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant and payment of the Exercise Price as set forth herein will be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue or otherwise specified herein).

3.       Exercise of Warrant.

(a) The Holder may exercise this Warrant, in whole or in part, at any time and from time to time, by delivering to the offices of the Company or any transfer agent for the Common Stock this Warrant, together with a Notice of Exercise in the form annexed hereto specifying the number of Warrant Shares with respect to which this Warrant is being exercised, together with payment to the Company of the Exercise Price therefor.

         In the event that the Warrant is not exercised in full, the number of Warrant Shares shall be reduced by the number of such Warrant Shares for which this Warrant is exercised and/or surrendered, and the Company, at its expense, shall within three (3) Trading Days (as defined below) issue and deliver to the Holder a new Warrant of like tenor in the name of the Holder or as the Holder (upon payment by Holder of any applicable transfer taxes) may request, reflecting such adjusted Warrant Shares.

         Certificates for shares of Common Stock purchased hereunder shall be delivered to the Holder hereof within two (2) Trading Days after the date on which this Warrant shall have been exercised as aforesaid. The Holder may withdraw its Notice of Exercise at any time if the Company fails to timely deliver the relevant certificates to the Holder as provided in this Agreement. A Notice of Exercise shall be deemed sent on the date of delivery if delivered before 8:00 p.m. Eastern Time on such date, or the day following such date if delivered after 8:00 p.m. Eastern Time; provided that the Company is only obligated to deliver Warrant Shares against delivery of the Exercise Price from the holder hereof and surrender of this Warrant (or appropriate affidavit and/or indemnity in lieu thereof).

         In lieu of delivering physical certificates representing the Warrant Shares issuable upon conversion of this Warrant, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the Holder, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Warrant Shares issuable upon exercise to the Holder, by crediting the account of the Holder's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system. The time periods for delivery described above shall apply to the electronic transmittals through the DWAC system. The Company agrees to coordinate with DTC to accomplish this objective.

         Notwithstanding the foregoing provision regarding payment of the Exercise Price in cash, during any time that the Warrant Shares are not subject to an effective Registration Statement after the Effectiveness Commencement Date (as such terms are defined in the Registration Rights Agreement, which is defined in the Purchase Agreement) as required by the terms of the Registration Rights Agreement, the Holder may elect to receive a reduced number of Warrant Shares in lieu of tendering the Exercise Price in cash. In such case, the number of Warrant Shares to be issued to the Holder shall be computed using the following formula:

                                  X = Y x (A-B)
                                  -------------
                                        A

         where: X = the number of Warrant Shares to be issued to the Holder; Y = the number of Warrant Shares to be exercised under this
                      Warrant Certificate;
                  A = the Market Value (defined below) of one share of Common
                      Stock; and
                  B = the Exercise Price.

(b) The term "TRADING DAY" means (x) if the Common Stock is not listed on the New York or American Stock Exchange but sale prices of the Common Stock are reported on Nasdaq National Market or another automated quotation system, a day on which trading is reported on the principal automated quotation system on which sales of the Common Stock are reported, (y) if the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange, a day on which there is trading on such stock exchange, or (z) if the foregoing provisions are inapplicable, a day on which quotations are reported by National Quotation Bureau Incorporated.

         The term "MARKET VALUE" means the closing bid price of the Common Stock (as reported by Bloomberg, L.P.) on the day before the Notice of Exercise and this Warrant are duly surrendered to the Company for a full or partial exercise hereof. Notwithstanding the foregoing definition, if the Common Stock is not listed on a national securities exchange or quoted in the Nasdaq System at the time said Notice of Exercise is submitted to the Company in the foregoing manner, the Market Value of the Common Stock shall be as reasonably determined in good faith by the Board of Directors of the Company and such Holder, unless the Company shall become subject to a merger, acquisition, or other consolidation pursuant to which the Company is not the surviving entity, in which case the Market Value of the Common Stock shall be deemed to be the value received by the Company's common shareholders pursuant to the Company's acquisition (subject to Section 12 below).

4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of issuance of a fractional share upon any exercise hereunder, the Company will either round up to nearest whole number of shares or pay the cash value of that fractional share calculated on the basis of the Market Value.

5. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder of this Warrant or in such name or names as may be directed by the Holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the Holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder hereof; and provided further, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance of any Warrant certificates or any certificates for the Warrant Shares other than the issuance of a Warrant Certificate to the Holder in connection with the Holder's surrender of a Warrant Certificate upon the exercise of all or less than all of the Warrants evidenced thereby.

6. Closing of Books. The Company will at no time close its shareholder books or records in any manner which interferes with the timely exercise of this Warrant.

7. No Rights as Shareholder until Exercise. Subject to Section 12 of this Warrant and the provisions of any other written agreement between the Company and the Purchaser, the Purchaser shall not be entitled to vote or receive dividends or be deemed the holder of Warrant Shares or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Purchaser, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein. However, at the time of the exercise of this Warrant pursuant to
         Section 3 hereof, the Warrant Shares so purchased hereunder shall be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised.

8. Assignment and Transfer of Warrant. This Warrant may be assigned by the surrender of this Warrant and the Assignment Form annexed hereto duly executed at the office of the Company (or such other office or agency of the Company or its transfer agent as the Company may designate by notice in writing to the registered Holder hereof at the address of such Holder appearing on the books of the Company); provided, however, that this Warrant may not be resold or otherwise transferred except (i) in a transaction registered under the Securities Act of 1933, as amended (the "ACT"), or (ii) in a transaction pursuant to an exemption, if available, from registration under the Act and whereby, if reasonably requested by the Company, an opinion of counsel reasonably satisfactory to the Company is obtained by the Holder of this Warrant to the effect that the transaction is so exempt. If this Warrant is duly assigned in accordance with the terms hereof, then the Company agrees, upon the request of the assignee, to amend or supplement promptly any effective registration statement covering the Warrant Shares so that the direct assignee of the original holder is added as a selling stockholder thereunder.

9. Loss, Theft, Destruction or Mutilation of Warrant; Exchange. The Company represents warrants and covenants that (a) upon receipt by the Company of evidence and/or indemnity reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant or stock certificate representing the Warrant Shares, and in case of loss, theft or destruction, of indemnity reasonably satisfactory to it, and (b) upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of this Warrant or stock certificate, without any charge therefor. This Warrant is exchangeable at any time for an equal aggregate number of Warrants of different denominations, as requested by the holder surrendering the same, or in such denominations as may be requested by the Holder following determination of the Exercise Price. No service charge will be made for such registration or transfer, exchange or reissuance.

10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

11. Effect of Certain Events. If at any time while this Warrant or any portion thereof is outstanding and unexpired there shall be a transaction (by merger or otherwise) in which more than 50% of the voting power of the Company is disposed of (collectively, a "SALE OR MERGER TRANSACTION"), the Holder of this Warrant shall have the right thereafter to purchase, by exercise of this Warrant and payment of the aggregate Exercise Price in effect immediately prior to such action, the kind and amount of shares and other securities and property which it would have owned or have been entitled to receive after the happening of such transaction had this Warrant been exercised immediately prior thereto, subject to further adjustment as provided in
         Section 12.

12.      Adjustments of Exercise Price and Number of Warrant Shares.

         The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as set forth in this Section 12.

(a) Subdivisions, Combinations, Stock Dividends and other Issuances. If the Company shall, at any time while this Warrant is outstanding, (A) pay a stock dividend or otherwise make a distribution or distributions on any equity securities (including instruments or securities convertible into or exchangeable for such equity securities) in shares of Common Stock,
         (B) subdivide outstanding shares of Common Stock into a larger number of shares, or (C) combine outstanding Common Stock into a smaller number of shares, then the Exercise Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 12(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination. The number of shares which may be purchased hereunder shall be increased proportionately to any reduction in Exercise Price pursuant to this paragraph 12(a), so that after such adjustments the aggregate Exercise Price payable hereunder for the increased number of shares shall be the same as the aggregate Exercise Price in effect just prior to such adjustments.

(b) Other Distributions. If at any time after the date hereof the Company distributes to holders of its Common Stock, other than as part of its dissolution, liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any of its assets (other than Common Stock), then the number of Warrant Shares for which this Warrant is exercisable shall be increased to equal: (i) the number of Warrant Shares for which this Warrant is exercisable immediately prior to such event, (ii) multiplied by a fraction, (A) the numerator of which shall be the Fair Market Value (as defined below) per share of Common Stock on the record date for the dividend or distribution, and
         (B) the denominator of which shall be the Fair Market Value price per share of Common Stock on the record date for the dividend or distribution minus the amount allocable to one share of Common Stock of the value (as jointly determined in good faith by the Board of Directors of the Company and the Holder) of any and all such evidences of indebtedness, shares of capital stock, other securities or property, so distributed. For purposes of this Warrant, "FAIR MARKET VALUE" shall equal the 5 Trading Day average closing trading price of the Common Stock on the Principal Market (as defined in the Purchase Agreement) for the 5 Trading Days preceding the date of determination or, if the Common Stock is not listed or admitted to trading on any Principal Market, and the average price cannot be determined as contemplated above, the Fair Market Value of the Common Stock shall be as reasonably determined in good faith by the Company's Board of Directors and the Holder. The Exercise Price shall be reduced to equal: (i) the Exercise Price in effect immediately before the occurrence of any event (ii) multiplied by a fraction, (A) the numerator of which is the number of Warrant Shares for which this Warrant is exercisable immediately before the adjustment, and (B) the denominator of which is the number of Warrant Shares for which this Warrant is exercisable immediately after the adjustment.

(c) Merger, etc. If at any time after the date hereof there shall be a merger or consolidation of the Company with or into or a transfer of all or substantially all of the assets of the Company to another entity, then the Holder shall be entitled to receive upon or after such transfer, merger or consolidation becoming effective, and upon payment of the Exercise Price then in effect, the number of shares or other securities or property of the Company or of the successor corporation resulting from such merger or consolidation, which would have been received by the Holder for the shares of stock subject to this Warrant had this Warrant been exercised just prior to such transfer, merger or consolidation becoming effective or to the applicable record date thereof, as the case may be. The Company will not merge or consolidate with or into any other corporation, or sell or otherwise transfer its property, assets and business substantially as an entirety to another corporation, unless the corporation resulting from such merger or consolidation (if not the Company), or such transferee corporation, as the case may be, shall expressly assume in writing the due and punctual performance and observance of each and every covenant and condition of this Warrant to be performed and observed by the Company.

(d) Reclassification, etc. If at any time after the date hereof there shall be a reorganization or reclassification of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, then the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares or other securities or property resulting from such reorganization or reclassification, which would have been received by the Holder for the shares of stock subject to this Warrant had this Warrant at such time been exercised.

(e) Exercise Price Adjustment. In the event that the Company issues or sells any Common Stock or securities which are convertible into or exchangeable for its Common Stock or any convertible securities, or any warrants or other rights to subscribe for or to purchase or any options for the purchase of its Common Stock or any such convertible securities (other than shares or options issued or which may be issued pursuant to (i) the Company's current employee option plans or shares issued upon exercise of options, warrants or rights outstanding on the date of the Agreement and listed in the Company's most recent periodic report filed under the Exchange Act or in the Purchase Agreement, or (ii) arrangements with the Purchaser) at an effective price per share which is less than $21.00 (which figure shall be appropriately and equitably adjusted for stock splits, stock dividends, recapitalizations and similar events), then in each such case, the Exercise Price in effect immediately prior to such issue or sale shall be reduced effective concurrently with such issue or sale to an amount determined by multiplying the Exercise Price then in effect by a fraction, (x) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus
         (2) the number of shares of Common Stock which the aggregate consideration received by the Company for such additional shares would purchase at such $21.00 figure (as adjusted); and (y) the denominator of which shall be the number of shares of Common Stock of the Company outstanding immediately after such issue or sale.

         For the purposes of the foregoing adjustment, in the case of the issuance of any convertible securities, warrants, options or other rights to subscribe for or to purchase or exchange for, shares of Common Stock ("CONVERTIBLE SECURITIES"), the maximum number of shares of Common Stock issuable upon exercise, exchange or conversion of such Convertible Securities shall be deemed to be outstanding, provided that no further adjustment shall be made upon the actual issuance of Common Stock upon exercise, exchange or conversion of such Convertible Securities.

         The number of shares which may be purchased hereunder shall be increased proportionately to any reduction in Exercise Price pursuant to this paragraph 12(e), so that after such adjustments the aggregate Exercise Price payable hereunder for the increased number of shares shall be the same as the aggregate Exercise Price in effect just prior to such adjustments.

         In the event of any such issuance for a consideration which is less than such Fair Market Value and also less than the Exercise Price then in effect, than there shall be only one such adjustment by reason of such issuance, such adjustment to be that which results in the greatest reduction of the Exercise Price computed as aforesaid.

(f) (i) The terms of any reorganization, consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the holder hereof the right to receive the securities or property set forth in this Section 12 upon any exercise following any such reclassification, consolidation, merger, sale, transfer or share exchange.

         (ii) In the event of any adjustment in the number of Warrant Shares issuable hereunder upon exercise, the Exercise Price shall be inversely proportionately increased or decreased as the case may be, such that aggregate purchase price for Warrant Shares upon full exercise of this Warrant shall remain the same. Similarly, in the event of any adjustment in the Exercise Price, the number of Warrant Shares issuable hereunder upon exercise shall be inversely proportionately increased or decreased as the case may be, such that aggregate purchase price for Warrant Shares upon full exercise of this Warrant shall remain the same.

13. Voluntary Adjustment by the Company. The Company may at its option, at any time during the term of this Warrant, reduce but not increase the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

14. Notice of Adjustment; Notice of Events. (i) Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, the Company shall promptly mail to the Holder of this Warrant a notice setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares after such adjustment and setting forth the computation of such adjustment and a brief statement of the facts requiring such adjustment. (ii) If: (A) the Company shall declare a dividend (or any other distribution) on its Common Stock; or
         (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or
         (E) the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall cause to be mailed to each Warrant holder at their last addresses as they shall appear upon the Warrant register of the Company, at least 30 calendar days prior to the applicable record or effective date hereinafter specified (or such lesser time as is equal to the period between the date of fixing such record or effective date and such record or effective date, but in no event less than 10 days), a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up.

15. Authorized Shares. The Company covenants that during the period the Warrant is outstanding and exercisable, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any and all purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law, regulation, or rule of any applicable market or exchange.

16.      9.9% and 19.9% Limitations.

(a) Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon exercise pursuant to the terms hereof shall not exceed a number that, when added to the total number of shares of Common Stock deemed beneficially owned by such Holder at such time (other than by virtue of the ownership of securities or rights to acquire securities (including the Warrant Shares) that have limitations on the Holder's right to convert, exercise or purchase similar to the limitation set forth herein), together with all shares of Common Stock deemed beneficially owned (other than by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) by the Holder's "affiliates" at such time (as defined in Rule 144 of the Act) ("AGGREGATION PARTIES") that would be aggregated for purposes of determining whether a group under Section 13(d) of the Securities Exchange Act of 1934 as amended, exists, would exceed 9.9% of the total issued and outstanding shares of the Common Stock (the "RESTRICTED OWNERSHIP PERCENTAGE"). Each Holder shall have the right (w) at any time and from time to time to reduce its Restricted Ownership Percentage immediately upon notice to the Corporation and (x) (subject to waiver) at any time and from time to time, to increase its Restricted Ownership Percentage immediately in the event of the announcement as pending or planned, of a change of control transaction (including without limitation a transaction that would result in a transfer of more than 50% of the Company's voting power or equity, or a transaction that would result in a person or "group" being deemed the beneficial owner of 50% or more of the Company's voting power or equity).

(b) The Holder covenants at all times on each day (each such day being referred to as a "COVENANT DAY") as follows: During the balance of such Covenant Day and the succeeding sixty-one (61) days (the balance of such Covenant Day and the succeeding 61 days being referred to as the "COVENANT PERIOD") such Holder will not acquire shares of Common Stock pursuant to any right (including exercise of Warrants) existing at the commencement of the Covenant Period to the extent the number of shares so acquired by such Holder and its Aggregation Parties (ignoring all dispositions) would exceed:

                     (x) the Restricted Ownership Percentage of the total number of shares of Common Stock outstanding at the commencement of the Covenant Period, minus

                     (y) the number of shares of Common Stock actually owned by such Holder and its Aggregation Parties at the commencement of the Covenant Period.

         A new and independent covenant will be deemed to be given by the Holder as of each moment of each Covenant Day. No covenant will terminate, diminish or modify any other covenant. The Holder agrees to comply with each such covenant. This Section 16 controls in the case of any conflict with any other provision of the Purchase Agreement or any agreement entered into in connection therewith.

         The Company's obligation to issue Common Stock which would exceed such limits referred to in this Section 16 shall be suspended to the extent necessary until such time, if any, as shares of Common Stock may be issued in compliance with such restrictions and the Holder notifies the Company thereof.

(c) Notwithstanding anything contained herein, in no event shall the Company issue shares of Common Stock hereunder to the extent that the total number of shares issued or deemed issued to the Purchasers (when added to the Underlying Shares and Warrant Shares) under the Purchase Agreement would exceed 19.9% of the Company's issued and outstanding shares of Common Stock on the date hereof. Instead, the Company shall redeem this Warrant to the extent necessary at such consideration required to place the Purchasers in the same economic position they would have been if not for such limitation. Only shares acquired pursuant to the Purchase Agreement will be included in determining whether the limitation would be exceeded for purposes of this paragraph.

17. Compliance with Securities Laws. (a) The Holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered (or if no exemption from registration exists), will have restrictions upon resale imposed by state and federal securities laws. Each certificate representing the Warrant Shares issued to the Holder upon exercise (if not registered, for resale or otherwise, or if no exemption from registration exists) will bear substantially the following legend:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

(b) Without limiting the Purchaser's right to transfer, assign or otherwise convey the Warrant or Warrant Shares in compliance with all applicable securities laws, the Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Purchaser's own account and not as a nominee for any other party, and that the Purchaser will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of applicable federal and state securities laws.

18.      Miscellaneous.

(a) Issue Date; Choice of Law; Venue; Jurisdiction. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant will be construed and enforced in accordance with and governed by the laws of the State of New York, except for matters arising under the Act, without reference to principles of conflicts of law. Each of the parties consents to the exclusive jurisdiction of the Federal and State Courts sitting in the County of New York in the State of New York in connection with any dispute arising under this Warrant and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens or venue, to the bringing of any such proceeding in such jurisdiction. Each party hereby agrees that if the other party to this Warrant obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Warrant irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address in accordance with Section 18(c). Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

(b) Modification and Waiver. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought. Any amendment effected in accordance with this paragraph shall be binding upon the Purchaser, each future holder of this Warrant and the Company. No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

(c) Notices. Any notice, request or other document required or permitted to be given or delivered to the Purchaser or future holders hereof or the Company shall be personally delivered or shall be sent by certified or registered mail, postage prepaid, to the Purchaser or each such holder at its address as shown on the books of the Company or to the Company at the address set forth in the Purchase Agreement. All notices under this Warrant shall be deemed to have been given when received.

         A party may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in accordance with the provisions of this Section 18(c).

(d) Severability. Whenever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Warrant in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Warrant shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(e) No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, and (b) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant.

(f) Specific Enforcement. The Company and the Holder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Warrant were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall he entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Warrant and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either of them may be entitled by law or equity.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated: March _______, 2001

                                                GENESISINTERMEDIA.COM, INC.

                                                By: ___________________________
                                                    Name:  Ramy El-Batrawi
                                                    Title: President

ATTEST:

------------------------
Print Name:

                               NOTICE OF EXERCISE

To: GenesisIntermedia.com, Inc.

(1) The undersigned hereby elects to exercise the attached Warrant for and to purchase thereunder, ______ shares of Common Stock, and herewith makes payment therefor of $_______, or elects to use the cashless exercise option of the Warrant in the event Warrant Shares are not registered as required in the Registration Rights Agreement.

(2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                           -------------------------------
                           (Name)

                           -------------------------------
                           (Address)

                           -------------------------------

(3) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

                                     -----------------------------------
                                     (Name)

--------------------                 -----------------------------------
(Date)                               (Signature)

                                     -----------------------------------
                                     (Address)

Dated:

------------------------------
Signature

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)

         FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is


---------------------------------------------------------------.


---------------------------------------------------------------

                                                   Dated:  ______________,

                       Holder's Signature: _____________________________

                       Holder's Address:   _____________________________

                                           _____________________________


Signature Guaranteed: ___________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                                                                   EXHIBIT 10.63

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

                          COMMON STOCK PURCHASE WARRANT

     To Purchase Shares of $0.001 Par Value Common Stock ("Common Stock") of

                           GENESISINTERMEDIA.COM, INC.

         THIS CERTIFIES that, for value received, ELLIOTT INTERNATIONAL, L.P. (the "PURCHASER" or "HOLDER") is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date hereof and on or prior to 8:00 p.m. New York City Time on March __, 2004 (the "TERMINATION DATE"), but not thereafter, to subscribe for and purchase from GenesisIntermedia.com, Inc., a Delaware corporation (the "Company"), 50,000 shares of Common Stock (the "WARRANT SHARES") at an Exercise Price equal to $23.00 per share (as adjusted from time to time pursuant to the terms hereof, the "EXERCISE PRICE"). The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. This Warrant is being issued in connection with the Securities Purchase Agreement dated March , 2001 (the "PURCHASE AGREEMENT") entered into between the Company and the Purchaser. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Purchase Agreement.

1. Title of Warrant. Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with (a) the Assignment Form annexed hereto properly endorsed, and (b) any other documentation reasonably necessary to satisfy the Company that such transfer is in compliance with all applicable securities laws. The term "HOLDER" shall refer to the Purchaser or any subsequent transferee of this Warrant.

2. Authorization of Shares. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant and payment of the Exercise Price as set forth herein will be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue or otherwise specified herein).

3.       Exercise of Warrant.

(a) The Holder may exercise this Warrant, in whole or in part, at any time and from time to time, by delivering to the offices of the Company or any transfer agent for the Common Stock this Warrant, together with a Notice of Exercise in the form annexed hereto specifying the number of Warrant Shares with respect to which this Warrant is being exercised, together with payment to the Company of the Exercise Price therefor.

         In the event that the Warrant is not exercised in full, the number of Warrant Shares shall be reduced by the number of such Warrant Shares for which this Warrant is exercised and/or surrendered, and the Company, at its expense, shall within three (3) Trading Days (as defined below) issue and deliver to the Holder a new Warrant of like tenor in the name of the Holder or as the Holder (upon payment by Holder of any applicable transfer taxes) may request, reflecting such adjusted Warrant Shares.

         Certificates for shares of Common Stock purchased hereunder shall be delivered to the Holder hereof within two (2) Trading Days after the date on which this Warrant shall have been exercised as aforesaid. The Holder may withdraw its Notice of Exercise at any time if the Company fails to timely deliver the relevant certificates to the Holder as provided in this Agreement. A Notice of Exercise shall be deemed sent on the date of delivery if delivered before 8:00 p.m. Eastern Time on such date, or the day following such date if delivered after 8:00 p.m. Eastern Time; provided that the Company is only obligated to deliver Warrant Shares against delivery of the Exercise Price from the holder hereof and surrender of this Warrant (or appropriate affidavit and/or indemnity in lieu thereof).

         In lieu of delivering physical certificates representing the Warrant Shares issuable upon conversion of this Warrant, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the Holder, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Warrant Shares issuable upon exercise to the Holder, by crediting the account of the Holder's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system. The time periods for delivery described above shall apply to the electronic transmittals through the DWAC system. The Company agrees to coordinate with DTC to accomplish this objective.

         Notwithstanding the foregoing provision regarding payment of the Exercise Price in cash, during any time that the Warrant Shares are not subject to an effective Registration Statement after the Effectiveness Commencement Date (as such terms are defined in the Registration Rights Agreement, which is defined in the Purchase Agreement) as required by the terms of the Registration Rights Agreement, the Holder may elect to receive a reduced number of Warrant Shares in lieu of tendering the Exercise Price in cash. In such case, the number of Warrant Shares to be issued to the Holder shall be computed using the following formula:

                                  X = Y x (A-B)
                                  -------------
                                        A

         where: X = the number of Warrant Shares to be issued to the Holder; Y = the number of Warrant Shares to be exercised under this
                      Warrant Certificate;
                  A = the Market Value (defined below) of one share of Common
                      Stock; and
                  B = the Exercise Price.

(b) The term "TRADING DAY" means (x) if the Common Stock is not listed on the New York or American Stock Exchange but sale prices of the Common Stock are reported on Nasdaq National Market or another automated quotation system, a day on which trading is reported on the principal automated quotation system on which sales of the Common Stock are reported, (y) if the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange, a day on which there is trading on such stock exchange, or (z) if the foregoing provisions are inapplicable, a day on which quotations are reported by National Quotation Bureau Incorporated.

         The term "MARKET VALUE" means the closing bid price of the Common Stock (as reported by Bloomberg, L.P.) on the day before the Notice of Exercise and this Warrant are duly surrendered to the Company for a full or partial exercise hereof. Notwithstanding the foregoing definition, if the Common Stock is not listed on a national securities exchange or quoted in the Nasdaq System at the time said Notice of Exercise is submitted to the Company in the foregoing manner, the Market Value of the Common Stock shall be as reasonably determined in good faith by the Board of Directors of the Company and such Holder, unless the Company shall become subject to a merger, acquisition, or other consolidation pursuant to which the Company is not the surviving entity, in which case the Market Value of the Common Stock shall be deemed to be the value received by the Company's common shareholders pursuant to the Company's acquisition (subject to Section 12 below).

4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of issuance of a fractional share upon any exercise hereunder, the Company will either round up to nearest whole number of shares or pay the cash value of that fractional share calculated on the basis of the Market Value.

5. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder of this Warrant or in such name or names as may be directed by the Holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the Holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder hereof; and provided further, Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance of any Warrant certificates or any certificates for the Warrant Shares other than the issuance of a Warrant Certificate to the Holder in connection with the Holder's surrender of a Warrant Certificate upon the exercise of all or less than all of the Warrants evidenced thereby.

6. Closing of Books. The Company will at no time close its shareholder books or records in any manner which interferes with the timely exercise of this Warrant.

7. No Rights as Shareholder until Exercise. Subject to Section 12 of this Warrant and the provisions of any other written agreement between the Company and the Purchaser, the Purchaser shall not be entitled to vote or receive dividends or be deemed the holder of Warrant Shares or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Purchaser, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein. However, at the time of the exercise of this Warrant pursuant to
         Section 3 hereof, the Warrant Shares so purchased hereunder shall be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised.

8. Assignment and Transfer of Warrant. This Warrant may be assigned by the surrender of this Warrant and the Assignment Form annexed hereto duly executed at the office of the Company (or such other office or agency of the Company or its transfer agent as the Company may designate by notice in writing to the registered Holder hereof at the address of such Holder appearing on the books of the Company); provided, however, that this Warrant may not be resold or otherwise transferred except (i) in a transaction registered under the Securities Act of 1933, as amended (the "ACT"), or (ii) in a transaction pursuant to an exemption, if available, from registration under the Act and whereby, if reasonably requested by the Company, an opinion of counsel reasonably satisfactory to the Company is obtained by the Holder of this Warrant to the effect that the transaction is so exempt. If this Warrant is duly assigned in accordance with the terms hereof, then the Company agrees, upon the request of the assignee, to amend or supplement promptly any effective registration statement covering the Warrant Shares so that the direct assignee of the original holder is added as a selling stockholder thereunder.

9. Loss, Theft, Destruction or Mutilation of Warrant; Exchange. The Company represents warrants and covenants that (a) upon receipt by the Company of evidence and/or indemnity reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant or stock certificate representing the Warrant Shares, and in case of loss, theft or destruction, of indemnity reasonably satisfactory to it, and (b) upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of this Warrant or stock certificate, without any charge therefor. This Warrant is exchangeable at any time for an equal aggregate number of Warrants of different denominations, as requested by the holder surrendering the same, or in such denominations as may be requested by the Holder following determination of the Exercise Price. No service charge will be made for such registration or transfer, exchange or reissuance.

10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

11. Effect of Certain Events. If at any time while this Warrant or any portion thereof is outstanding and unexpired there shall be a transaction (by merger or otherwise) in which more than 50% of the voting power of the Company is disposed of (collectively, a "SALE OR MERGER TRANSACTION"), the Holder of this Warrant shall have the right thereafter to purchase, by exercise of this Warrant and payment of the aggregate Exercise Price in effect immediately prior to such action, the kind and amount of shares and other securities and property which it would have owned or have been entitled to receive after the happening of such transaction had this Warrant been exercised immediately prior thereto, subject to further adjustment as provided in
         Section 12.

12.      Adjustments of Exercise Price and Number of Warrant Shares.

         The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as set forth in this Section 12.

(a) Subdivisions, Combinations, Stock Dividends and other Issuances. If the Company shall, at any time while this Warrant is outstanding, (A) pay a stock dividend or otherwise make a distribution or distributions on any equity securities (including instruments or securities convertible into or exchangeable for such equity securities) in shares of Common Stock,
         (B) subdivide outstanding shares of Common Stock into a larger number of shares, or (C) combine outstanding Common Stock into a smaller number of shares, then the Exercise Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 12(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination. The number of shares which may be purchased hereunder shall be increased proportionately to any reduction in Exercise Price pursuant to this paragraph 12(a), so that after such adjustments the aggregate Exercise Price payable hereunder for the increased number of shares shall be the same as the aggregate Exercise Price in effect just prior to such adjustments.

(b) Other Distributions. If at any time after the date hereof the Company distributes to holders of its Common Stock, other than as part of its dissolution, liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any of its assets (other than Common Stock), then the number of Warrant Shares for which this Warrant is exercisable shall be increased to equal: (i) the number of Warrant Shares for which this Warrant is exercisable immediately prior to such event, (ii) multiplied by a fraction, (A) the numerator of which shall be the Fair Market Value (as defined below) per share of Common Stock on the record date for the dividend or distribution, and
         (B) the denominator of which shall be the Fair Market Value price per share of Common Stock on the record date for the dividend or distribution minus the amount allocable to one share of Common Stock of the value (as jointly determined in good faith by the Board of Directors of the Company and the Holder) of any and all such evidences of indebtedness, shares of capital stock, other securities or property, so distributed. For purposes of this Warrant, "FAIR MARKET VALUE" shall equal the 5 Trading Day average closing trading price of the Common Stock on the Principal Market (as defined in the Purchase Agreement) for the 5 Trading Days preceding the date of determination or, if the Common Stock is not listed or admitted to trading on any Principal Market, and the average price cannot be determined as contemplated above, the Fair Market Value of the Common Stock shall be as reasonably determined in good faith by the Company's Board of Directors and the Holder. The Exercise Price shall be reduced to equal: (i) the Exercise Price in effect immediately before the occurrence of any event (ii) multiplied by a fraction, (A) the numerator of which is the number of Warrant Shares for which this Warrant is exercisable immediately before the adjustment, and (B) the denominator of which is the number of Warrant Shares for which this Warrant is exercisable immediately after the adjustment.

(c) Merger, etc. If at any time after the date hereof there shall be a merger or consolidation of the Company with or into or a transfer of all or substantially all of the assets of the Company to another entity, then the Holder shall be entitled to receive upon or after such transfer, merger or consolidation becoming effective, and upon payment of the Exercise Price then in effect, the number of shares or other securities or property of the Company or of the successor corporation resulting from such merger or consolidation, which would have been received by the Holder for the shares of stock subject to this Warrant had this Warrant been exercised just prior to such transfer, merger or consolidation becoming effective or to the applicable record date thereof, as the case may be. The Company will not merge or consolidate with or into any other corporation, or sell or otherwise transfer its property, assets and business substantially as an entirety to another corporation, unless the corporation resulting from such merger or consolidation (if not the Company), or such transferee corporation, as the case may be, shall expressly assume in writing the due and punctual performance and observance of each and every covenant and condition of this Warrant to be performed and observed by the Company.

(d) Reclassification, etc. If at any time after the date hereof there shall be a reorganization or reclassification of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, then the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares or other securities or property resulting from such reorganization or reclassification, which would have been received by the Holder for the shares of stock subject to this Warrant had this Warrant at such time been exercised.

(e) Exercise Price Adjustment. In the event that the Company issues or sells any Common Stock or securities which are convertible into or exchangeable for its Common Stock or any convertible securities, or any warrants or other rights to subscribe for or to purchase or any options for the purchase of its Common Stock or any such convertible securities (other than shares or options issued or which may be issued pursuant to (i) the Company's current employee option plans or shares issued upon exercise of options, warrants or rights outstanding on the date of the Agreement and listed in the Company's most recent periodic report filed under the Exchange Act or in the Purchase Agreement, or (ii) arrangements with the Purchaser) at an effective price per share which is less than $21.00 (which figure shall be appropriately and equitably adjusted for stock splits, stock dividends, recapitalizations and similar events), then in each such case, the Exercise Price in effect immediately prior to such issue or sale shall be reduced effective concurrently with such issue or sale to an amount determined by multiplying the Exercise Price then in effect by a fraction, (x) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus
         (2) the number of shares of Common Stock which the aggregate consideration received by the Company for such additional shares would purchase at such $21.00 figure (as adjusted); and (y) the denominator of which shall be the number of shares of Common Stock of the Company outstanding immediately after such issue or sale.

         For the purposes of the foregoing adjustment, in the case of the issuance of any convertible securities, warrants, options or other rights to subscribe for or to purchase or exchange for, shares of Common Stock ("CONVERTIBLE SECURITIES"), the maximum number of shares of Common Stock issuable upon exercise, exchange or conversion of such Convertible Securities shall be deemed to be outstanding, provided that no further adjustment shall be made upon the actual issuance of Common Stock upon exercise, exchange or conversion of such Convertible Securities.

         The number of shares which may be purchased hereunder shall be increased proportionately to any reduction in Exercise Price pursuant to this paragraph 12(e), so that after such adjustments the aggregate Exercise Price payable hereunder for the increased number of shares shall be the same as the aggregate Exercise Price in effect just prior to such adjustments.

         In the event of any such issuance for a consideration which is less than such Fair Market Value and also less than the Exercise Price then in effect, than there shall be only one such adjustment by reason of such issuance, such adjustment to be that which results in the greatest reduction of the Exercise Price computed as aforesaid.

(f) (i) The terms of any reorganization, consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the holder hereof the right to receive the securities or property set forth in this Section 12 upon any exercise following any such reclassification, consolidation, merger, sale, transfer or share exchange.

         (ii) In the event of any adjustment in the number of Warrant Shares issuable hereunder upon exercise, the Exercise Price shall be inversely proportionately increased or decreased as the case may be, such that aggregate purchase price for Warrant Shares upon full exercise of this Warrant shall remain the same. Similarly, in the event of any adjustment in the Exercise Price, the number of Warrant Shares issuable hereunder upon exercise shall be inversely proportionately increased or decreased as the case may be, such that aggregate purchase price for Warrant Shares upon full exercise of this Warrant shall remain the same.

13. Voluntary Adjustment by the Company. The Company may at its option, at any time during the term of this Warrant, reduce but not increase the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

14. Notice of Adjustment; Notice of Events. (i) Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, the Company shall promptly mail to the Holder of this Warrant a notice setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares after such adjustment and setting forth the computation of such adjustment and a brief statement of the facts requiring such adjustment. (ii) If: (A) the Company shall declare a dividend (or any other distribution) on its Common Stock; or
         (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or
         (E) the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall cause to be mailed to each Warrant holder at their last addresses as they shall appear upon the Warrant register of the Company, at least 30 calendar days prior to the applicable record or effective date hereinafter specified (or such lesser time as is equal to the period between the date of fixing such record or effective date and such record or effective date, but in no event less than 10 days), a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up.

15. Authorized Shares. The Company covenants that during the period the Warrant is outstanding and exercisable, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any and all purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law, regulation, or rule of any applicable market or exchange.

16.      9.9% and 19.9% Limitations.

(a) Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon exercise pursuant to the terms hereof shall not exceed a number that, when added to the total number of shares of Common Stock deemed beneficially owned by such Holder at such time (other than by virtue of the ownership of securities or rights to acquire securities (including the Warrant Shares) that have limitations on the Holder's right to convert, exercise or purchase similar to the limitation set forth herein), together with all shares of Common Stock deemed beneficially owned (other than by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) by the Holder's "affiliates" at such time (as defined in Rule 144 of the Act) ("AGGREGATION PARTIES") that would be aggregated for purposes of determining whether a group under Section 13(d) of the Securities Exchange Act of 1934 as amended, exists, would exceed 9.9% of the total issued and outstanding shares of the Common Stock (the "RESTRICTED OWNERSHIP PERCENTAGE"). Each Holder shall have the right (w) at any time and from time to time to reduce its Restricted Ownership Percentage immediately upon notice to the Corporation and (x) (subject to waiver) at any time and from time to time, to increase its Restricted Ownership Percentage immediately in the event of the announcement as pending or planned, of a change of control transaction (including without limitation a transaction that would result in a transfer of more than 50% of the Company's voting power or equity, or a transaction that would result in a person or "group" being deemed the beneficial owner of 50% or more of the Company's voting power or equity).

(b) The Holder covenants at all times on each day (each such day being referred to as a "COVENANT DAY") as follows: During the balance of such Covenant Day and the succeeding sixty-one (61) days (the balance of such Covenant Day and the succeeding 61 days being referred to as the "COVENANT PERIOD") such Holder will not acquire shares of Common Stock pursuant to any right (including exercise of Warrants) existing at the commencement of the Covenant Period to the extent the number of shares so acquired by such Holder and its Aggregation Parties (ignoring all dispositions) would exceed:

                         (x) the Restricted Ownership Percentage of the total
                             number of shares of Common Stock outstanding at the commencement of the Covenant Period, minus

                         (y) the number of shares of Common Stock actually owned
                             by such Holder and its Aggregation Parties at the commencement of the Covenant Period.

         A new and independent covenant will be deemed to be given by the Holder as of each moment of each Covenant Day. No covenant will terminate, diminish or modify any other covenant. The Holder agrees to comply with each such covenant. This Section 16 controls in the case of any conflict with any other provision of the Purchase Agreement or any agreement entered into in connection therewith.

         The Company's obligation to issue Common Stock which would exceed such limits referred to in this Section 16 shall be suspended to the extent necessary until such time, if any, as shares of Common Stock may be issued in compliance with such restrictions and the Holder notifies the Company thereof.

(c) Notwithstanding anything contained herein, in no event shall the Company issue shares of Common Stock hereunder to the extent that the total number of shares issued or deemed issued to the Purchasers (when added to the Underlying Shares and Warrant Shares) under the Purchase Agreement would exceed 19.9% of the Company's issued and outstanding shares of Common Stock on the date hereof. Instead, the Company shall redeem this Warrant to the extent necessary at such consideration required to place the Purchasers in the same economic position they would have been if not for such limitation. Only shares acquired pursuant to the Purchase Agreement will be included in determining whether the limitation would be exceeded for purposes of this paragraph.

17. Compliance with Securities Laws. (a) The Holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered (or if no exemption from registration exists), will have restrictions upon resale imposed by state and federal securities laws. Each certificate representing the Warrant Shares issued to the Holder upon exercise (if not registered, for resale or otherwise, or if no exemption from registration exists) will bear substantially the following legend:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

(b) Without limiting the Purchaser's right to transfer, assign or otherwise convey the Warrant or Warrant Shares in compliance with all applicable securities laws, the Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Purchaser's own account and not as a nominee for any other party, and that the Purchaser will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of applicable federal and state securities laws.

18.      Miscellaneous.

(a) Issue Date; Choice of Law; Venue; Jurisdiction. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant will be construed and enforced in accordance with and governed by the laws of the State of New York, except for matters arising under the Act, without reference to principles of conflicts of law. Each of the parties consents to the exclusive jurisdiction of the Federal and State Courts sitting in the County of New York in the State of New York in connection with any dispute arising under this Warrant and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens or venue, to the bringing of any such proceeding in such jurisdiction. Each party hereby agrees that if the other party to this Warrant obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Warrant irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address in accordance with Section 18(c). Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

(b) Modification and Waiver. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought. Any amendment effected in accordance with this paragraph shall be binding upon the Purchaser, each future holder of this Warrant and the Company. No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

(c) Notices. Any notice, request or other document required or permitted to be given or delivered to the Purchaser or future holders hereof or the Company shall be personally delivered or shall be sent by certified or registered mail, postage prepaid, to the Purchaser or each such holder at its address as shown on the books of the Company or to the Company at the address set forth in the Purchase Agreement. All notices under this Warrant shall be deemed to have been given when received.

         A party may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in accordance with the provisions of this Section 18(c).

(d) Severability. Whenever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Warrant in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Warrant shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(e) No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, and (b) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant.

(f) Specific Enforcement. The Company and the Holder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Warrant were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall he entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Warrant and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either of them may be entitled by law or equity.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated: March _______, 2001

                                                GENESISINTERMEDIA.COM, INC.

                                                By: __________________________
                                                    Name:  Ramy El-Batrawi
                                                    Title: President

ATTEST:

------------------------
Print Name:

                               NOTICE OF EXERCISE

To: GenesisIntermedia.com, Inc.

(1) The undersigned hereby elects to exercise the attached Warrant for and to purchase thereunder, ______ shares of Common Stock, and herewith makes payment therefor of $_______, or elects to use the cashless exercise option of the Warrant in the event Warrant Shares are not registered as required in the Registration Rights Agreement.

(2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                           -------------------------------
                           (Name)

                           -------------------------------
                           (Address)

                           -------------------------------

(3) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

                                     -----------------------------------
                                     (Name)

--------------------                 -----------------------------------
(Date)                               (Signature)

                                     -----------------------------------
                                     (Address)

Dated:

------------------------------
Signature

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)

         FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

---------------------------------------------------------------.


---------------------------------------------------------------

                                                     Dated:  ______________,

                           Holder's Signature: _____________________________

                           Holder's Address:   _____________________________

                                               _____________________________


Signature Guaranteed:  ___________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                                                                   Exhibit 10.64

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement ("Agreement") is entered into as of March __, 2001, between GenesisIntermedia.com, Inc., a Delaware corporation with offices at 5805 Sepulveda Boulevard, Van Nuys, California 91411 (the "Company") and Elliott Associates, L.P., a Delaware limited partnership, and Elliott International, L.P., a Cayman Islands limited partnership (individually and collectively, the "Purchaser").

                              W I T N E S S E T H:

         Whereas, pursuant to that certain Securities Purchase Agreement, dated on or about the date hereof, by and between the Company and the Purchaser (the "Purchase Agreement"), the Company has agreed to sell and issue to the Purchaser, and the Purchaser has agreed to purchase from the Company, an aggregate of $3,000,000 in principal of the Company's 7% Convertible Debentures (the "Debentures") and Warrants (the "Warrants") to purchase shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock") subject to the terms and conditions set forth therein; and

         Whereas, the Purchase Agreement contemplates that the Debentures and Warrants will be convertible and exercisable into shares (the "Common Shares") of Common Stock pursuant to the terms and conditions set forth in the Debentures and Warrants; and

         Now, Therefore, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in the Purchase Agreement and this Agreement, the Company and the Purchasers agree as follows:

         1. Certain Definitions. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Purchase Agreement or the Debentures. As used in this Agreement, the following terms shall have the following respective meanings:

         "Closing" and "Closing Date" shall have the meanings ascribed to such terms in the Purchase Agreement.

         "Commission" or "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "Holder" and "Holders" shall include the Purchaser and any transferee or transferees of Registrable Securities, Debentures and/or Warrants which have not been sold to the public to whom the registration rights conferred by this Agreement have been transferred in compliance with this Agreement and the Purchase Agreement.

         The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

         "Registrable Securities" shall mean: (i) the Common Shares (without regard to any limitations on beneficial ownership contained in the Debentures or Warrants) or other securities issued or issuable to each Holder or its permitted transferee or designee (a) upon conversion of the Debentures and/or upon exercise of the Warrants, or (b) upon any distribution with respect to, any exchange for or any replacement of such Debentures or Warrants or (c) upon any conversion, exercise or exchange of any securities issued in connection with any such distribution, exchange or replacement; (ii) securities issued or issuable upon any stock split, stock dividend, recapitalization or similar event with respect to the foregoing; and (iii) any other security issued as a dividend or other distribution with respect to, in exchange for or in replacement of the securities referred to in the preceding clauses.

         "Registration Expenses" shall mean all expenses to be incurred by the Company in connection with each Holder's registration rights under this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, reasonable fees and disbursements of counsel to Holders (using a single counsel selected by a majority in interest of the Holders) for a review of the Registration Statement and related documents, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

         "Registration Statement" shall have the meaning set forth in Section 2(a) herein.

         "Regulation D" shall mean Regulation D as promulgated pursuant to the Securities Act, and as subsequently amended.

         "Securities Act" or "Act" shall mean the Securities Act of 1933, as amended.

         "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for Holders not included within "Registration Expenses".

         2. Registration Requirements. The Company shall use its best efforts to effect the registration of the Registrable Securities (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as would permit or facilitate the sale or distribution of all the Registrable Securities in the manner (including manner of sale) and in all states reasonably requested by the Holder. Such best efforts by the Company shall include, without limitation, the following:

         (a) The Company shall, as expeditiously as possible after the Closing
Date:

               (i) But in any event within 20 days of the Closing, prepare and file a registration statement with the Commission pursuant to Rule 415 under the Securities Act on Form S-3 under the Securities Act (or in the event that the Company is ineligible to use such form, such other form as the Company is eligible to use under the Securities Act provided that such other form shall be converted into an S-3 as soon as Form S-3 becomes available to the Company) covering resales by the Holders as selling stockholders (not underwriters) of the Registrable Securities and, to the extent practicable, no other securities ("Registration Statement"), which Registration Statement, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Debentures and exercise of the Warrants. The number of shares of Common Stock initially included in such Registration Statement shall be no less than the sum of two times the number of Common Shares that are then issuable upon conversion of the Debentures and the number of shares issuable upon exercise of the Warrants (assuming full conversion or exercise, respectively, at the then applicable Market Price (as defined in the Debentures) or Exercise Price (as defined in the Warrant). Nothing in the preceding sentence will limit the Company's obligations to reserve shares of Common Stock pursuant to Section 3.7 of the Purchase Agreement. Thereafter the Company shall use its best efforts to cause such Registration Statement and other filings to be declared effective as soon as possible, and in any event prior to 80 days following the Closing Date. Without limiting the foregoing, the Company will promptly respond to all SEC comments, inquiries and requests, and shall request acceleration of effectiveness at the earliest possible date. The Company shall provide the Holders reasonable opportunity to review any such Registration Statement or amendment or supplement thereto prior to filing.

               (ii) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement and notify the Holders of the filing and effectiveness of such Registration Statement and any amendments or supplements.

               (iii) Furnish to each Holder such numbers of copies of a current prospectus conforming with the requirements of the Act, copies of the Registration Statement, any amendment or supplement thereto and any documents incorporated by reference therein and such other documents as such Holder may reasonably require in order to facilitate the disposition of Registrable Securities owned by such Holder.

               (iv) Register and qualify the securities covered by such Registration Statement under the securities or "Blue Sky" laws of all domestic jurisdictions; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (v) Notify each Holder immediately of the happening of any event (but not the substance or details of any such events unless specifically requested by a Holder) as a result of which the prospectus (including any supplements thereto or thereof) included in such Registration Statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and use its best efforts to promptly update and/or correct such prospectus.

               (vi) Notify each Holder immediately of the issuance by the Commission or any state securities commission or agency of any stop order suspending the effectiveness of the Registration Statement or the threat or initiation of any proceedings for that purpose. The Company shall use its best efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

               (vii) Permit counsel to the Holders to review the Registration Statement and all amendments and supplements thereto within a reasonable period of time (but not less than 5 full Trading Days (as defined in the Debentures)) prior to each filing, and shall not file any document in a form to which such counsel reasonably objects and will not request acceleration of the Registration Statement without prior notice to such counsel.

               (viii) List the Registrable Securities covered by such Registration Statement with all securities exchange(s) and/or markets on which the Common Stock is then listed and prepare and file any required filings with the Nasdaq National Market and Pacific Exchange or any exchange or market where the Common Shares are traded.

               (ix) Take all steps necessary to enable Holders to avail themselves of the prospectus delivery mechanism set forth in Rule 153 (or successor thereto) under the Act.

         (b) Set forth below in this Section 2(b) are (I) events that may arise that the Purchasers consider will interfere with the full enjoyment of their rights under this Agreement, the Purchase Agreement, the Debentures and the Warrants (the "Interfering Events"), and (II) certain remedies applicable in each of these events.

         Paragraphs (i) through (iv) of this Section 2(b) describe the Interfering Events, provide a remedy to the Purchasers if an Interfering Event occurs and provide that the Purchasers may require that the Company repurchase outstanding Debentures and Warrants at a specified price if certain Interfering Events are not timely cured.

         Paragraph (v) provides, inter alia, that if default adjustments required as the remedy in the case of certain of the Interfering Events are not provided when due, the Company may be required by the Purchasers to redeem outstanding Debentures and Warrants at a specified price.

         Paragraph (vi) provides, inter alia, that the Purchasers have the right to specific performance.

         The preceding paragraphs in this Section 2(b) are meant to serve only as an introduction to this Section 2(b), are for convenience only, and are not to be considered in applying, construing or interpreting this Section 2(b).

               (i) Delay in Effectiveness of Registration Statement.

               (A) In the event that such Registration Statement has not been declared effective within 80 days from the Closing Date, or the Company at any time fails to issue unlegended Registrable Securities as required by Article VI of the Purchase Agreement, then the Company shall pay each Holder a Monthly Delay Payment (as defined below) for each 30-day period (or portion thereof) that effectiveness of the Registration Statement is delayed or failure to issue such unlegended Registrable Securities persists. In addition to the foregoing, if the Registration Statement has not been declared effective within 120 days after the Closing Date, then each Holder shall have the right to sell, at any time after the 120th day after the Closing Date, any or all of its Debentures and Warrants to the Company for consideration (the "Mandatory Repurchase Price") equal to (I) for the Debentures, the greater of (x) 125% of the outstanding Principal Amount of all such Debentures being sold to the Company, or (y) the Conversion Ratio (as defined in the Debentures) multiplied by the greater of the last closing price of the Common Stock on (i) the date a Holder exercises its option pursuant to this Section 2(b) to require repurchase of the Debentures or (ii) the date on which the event triggering Holder's remedies under this Section 2(b) first occurred, in each case payable in cash and (II) for the Warrants, 125% of the product of (a) the difference between the greater of clauses (i) or (ii) above and the exercise price of the Warrants, multiplied by (b) the number of Warrants being sold to the Company, payable in cash.

               (B) As used in this Agreement, a "Monthly Delay Payment" shall be a cash payment equal to 1% of the aggregate Purchase Price paid by a Holder, payable on the date on which the specified condition in this
         Section 2(b) has not been fulfilled or the specified deficiency has not been remedied, 2% of the aggregate Purchase Price for the next 30-day period (or portion thereof) that the specified condition in this
         Section 2(b) has not been fulfilled or the specified deficiency has not been remedied, and 3% of the aggregate Purchase Price thereafter for each subsequent 30-day period (or portion thereof) that the specified condition in this Section 2(b) has not been fulfilled or the specified deficiency has not been remedied (prorated in each case as appropriate). Payment of the Monthly Delay Payments and Mandatory Repurchase Price shall be due and payable from the Company to such Holder within 5 business days of demand therefor. Without limiting the foregoing, if cash payment of the Mandatory Repurchase Price is not made within such 5 business day period, the Holder may revoke and withdraw its election to cause the Company to make such mandatory purchase at any time prior to its receipt of such cash. At the option of the Holder, Monthly Delay Payments may be added to the outstanding Principal Amount of the Debentures held by it.

               (C) Notwithstanding the foregoing, there shall be excluded from the calculation of the number of days that the Registration Statement has not been declared effective the delays which are solely attributable to delays in the Purchaser providing information required for the Registration Statement.

               (ii) No Listing; Premium Price Redemption for Delisting of Class of Shares.

               (A) In the event that the Company fails, refuses or for any other reason is unable to cause the Registrable Securities covered by the Registration Statement to be listed with the Pacific Exchange and the Nasdaq National Market or one of the other Approved Markets (as defined in the Purchase Agreement) at all times during the period ("Listing Period") from the date ("Effectiveness Commencement Date") which is the earlier of the effectiveness of the Registration Statement and the 80th day following the Closing Date until such time as the registration period specified in Section 5 terminates, then the Company shall provide to each Holder a Monthly Delay Payment, for each 30 day period or portion thereof during which such listing is not in effect. In addition to the foregoing, following the 10th day that such listing is not in effect, each Holder shall have the right to sell to the Company any or all of its Debentures and Warrants at the Mandatory Repurchase Price. The provisions of Section 2(b)(i)(B) shall apply to this Section 2(b)(ii)(A).

               (B) In the event that shares of Common Stock of the Company are not listed on any of the Approved Markets at all times following the Closing Date, or are otherwise suspended from trading and remain unlisted or suspended for 3 consecutive days, then the Company shall provide to each Holder a Monthly Delay Payment for each 30-day period or portion thereof (appropriately prorated) during which such listing is not in effect. In addition to the foregoing, following the 5th day that the shares are not so listed or are otherwise suspended, at the option of each Holder and to the extent such Holder so elects, each Holder shall have the right to sell to the Company the Debentures and the Warrants held by such Holder, in whole or in part, for the Mandatory Repurchase Price on the terms set forth in Section 2(b)(i)(B) above.

         (iii) Blackout Periods. In the event any Holder's ability to sell Registrable Securities under the Registration Statement is suspended for more than (i) five (5) consecutive days or (ii) twenty (20) days in any calendar year ("Suspension Grace Period"), including without limitation by reason of any suspension or stop order with respect to the Registration Statement or the fact that an event has occurred as a result of which the prospectus (including any supplements thereto) included in such Registration Statement then in effect includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (a "Blackout"), then the Company shall provide to each Holder a Monthly Delay Payment for each 30-day period or portion thereof (appropriately prorated) from and after the expiration of the Suspension Grace Period, on the terms set forth in Section 2(b)(i)(B) above. In addition, at any time following the expiration of the Suspension Grace Period if the Blackout continues for more than five (5) additional consecutive days, a Holder shall have the right to sell to the Company its Debentures and/or Warrants in whole or in part for the Mandatory Repurchase Price on the terms set forth in Section 2(b)(i)(B) above.

         (iv) Redemption for Conversion Deficiency. In the event that the Company does not have a sufficient number of Common Shares available to satisfy the Company's obligations to any Holder upon receipt of a Conversion Notice (as defined in the Debentures) or exercise of the Warrants or upon a Repayment Date (as defined in the Debentures) or is otherwise unable or unwilling for any reason to issue such Common Shares (other than failure of the Holder to comply with the conversion notice and delivery requirements of
    Section 3 of the Debentures) (each, a "Conversion/Exercise Deficiency") in accordance with the terms of the Debentures, Purchase Agreement and Warrants for any reason after receipt of a Conversion Notice or exercise notice from any Holder or upon a Repayment Date, then:

               (A) The Company shall provide to each Holder a Monthly Delay Payment for each 30-day period or portion thereof (appropriately prorated) following the Conversion/Exercise Deficiency on all outstanding Debentures and Warrants, on the terms set forth in Section 2(b)(i)(B) above.

               (B) At any time five days after the commencement of the running of the first 30-day period described above in clause (A) of this paragraph (iv), at the request of any Holder, the Company promptly shall purchase from such Holder, for the Mandatory Repurchase Price and on the terms set forth in Section 2(b)(i)(B) above, any and all outstanding Debentures and/or Warrants, if the failure to issue Common Shares results from the lack of a sufficient number thereof and shall purchase all of such Holder's Debentures and/or Warrants (or such portion requested by such Holder) for such consideration and on such terms if the failure to issue Common Shares results from any other cause, or is without cause.

               (C) The Holder shall have the right to withdraw any request for redemption hereunder at any time prior to its receipt of the Mandatory Repurchase Price.

         (v) Mandatory Purchase Price for Defaults.

               (A) Th Company acknowledges that any failure, refusal or inability by the Company to perform the obligations described in the foregoing paragraphs (i) through (iv) will cause the Holders to suffer damages in an amount that will be difficult to ascertain, including without limitation damages resulting from the loss of liquidity in the Registrable Securities and the additional investment risk in holding the Debentures, Warrants and Registrable Securities. Accordingly, the parties agree, after consulting with counsel, that it is appropriate to include in this Agreement the foregoing provisions for Monthly Delay Payments and mandatory redemptions in order to compensate the Holders for such damages. The parties acknowledge and agree that the Monthly Delay Payments and mandatory redemptions set forth above represent the parties' good faith effort to quantify such damages and, as such, agree that the form and amount of such payments and mandatory redemptions are reasonable and will not constitute a penalty.

               (B) In the event that the Company fails to pay any Monthly Delay Payment within 5 business days of demand therefor, each Holder shall have the right to sell to the Company any or all of its Debentures and/or Warrants at the Mandatory Repurchase Price on the terms set forth in Section 2(b)(i)(B) above.

               (C) The Holder shall have the right to withdraw any request for redemption hereunder at any time prior to its receipt of the Mandatory Repurchase Price.

         (vi) Cumulative Remedies. The Monthly Delay Payments and mandatory purchases provided for above are in addition to and not in lieu or limitation of any other rights the Holders may have at law, in equity or under the terms of the Debentures, the Purchase Agreement, the Warrants and this Agreement, including without limitation the right to monetary contract damages and specific performance. Each Holder shall be entitled to specific performance of any and all obligations of the Company in connection with the registration rights of the Holders hereunder.

         (vii) Remedies for Registrable Securities. In any case in which a Holder of Debentures and/or Warrants has the right to cause the purchase of its securities under this Section 2(b), it shall also have the right to cause the purchase of the Registrable Securities that it owns, in whole or in part at the Holder's option, as follows: such shares shall be purchased at a price ("Common Purchase Price") equal to the Mandatory Repurchase Price of the Debentures which were converted into Common Shares or Warrants which were exercised for Common Shares.

         In the case in which a Holder of Debentures or Warrants would have the right to receive Monthly Delay Payments with respect to Debentures or Warrants under Section 2(b), it shall also have the right to receive payments with respect to Registrable Securities owned by it in an amount at the rate of the Monthly Delay Payments that would have applied to the Debentures or Warrants converted into or exercised for Common Shares had such Debentures or Warrants not been converted or exercised.

         (c) If the Holder(s) intend to distribute the Registrable Securities by means of an underwriting, the Holder(s) shall so advise the Company. Any such underwriting may only be administered by nationally or regionally recognized investment bankers reasonably satisfactory to the Company.

         (d) The Company shall enter into such customary agreements for secondary offerings (including a customary underwriting agreement with the underwriter or underwriters, if any) and take all such other reasonable actions reasonably requested by the Holders in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the Registrable Securities are to be sold in an underwritten offering:

               (i) make such representations and warranties to the Holders and the underwriter or underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in secondary offerings;

               (ii) cause to be delivered to the sellers of Registrable Securities and the underwriter or underwriters, if any, opinions of independent counsel to the Company, on and dated as of the effective day (or in the case of an underwritten offering, dated the date of delivery of any Registrable Securities sold pursuant thereto) of the Registration Statement, and within ninety (90) days following the end of each fiscal year thereafter, which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Holders and the underwriter(s), if any, and their counsel and covering, without limitation, such matters as the due authorization and issuance of the securities being registered and compliance with securities laws by the Company in connection with the authorization, issuance and registration thereof and other matters that are customarily given to underwriters in underwritten offerings, addressed to the Holders and each underwriter, if any;

               (iii) cause to be delivered, immediately prior to the effectiveness of the Registration Statement (and, in the case of an underwritten offering, at the time of delivery of any Registrable Securities sold pursuant thereto), and at the beginning of each fiscal year following a year during which the Company's independent certified public accountants shall have reviewed any of the Company's books or records, a "comfort" letter from the Company's independent certified public accountants addressed to each underwriter, if any, stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent certified public accountants delivered in connection with secondary offerings; such accountants shall have undertaken in each such letter to update the same during each such fiscal year in which such books or records are being reviewed so that each such letter shall remain current, correct and complete throughout such fiscal year; and each such letter and update thereof, if any, shall be reasonably satisfactory to such underwriters;

               (iv) if an underwriting agreement is entered into, the same shall include customary indemnification and contribution provisions to and from the underwriters and procedures for secondary underwritten offerings; and

               (v) deliver such documents and certificates as may be reasonably requested by the Holders of the Registrable Securities being sold or the managing underwriter or underwriters, if any, to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement, if any.

         (e) The Company shall make available for inspection by the Holders, representative(s) of all the Holders together, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney or accountant retained by any Holder or underwriter, all financial and other records customary for purposes of the Holders' due diligence examination of the Company and review of any Registration Statement, all SEC Documents (as defined in the Purchase Agreement) filed subsequent to the Closing, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement, provided that such parties agree to keep such information confidential.

         (f) Subject to Section 2(b) above, the Company may suspend the use of any prospectus used in connection with the Registration Statement only in the event, and for such period of time as, such a suspension is required by the rules and regulations of the Commission. The Company will use its best efforts to cause such suspension to terminate at the earliest possible date.

         (g) The Company shall file a Registration Statement with respect to any newly authorized and/or reserved Registrable Securities consisting of Common Shares described in clause (i) of the definition of Registrable Securities within five (5) business days of any stockholders meeting authorizing same and shall use its best efforts to cause such Registration Statement to become effective within sixty (60) days of such stockholders meeting. If the Holders become entitled, pursuant to an event described in clause (ii) and (iii) of the definition of Registrable Securities, to receive any securities in respect of Registrable Securities that were already included in a Registration Statement, subsequent to the date such Registration Statement is declared effective, and the Company is unable under the securities laws to add such securities to the then effective Registration Statement, the Company shall promptly file, in accordance with the procedures set forth herein, an additional Registration Statement with respect to such newly Registrable Securities. The Company shall use its best efforts to (i) cause any such additional Registration Statement, when filed, to become effective under the Securities Act, and (ii) keep such additional Registration Statement effective during the period described in

Section 5 below and cause such Registration Statement to become effective within 30 days of that date that the need to file the Registration Statement arose. All of the registration rights and remedies under this Agreement shall apply to the registration of such newly reserved shares and such new Registrable Securities, including without limitation the provisions providing for default payments and mandatory redemptions contained herein.

         3. Expenses of Registration. All Registration Expenses in connection with any registration, qualification or compliance with registration pursuant to this Agreement shall be borne by the Company, and all Selling Expenses of a Holder shall be borne by such Holder.

         4. Registration on Form S-3. The Company shall use its best efforts to remain qualified for registration on Form S-3 or any comparable or successor form or forms, or in the event that the Company is ineligible to use such form, such form as the Company is eligible to use under the Securities Act, provided that if such other form is used, the Company shall convert such other form to a Form S-3 as soon as the Company becomes so eligible.

         5. Registration Period. In the case of the registration effected by the Company pursuant to this Agreement, the Company shall keep such registration effective until the later of (a) the date on which all the Holders have completed the sales or distribution described in the Registration Statement relating thereto or, if earlier, until such Registrable Securities may be sold by the Holders under Rule 144(k) (provided that the Company's transfer agent has accepted an instruction from the Company to such effect), or (b) the second
(2nd) anniversary of the Closing Date.

         6. Indemnification.

         (a) Company Indemnity. The Company will indemnify each Holder, each of its officers, directors, agents and partners, and each person controlling each of the foregoing, within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls, within the meaning of
Section 15 of the Securities Act and the rules and regulations thereunder, any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, or any violation by the Company of the Securities Act or any state securities law or in either case, any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each Holder, each of its officers, directors, agents and partners, and each person controlling each of the foregoing, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to a Holder to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or the underwriter (if any) therefor and stated to be specifically for use therein. The indemnity agreement contained in this Section 6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld).

         (b) Holder Indemnity. Each Holder will, severally and not jointly, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, agents and partners, and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, each other Holder (if any), and each of their officers, directors and partners, and each person controlling such other Holder(s) against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading in light of the circumstances under which they were made, and will reimburse the Company and such other Holder(s) and their directors, officers and partners, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein, and provided that the maximum amount for which such Holder shall be liable under this indemnity shall not exceed the net proceeds received by such Holder from the sale of the Registrable Securities pursuant to the registration statement in question. The indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

         (c) Procedure. Each party entitled to indemnification under this
Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim in any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at its own expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6 except to the extent that the Indemnifying Party is materially and adversely affected by such failure to provide notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such non-privileged information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

         7. Contribution. If the indemnification provided for in Section 6 herein is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein (other than by reason of the exceptions provided therein), then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities as between the Company on the one hand and any Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of such Holder in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of any Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by such Holder.

         In no event shall the obligation of any Indemnifying Party to contribute under this Section 7 exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 6(a) or 6(b) hereof had been available under the circumstances.

         The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Holders or the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraphs. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraphs shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this section, no Holder or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any Holder, the net proceeds received by such Holder from the sale of Registrable Securities pursuant to the registration statement in question or
(ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such Holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         8. Survival. The indemnity and contribution agreements contained in Sections 6 and 7 and the representations and warranties of the Company referred to in Section 2(d)(i) shall remain operative and in full force and effect regardless of (i) any termination of this Agreement or the Purchase Agreement or any underwriting agreement, (ii) any investigation made by or on behalf of any Indemnified Party or by or on behalf of the Company, and (iii) the consummation of the sale or successive resales of the Registrable Securities.

         9. Information by Holders. Each Holder shall furnish to the Company such information regarding such Holder and the distribution and/or sale proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement. The intended method or methods of disposition and/or sale (Plan of Distribution) of such securities as so provided by such Purchaser shall be included without alteration in the Registration Statement covering the Registrable Securities and shall not be changed without written consent of such Holder.

         10. Replacement Certificates. The certificate(s) representing the Registrable Securities held by any Purchaser (or then Holder) may be exchanged by such Purchaser (or such Holder) at any time and from time to time for certificates with different denominations representing an equal aggregate number of Common Shares, as reasonably requested by such Purchaser (or such Holder) upon surrendering the same. No service charge will be made for such registration or transfer or exchange. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Debentures or Warrants, or certificates for the underlying Common Shares of any of the foregoing, and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it, or upon surrender and cancellation of such certificate if mutilated, the Company will make and deliver a new Debenture, Warrant or certificate of like tenor and dated as of such cancellation at no charge to the holder.

         11. Transfer or Assignment. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The rights granted to the Purchaser by the Company under this Agreement to cause the Company to register Registrable Securities may be transferred or assigned (in whole or in part) to a transferee or assignee of Debentures, Warrants or Registrable Securities, and all other rights granted to the Purchaser by the Company hereunder may be transferred or assigned to any transferee or assignee of any Debentures, Warrants or Registrable Securities; provided in each case that the Company must be given written notice by the Purchaser at the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned; and provided further that the transferee or assignee of such rights agrees in writing to be bound by the registration provisions of this Agreement.

         12. Miscellaneous.

         (a) Remedies. The Company and the Purchaser acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

         (b) Jurisdiction. Each of the Company and the Purchaser (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court, the New York State courts and other courts of the United States sitting in the Borough of Manhattan, New York County, New York State for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and
(ii) hereby waives, and agrees not to assert in any such suit action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The Company and the Purchaser consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by law.

         (c) Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing by facsimile, mail or personal delivery and shall be effective upon actual receipt of such notice. The addresses for such communications shall be:

                  to the Company:

                           GenesisIntermedia.com, Inc.
                           5805 Sepulveda Boulevard
                           Van Nuys, CA  91411
                           Telephone:       (818) 902-4100
                           Facsimile:       (818) 902-4301
                           Attention: Ramy El-Batrawi

                  with a copy to:

                           Nida & Maloney, LLP
                           800 Anacapa Street
                           Santa Barbara, CA  93101
                           Telephone:       (805) 568-1151
                           Facsimile:       (805) 568-1955
                           Attention:       Theodore R. Maloney

                  to the Purchaser:

                           Elliott Associates, L.P.
                           c/o Elliott Management Corporation
                           712 Fifth Avenue
                           New York, New York  10019
                           Telephone:       212-506-2999
                           Facsimile:       212-974-2093 and (212) 586-9467
                           Attention:       Brett Cohen

                           and

                           Elliott International, L.P.
                           c/o Elliott Management Corporation
                           712 Fifth Avenue
                           New York, New York  10019
                           Telephone:       212-506-2999
                           Facsimile:       212-974-2093 and (212) 586-9467
                           Attention:       Brett Cohen

                  with a copy to:

                           Kleinberg, Kaplan, Wolff & Cohen, P.C.
                           551 Fifth Avenue, 18th Floor
                           New York, New York 10176
                           Telephone:       212-986-6000
                           Facsimile:       212-986-8866
                           Attention:       Stephen M. Schultz

Any party hereto may from time to time change its address for notices by giving at least five days' written notice of such changed address to the other parties hereto.

         (d) Indemnity. Each party shall indemnify each other party against any loss, cost or damages (including reasonable attorney's fees) incurred as a result of such parties' breach of any representation, warranty, covenant or agreement in this Agreement, including, without limitation, any enforcement of this indemnity.

         (e) Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter. The representations and warranties and the agreements and covenants of the Company and each Purchaser contained herein shall survive the Closing.

         (f) Execution in Counterpart. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, it being understood that all parties need not sign the same counterpart.

         (g) Signatures. Facsimile signatures shall be valid and binding on each party submitting the same.

         (h) Entire Agreement; Amendment. This Agreement, together with the Purchase Agreement, the Certificate, the Warrants and the agreements and documents contemplated hereby and thereby, contains the entire understanding and agreement of the parties, and may not be amended, modified or terminated except by a written agreement signed by the Company plus the Holders of 75% of the outstanding Principal Amount of Debentures issued under the Purchase Agreement to that date; provided that for the purposes of this Section 12(h) the Holders of Common Shares still entitled to registration rights under this Agreement will be deemed to still be Holders of that amount of Debentures which were converted into such number of Common Shares issued upon conversion which are still held by them.

         (i) Governing Law. This Agreement and the validity and performance of the terms hereof shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts executed and to be performed entirely within such state, except to the extent that the law of the State of Delaware regulates the Company's issuance of securities.

         (j) Jury Trial. EACH PARTY HERETO WAIVES THE RIGHT TO A TRIAL BY JURY.

         (k) Titles. The titles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         (l) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.


                            [Signature Page Follows]

         In Witness Whereof, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                    GENESISINTERMEDIA.COM, INC.

                                    By:     _________________________
                                    Name:   Ramy El-Batrawi
                                    Title:  President


                                    ELLIOTT INTERNATIONAL, L.P.
                                    By:     ELLIOTT INTERNATIONAL CAPITAL
                                    ADVISORS INC., as
                                                    attorney-in-fact

                                    By:
                                    Name:    Paul E. Singer
                                    Title:   President


                                    ELLIOTT ASSOCIATES, L.P.

                                    By:
                                    Name:   Paul E. Singer
                                    Title:  General Partner